UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _2/28

Date of reporting period: _08/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
August 31, 2016

Franklin Tax-Free Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Semiannual Report
Municipal Bond Market Overview	3
Investment Strategy and Manager’s Discussion	5
Franklin Federal Intermediate-Term Tax-Free
Income Fund	6
Franklin Federal Limited-Term Tax-Free Income Fund .	12
Franklin High Yield Tax-Free Income Fund	18
Franklin Insured Tax-Free Income Fund	24
Franklin Massachusetts Tax-Free Income Fund	30
Franklin New Jersey Tax-Free Income Fund	36
Financial Statements	129
Notes to Financial Statements	137
Shareholder Information	151

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the semiannual report

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Semiannual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market but underperformed U.S. stock markets during the 6-month period ended August 31, 2016. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +3.14% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +2.11% total return.1 U.S. equities, as represented by the Standard & Poor’s 500 Index, outperformed municipals with a +13.60% total return for the reporting period.1 Following a sell-off that began in November 2015, U.S. equities rebounded sharply in February. This trend marked the beginning of a period of “risk on” sentiment that lasted through period-end and impacted the fixed income markets as well. Both high yield corporates and high yield municipals outperformed their investment grade counterparts. In our opinion, municipal bonds continued to offer significant value because of their tax-exempt yields and relatively low risk.

After raising its target range for the federal funds rate to 0.25%–0.50% last year, the Federal Reserve (Fed) maintained its target through period-end. At its June meeting, the Fed indicated that in determining the timing and size of future adjustments to the target range, it would assess realized and expected economic conditions relative to its objectives of maximum employment and 2.0% inflation. Following strong July employment data, the Fed signaled that interest rates could increase in the near term, given continued strength in labor market conditions and the Fed’s positive outlook on future economic growth. Nonetheless, the Fed expected economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate. This policy position was one factor that led to benchmark 10-year and 30-year tax-exempt interest rates ending the period lower than where they began.

In June, Britain voted to leave the European Union in the much-publicized “Brexit” referendum. The outcome roiled financial markets in the short-run even as the long-term ramifications of a British exit from the European Union remained uncertain. Global equity markets sold off briefly while both U.S. Treasuries and municipal bonds rallied sharply in the immediate aftermath of the Brexit vote.

In 2016, municipal bond funds have recorded 35 consecutive weeks of inflows, reflecting solid demand for tax-exempt debt. During the period under review, bonds with longer maturities generally performed better than bonds with shorter maturities. High yield municipal bonds outperformed investment-grade municipals, reflective of the “risk on” sentiment seen during the period. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, generated a +7.29% total return for the period.1 Approximately $201 billion in bonds were issued over the past six months; this was offset, however, by the nearly $184 billion in bonds that either matured or were called out of the market, making net supply only slightly positive for the period, at $17 billion.2 This supportive supply and demand dynamic contributed to positive returns for the period.

Several developments affected Puerto Rico bonds over the reporting period. On May 19, 2016, the House Committee on Natural Resources introduced a bill, the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which sought to provide an oversight board as well as a restructuring process. PROMESA was approved by Congress and signed into law by President Obama on June 30, 2016. On August 31, 2016, the president appointed the seven member oversight board. It is unclear at this time what potential impact, if any, that PROMESA may have on ongoing restructuring discussions, including discussions with PREPA detailed below.

We look forward to continuing to work with Puerto Rico and the new oversight board to promote responsible solutions to the island’s fiscal and economic problems so it may regain needed access to the capital markets.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds we own. On December 23, 2015, PREPA and more than 70% of its creditors reached an agreement on an Amended and Restated Restructuring Support Agreement (RSA) that would provide, among other things, for a restructuring of PREPA debt at 85 cents on the dollar for some of its outstanding debt, and outlined a Bond Purchase Agreement (BPA) whereby certain of those creditors would purchase new bonds to be issued by PREPA.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
2. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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Semiannual Report 3

MUNICIPAL BOND MARKET OVERVIEW

Legislation to establish the necessary securitization framework for the new PREPA debt was passed on February 16, 2016. In June, the Puerto Rico Energy Commission approved a “transition” charge to PREPA customers that will secure the new debt that will be issued to facilitate the PREPA restructuring. In our view, the implementation of the RSA provides the basis for PREPA to provide more reliable and lower-cost service, fund its capital needs for the medium term, help ensure environmental compliance, diversify generation resources to include more natural gas, and provide jobs.

On April 5, 2016, the Governor signed legislation allowing him to impose a debt moratorium on most debt issued by Puerto Rico and its agencies and that stays all related litigation until January 2017. Subsequently, the governor declared the aforementioned moratorium for several issuers. During the period under review, Puerto Rico and its municipal issuers defaulted on some of their debt and at this point it is unclear what they will pay in the future.

In June 2014, Puerto Rico enacted its own bankruptcy law called the Debt Enforcement and Recovery Act (DERA). Certain Franklin Municipal Bond Funds and another fund family quickly brought suit against Puerto Rico saying, among other things, that the U.S. Bankruptcy Code pre-empted DERA. In July 2015, the U.S. Court of Appeals for the First Circuit ruled 3-0 in our favor, affirming the prior ruling by the District Court in Puerto Rico that the U.S. Bankruptcy Code pre-empts DERA. Puerto Rico appealed to the U.S. Supreme Court, which heard the case on March 22, 2016, and on June 13, 2016 ruled 5-2 to uphold the First Circuit ruling.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we generally sought to purchase bonds with good call features from 15 to 30 years in maturity for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 5

Franklin Federal Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	15.93%
AA	63.60%
A	13.56%
BBB	1.40%
Below Investment Grade	0.22%
Refunded	5.27%
Not Rated	0.02%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.50 on February 29, 2016, to $12.57 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 15.31 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.34%, based on an annualization of the 2.51 cent per share August dividend and the maximum offering price of $12.86 on August 31, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 4.13% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	2.56	1.98	2.66
April	2.56	1.98	2.66
May	2.56	1.98	2.66
June	2.56	1.98	2.66
July	2.56	1.98	2.66
August	2.51	1.93	2.61
Total	15.31	11.83	15.91

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 45.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Portfolio Breakdown
8/31/16
% of Total
Investments*
Utilities	23.0%
General Obligation	20.6%
Transportation	14.2%
Subject to Government Appropriations	12.6%
Tax-Supported	9.0%
Refunded**	7.2%
Hospital & Health Care	6.4%
Higher Education	4.4%
Other Revenue	2.4%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 7

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FKITX)	$12.57	$12.50	+$0.07
C (FCITX)	$12.61	$12.53	+$0.08
Advisor (FITZX)	$12.60	$12.52	+$0.08

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.1531
C	$0.1183
Advisor	$0.1591

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.66%
6-Month	+1.79%	-0.51%
1-Year	+4.93%	+2.59%	+1.53%
5-Year	+20.41%	+3.32%	+3.14%
10-Year	+51.40%	+4.00%	+3.90%
C					1.21%
6-Month	+1.59%	+0.59%
1-Year	+4.43%	+3.43%	+2.25%
5-Year	+17.19%	+3.22%	+3.04%
10-Year	+43.41%	+3.67%	+3.57%
Advisor[6]					0.56%
6-Month	+1.92%	+1.92%
1-Year	+5.11%	+5.11%	+4.01%
5-Year	+21.06%	+3.90%	+3.73%
10-Year	+52.85%	+4.33%	+4.23%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	2.34%	4.13%	0.66%		1.17%
C	1.84%	3.25%	0.12%		0.21%
Advisor	2.49%	4.40%	0.78%		1.38%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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Semiannual Report 9

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +51.52% and
+5.51%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,017.90	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31
C
Actual	$1,000	$1,015.90	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11
Advisor
Actual	$1,000	$1,019.20	$2.80
Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 11

Franklin Federal Limited-Term Tax-Free Income Fund

This semiannual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
SP-1	2.63%
AAA	26.31%
AA	42.50%
A	20.94%
BBB	1.27%
Refunded	6.35%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from SP-1 (highest) to SP-3 (lowest) for short-term bonds and from AAA (highest) to D (lowest) for long-term bonds. The
Below Investment Grade category consists of bonds rated below BBB-. The
Refunded category generally consists of refunded bonds secured by U.S.
government or other high-quality securities and not rerated by an NRSRO. The Not
Rated category consists of ratable securities that have not been rated by an
NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.45 on February 29, 2016, to $10.42 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 4.47 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 0.84%, based on an annualization of the 0.75 cent per share August dividend and the maximum offering price of $10.66 on August 31, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 1.48% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Advisor Class
March	0.72	0.85
April	0.75	0.88
May	0.75	0.88
June	0.75	0.88
July	0.75	0.88
August	0.75	0.88
Total	4.47	5.25

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 66.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Portfolio Breakdown
8/31/16
% of Total
Investments*
General Obligation	28.8%
Utilities	18.2%
Refunded**	12.5%
Transportation	11.0%
Higher Education	9.7%
Subject to Government Appropriations	7.2%
Other Revenue	4.7%
Hospital & Health Care	3.2%
Tax-Supported	3.2%
Housing	1.5%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 13

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16		Change
A (FFTFX)	$10.42	$10.45	-$	0.03
Advisor (FTFZX)	$10.42	$10.44	-$	0.02

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.0447
Advisor	$0.0525

See page 16 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

					Total Annual Operating Expenses[6]
	Cumulative	Average Annual	Average Annual
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/16)[5]		(with waiver)	(without waiver)
A					0.63%	0.69%
6-Month	+0.14%	-2.11%
1-Year	+0.78%	-1.48%		-1.78%
5-Year	+5.13%	+0.55%		+0.55%
10-Year	+27.14%	+2.20%		+2.14%
Advisor[7]					0.48%	0.54%
6-Month	+0.31%	+0.31%
1-Year	+1.03%	+1.03%		+0.63%
5-Year	+6.03%	+1.18%		+1.14%
10-Year	+28.20%	+2.52%		+2.45%

					Taxable Equivalent
			30 Day Standardized Yield[10]		30-Day Standardized Yield[9]
	Distribution	Taxable Equivalent
Share Class	Rate[8]	Distribution Rate[9]	(with waiver)	(without waiver)	(with waiver)	(without waiver)
A	0.84%	1.48%	0.37%	0.31%	0.65%	0.55%
Advisor	1.01%	1.78%	0.54%	0.46%	0.95%	0.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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Semiannual Report 15

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through 6/30/17. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative and average annual total return of Advisor Class shares were +9.95% and
+1.72%.
8. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
9. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
10. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,001.40	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21
Advisor
Actual	$1,000	$1,003.10	$2.42
Hypothetical (5% return before expenses)	$1,000	$1,022.79	$2.45

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.63%; and Advisor: 0.48%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report 17

Franklin High Yield Tax-Free Income Fund

We are pleased to bring you Franklin High Yield Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016. As previously communicated, Franklin Double Tax-Free Income Fund was reorganized into the Fund on April 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	6.21%
AA	22.69%
A	26.43%
BBB	19.51%
Below Investment Grade	12.20%
Refunded	7.18%
Not Rated	5.78%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.57 on February 29, 2016, to $10.86 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 22.53 cents per share for the reporting period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.94%, based on an annualization of the 3.72 cent per share August dividend and the maximum offering price of $11.34 on August 31, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.79	3.29	3.87
April	3.79	3.29	3.87
May	3.79	3.29	3.87
June	3.72	3.22	3.80
July	3.72	3.22	3.80
August	3.72	3.22	3.80
Total	22.53	19.53	23.01

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 78.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Portfolio Breakdown
8/31/16
% of Total
Investments*
Utilities	19.9%
Transportation	16.4%
Hospital & Health Care	15.3%
Refunded**	14.8%
Tax-Supported	7.9%
General Obligation	7.3%
Subject to Government Appropriations	4.8%
Other Revenue	4.8%
Corporate-Backed	4.3%
Higher Education	2.8%
Housing	1.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

The Fund continued to seek high, current, tax-free income for its shareholders during the reporting period. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not over expose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Semiannual Report 19

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FRHIX)	$10.86	$10.57	+$0.29
C (FHYIX)	$11.05	$10.76	+$0.29
Advisor (FHYVX)	$10.91	$10.61	+$0.30

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.2253
C	$0.1953
Advisor	$0.2301

See page 22 for Performance Summary footnotes.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.67%
6-Month	+4.91%	+0.45%
1-Year	+9.36%	+4.72%	+3.64%
5-Year	+34.59%	+5.20%	+4.78%
10-Year	+62.40%	+4.52%	+4.40%
C					1.22%
6-Month	+4.54%	+3.54%
1-Year	+8.81%	+7.81%	+6.59%
5-Year	+30.82%	+5.52%	+5.10%
10-Year	+53.81%	+4.40%	+4.28%
Advisor					0.57%
6-Month	+5.04%	+5.04%
1-Year	+9.53%	+9.53%	+8.29%
5-Year	+35.36%	+6.24%	+5.77%
10-Year	+64.34%	+5.09%	+4.96%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	3.94%	6.96%	2.02%		3.57%
C	3.50%	6.18%	1.55%		2.74%
Advisor	4.18%	7.39%	2.21%		3.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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Semiannual Report 21

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
7. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,049.10	$3.36
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31
C
Actual	$1,000	$1,045.40	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11
Advisor
Actual	$1,000	$1,050.40	$2.84
Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 23

Franklin Insured Tax-Free Income Fund

This semiannual report for Franklin Insured Tax-Free Income Fund covers the period ended August 31, 2016. The Fund closed to all new investments (other than reinvestment of dividends or capital gains distributions) at the close of the market on March 1, 2013. As previously communicated, the Fund’s reorganization into Franklin Federal Tax-Free Income Fund is expected to be completed at the close of market on or about December 2, 2016, subject to shareholder approval.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund invests predominantly in insured municipal securities.2

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	2.79%
AA	65.91%
A	5.07%
BBB	0.80%
Refunded	24.66%
Not Rated	0.77%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.48 on February 29, 2016, to $12.46 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 23.78 cents per share for the reporting period.3 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.62%, based on an annualization of the 3.93 cent per share August dividend and the maximum offering price of $13.01 on August 31, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.40% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.03	3.44	4.12
April	4.03	3.44	4.12
May	3.93	3.34	4.02
June	3.93	3.34	4.02
July	3.93	3.34	4.02
August	3.93	3.34	4.02
Total	23.78	20.24	24.32

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value
3. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 106.

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FRANKLIN INSURED TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Breakdown

8/31/16

% of Total
Investments*
Refunded**	25.8%
Utilities	15.8%
Subject to Government Appropriations	13.2%
Hospital & Health Care	12.9%
Transportation	12.7%
General Obligation	6.7%
Tax-Supported	5.1%
Higher Education	4.6%
Other Revenue	2.8%
Housing	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Since the 2008 financial crisis, insurance penetration in the municipal bond market has greatly decreased, with fewer qualified bond insurers (rated BBB or better) offering insurance on new issue of municipal securities. These circumstances led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers, thereby concentrating the insurance company credit risk with respect to securities in the Fund’s portfolio among fewer municipal bond insurers. Accordingly, effective at the close of the market on March 1, 2013, the Fund was closed to all new investments (other than reinvestment of dividends or capital gains distributions). As previously communicated, the Fund’s reorganization into Franklin Federal Tax-Free Income Fund is expected to be completed at the close of market on or about December 2, 2016, subject to shareholder approval.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 25

FRANKLIN INSURED TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16		Change
A (FTFIX)	$12.46	$12.48	-$	0.02
C (FRITX)	$12.64	$12.66	-$	0.02
Advisor (FINZX)	$12.46	$12.48	-$	0.02

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.2378
C	$0.2024
Advisor	$0.2432

See page 28 for Performance Summary footnotes.

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FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.60%
6-Month	+1.76%	-2.54%
1-Year	+4.61%	+0.16%	-0.64%
5-Year	+26.68%	+3.93%	+3.55%
10-Year	+53.55%	+3.93%	+3.83%
C					1.16%
6-Month	+1.45%	+0.45%
1-Year	+3.97%	+2.97%	+2.22%
5-Year	+23.13%	+4.25%	+3.87%
10-Year	+45.42%	+3.82%	+3.72%
Advisor[6]					0.51%
6-Month	+1.80%	+1.80%
1-Year	+4.70%	+4.70%	+3.94%
5-Year	+27.28%	+4.94%	+4.56%
10-Year	+54.78%	+4.46%	+4.37%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.62%	6.40%	0.90%		1.59%
C	3.17%	5.60%	0.37%		0.65%
Advisor	3.87%	6.84%	1.03%		1.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

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Semiannual Report 27

FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.64% and
+4.89%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,017.60	$3.05
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06
C
Actual	$1,000	$1,014.50	$5.89
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90
Advisor
Actual	$1,000	$1,018.00	$2.59
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.60

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; C: 1.16%; and Advisor: 0.51%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 29

Franklin Massachusetts Tax-Free Income Fund

We are pleased to bring you Franklin Massachusetts Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	5.21%
AA	70.98%
A	10.09%
Refunded	13.72%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.94 on February 29, 2016, to $12.13 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 19.41 cents per share for the reporting period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.07%, based on an annualization of the 3.24 cent per share August dividend and the maximum offering price of $12.67 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Massachusetts personal income tax bracket of 46.48% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.74%  from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Massachusetts experienced relatively strong economic growth during the six months under review. An educated workforce and diversified economy helped the commonwealth post solid job and wage growth gains that outpaced the nation’s. Massachusetts’s low unemployment rate further declined from 4.5% in February 2016 to 3.9% at period-end, which was lower than the 4.9% national average.3 These positive economic developments supported home sales and price levels.

The commonwealth’s budget has been generally structurally balanced in recent years with good reserves, according to independent credit rating agency Standard & Poor’s (S&P). However, revenues for fiscal year 2016 (ended June 30) were below expectations, due to lower-than-expected estimated

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.21	2.65	3.31
April	3.24	2.68	3.34
May	3.24	2.68	3.34
June	3.24	2.68	3.34
July	3.24	2.68	3.34
August	3.24	2.68	3.34
Total	19.41	16.05	20.01

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 118.

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Portfolio Breakdown
8/31/16
% of Total
Investments*
Refunded**	20.4%
Transportation	12.6%
Higher Education	12.6%
Tax-Supported	12.0%
Hospital & Health Care	11.6%
Housing	9.1%
General Obligation	8.9%
Other Revenue	8.1%
Utilities	4.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

income tax payments and higher-than-expected refunds. The enacted fiscal year 2017 budget increased funding for local aid, education and opioid abuse prevention services without raising taxes or drawing down from the budget stabilization fund (BSF) despite lower-than-expected revenues. However, the budget did not include a projected deposit of excess capital gains revenues into the BSF.

Massachusetts’s debt levels ranked among the nation’s highest, with net tax-supported debt at 9.5% of personal income and $5,592 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 S&P assigned Massachusetts’s general obligation bonds a rating of AA+ with a negative outlook, citing the commonwealth’s strong historical budget performance; strong financial, debt and budget management policies; and adequate BSF balance.5 Furthermore, S&P cited Massachusetts’s diverse economy and high wealth and income levels. The negative outlook reflected the projected decline in the commonwealth’s fiscal year 2016 and 2017 financial reserves from fiscal year 2015 level, which S&P had viewed as adequate. S&P also noted that Massachusetts suspended scheduled transfers of excess capital gains tax revenue to the BSF in fiscal years 2015 and 2016. The agency had viewed this policy as a positive budget management tool that could have mitigated potential future budget volatility.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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Semiannual Report 31

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FMISX)	$12.13	$11.94	+$0.19
C (FMAIX)	$12.27	$12.07	+$0.20
Advisor (N/A)	$12.13	$11.94	+$0.19

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.1941
C	$0.1605
Advisor	$0.2001

See page 34 for Performance Summary footnotes.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.66%
6-Month	+3.24%	-1.15%
1-Year	+6.65%	+2.13%	+1.03%
5-Year	+24.98%	+3.66%	+3.24%
10-Year	+50.23%	+3.70%	+3.59%
C					1.21%
6-Month	+3.00%	+2.00%
1-Year	+6.09%	+5.09%	+3.94%
5-Year	+21.62%	+3.99%	+3.58%
10-Year	+42.28%	+3.59%	+3.47%
Advisor[6]					0.56%
6-Month	+3.29%	+3.29%
1-Year	+6.76%	+6.76%	+5.59%
5-Year	+25.59%	+4.66%	+4.25%
10-Year	+51.30%	+4.23%	+4.11%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.07%	5.74%	0.87%		1.63%
C	2.62%	4.90%	0.34%		0.64%
Advisor	3.30%	6.17%	1.02%		1.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

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Semiannual Report 33

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +43.92% and
+5.21%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Massachusetts personal income tax rate of 46.48%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,032.40	$3.38
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.36
C
Actual	$1,000	$1,030.00	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16
Advisor
Actual	$1,000	$1,032.90	$2.87
Hypothetical (5% return before expenses)	$1,000	$1,022.38	$2.85

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 35

Franklin New Jersey Tax-Free Income Fund

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	6.74%
AA	40.71%
A	34.00%
BBB	3.62%
Below Investment Grade	4.17%
Refunded	10.76%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.73 on February 29, 2016, to $11.91 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 22.70 cents per share for the reporting period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.67%, based on an annualization of the 3.80 cent per share August dividend and the maximum offering price of $12.44 on August 31, 2016. An investor in the 2016 maximum combined effective federal and New Jersey personal income tax bracket of 48.82% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.17% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the six months under review, New Jersey’s economy grew at a slower pace than the nation’s as employment growth slowed. The unemployment rate rose from an eight-and-a-half-year low of 4.3% in February 2016 to 5.3% at period-end, which was higher than the 4.9% national average.3 Despite increased homebuilding, improved home sales and higher home prices, the housing market continued to be a challenge to the state as the foreclosure rate remained among the nation’s highest.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.75	3.20	3.84
April	3.75	3.20	3.84
May	3.80	3.25	3.89
June	3.80	3.25	3.89
July	3.80	3.25	3.89
August	3.80	3.25	3.89
Total	22.70	19.40	23.24

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 124.

36 Semiannual Report

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Portfolio Breakdown
8/31/16
% of Total
Investments*
Transportation	20.8%
Higher Education	15.5%
Subject to Government Appropriations	15.5%
Refunded**	14.0%
Hospital & Health Care	13.2%
Other Revenue	6.8%
Utilities	6.2%
Tax-Supported	4.0%
Housing	3.1%
General Obligation	0.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

The state’s revenue growth for fiscal year 2016 (ended June 30) missed the enacted budget forecast, primarily due to lower-than-expected income tax collection, leading to a lower ending fund balance. Although the enacted fiscal year 2017 budget’s revenue assumption is largely in line with the five-year revenue growth average, it is considerably higher than fiscal year 2016’s revenue growth. The state’s reliance on nonrecurring measures declined slightly, with the notable exception of pension underfunding. Nonetheless, pension contribution accounted for nearly half of total spending growth. The state also increased education funding, while keeping health and human services spending growth relatively flat.

New Jersey’s debt levels ranked among the nation’s highest, with net tax-supported debt at 7.3% of personal income and $4,141 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service affirmed New Jersey’s general obligation debt rating of A2 with a negative outlook based on its view of the state’s weak but relatively stable budgetary condition, structural imbalance, high debt position and growing unfunded pension liability.5 Moody’s also cited New Jersey’s diverse economy and high wealth levels, as well as the governor’s broad powers to reduce expenditures. The negative outlook reflected Moody’s expectation that the state’s budget would be increasingly challenged by growing pension contributions amid low revenue growth and that the state’s balance sheet would weaken further before the state could restore structural balance.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.

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Semiannual Report 37

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FRNJX)	$11.91	$11.73	+$0.18
C (FNIIX)	$12.06	$11.87	+$0.19
Advisor (FNJZX)	$11.92	$11.74	+$0.18

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.2270
C	$0.1940
Advisor	$0.2324

See page 40 for Performance Summary footnotes.

38 Semiannual Report

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.64%
6-Month	+3.50%	-0.90%
1-Year	+7.00%	+2.48%	+1.39%
5-Year	+20.18%	+2.85%	+2.43%
10-Year	+48.17%	+3.56%	+3.46%
C					1.19%
6-Month	+3.26%	+2.26%
1-Year	+6.52%	+5.52%	+4.36%
5-Year	+16.98%	+3.19%	+2.77%
10-Year	+40.29%	+3.44%	+3.36%
Advisor[6]					0.54%
6-Month	+3.54%	+3.54%
1-Year	+7.19%	+7.19%	+6.02%
5-Year	+20.87%	+3.86%	+3.44%
10-Year	+49.47%	+4.10%	+4.00%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.67%	7.17%	1.40%		2.74%
C	3.23%	6.31%	0.90%		1.76%
Advisor	3.92%	7.66%	1.56%		3.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 40 for Performance Summary footnotes.

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Semiannual Report 39

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.04% and
+4.39%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and New Jersey personal income tax rate of 48.82%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

40 Semiannual Report

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,035.00	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26
C
Actual	$1,000	$1,032.60	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06
Advisor
Actual	$1,000	$1,035.40	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 41

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Intermediate-Term Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.50	$12.44	$12.21	$12.59	$12.39	$11.43
Income from investment operations[b]:
Net investment income[c]	0.15	0.31	0.32	0.34	0.34	0.38
Net realized and unrealized gains (losses)	0.07	0.06	0.23	(0.38)	0.19	0.97
Total from investment operations	0.22	0.37	0.55	(0.04)	0.53	1.35
Less distributions from net investment income .	(0.15)	(0.31)	(0.32)	(0.34)	(0.33)	(0.39)
Net asset value, end of period	$12.57	$12.50	$12.44	$12.21	$12.59	$12.39

Total return[d]	1.79%	3.03%	4.58%	(0.29)%	4.35%	12.02%

Ratios to average net assets[e]
Expenses.	0.65%	0.66%	0.68%	0.65%	0.65%	0.66%
Net investment income	2.40%	2.54%	2.59%	2.81%	2.71%	3.23%

Supplemental data
Net assets, end of period (000’s)	$2,118,377	$2,017,642	$1,828,050	$1,747,118	$2,252,973	$1,832,750
Portfolio turnover rate	3.90%	6.62%	4.10%	9.30%	1.81%	6.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable,and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

42 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.53	$12.47	$12.24	$12.62	$12.42	$11.46
Income from investment operations[b]:
Net investment income[c]	0.12	0.25	0.25	0.27	0.27	0.32
Net realized and unrealized gains (losses)	0.08	0.05	0.24	(0.38)	0.19	0.97
Total from investment operations	0.20	0.30	0.49	(0.11)	0.46	1.29
Less distributions from net investment income .	(0.12)	(0.24)	(0.26)	(0.27)	(0.26)	(0.33)
Net asset value, end of period	$12.61	$12.53	$12.47	$12.24	$12.62	$12.42

Total return[d]	1.59%	2.47%	4.00%	(0.83)%	3.77%	11.38%

Ratios to average net assets[e]
Expenses.	1.20%	1.21%	1.23%	1.20%	1.20%	1.21%
Net investment income	1.85%	1.99%	2.04%	2.26%	2.16%	2.68%

Supplemental data
Net assets, end of period (000’s)	$473,842	$469,355	$456,698	$453,176	$548,013	$445,913
Portfolio turnover rate	3.90%	6.62%	4.10%	9.30%	1.81%	6.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.52	$12.47	$12.24	$12.61	$12.41	$11.45
Income from investment operations[b]:
Net investment income[c]	0.16	0.33	0.33	0.36	0.35	0.40
Net realized and unrealized gains (losses)	0.08	0.04	0.24	(0.38)	0.20	0.96
Total from investment operations	0.24	0.37	0.57	(0.02)	0.55	1.36
Less distributions from net investment income .	(0.16)	(0.32)	(0.34)	(0.35)	(0.35)	(0.40)
Net asset value, end of period	$12.60	$12.52	$12.47	$12.24	$12.61	$12.41

Total return[d]	1.92%	3.05%	4.67%	(0.11)%	4.45%	12.10%

Ratios to average net assets[e]
Expenses.	0.55%	0.56%	0.58%	0.55%	0.55%	0.56%
Net investment income	2.50%	2.64%	2.69%	2.91%	2.81%	3.33%

Supplemental data
Net assets, end of period (000’s)	$2,033,548	$2,019,784	$2,285,627	$1,798,459	$1,146,322	$792,857
Portfolio turnover rate	3.90%	6.62%	4.10%	9.30%	1.81%	6.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

44 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Federal Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 93.6%
Alabama 3.0%
Alabama State Public School and College Authority Revenue,
Capital Improvement, Refunding, Series A, 5.00%, 5/01/19	$7,750,000	$8,613,427
Capital Improvement, Refunding, Series B, 5.00%, 1/01/27	25,000,000	31,182,000
[a] Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 5.00%, 1/01/27	3,425,000	4,442,122
Senior, Refunding, Series A, 5.00%, 1/01/28	5,140,000	6,644,170
Senior, Refunding, Series A, 5.00%, 1/01/29	5,245,000	6,734,737
Senior, Refunding, Series A, 5.00%, 1/01/30	1,670,000	2,130,068
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/20	3,535,000	4,020,992
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/21	3,535,000	4,035,450
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/22	3,535,000	4,034,001
East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36	10,000,000	10,792,500
Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33	13,500,000	14,635,890
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue,
Infirmary Health System Inc., Series A, 5.00%, 2/01/27	4,920,000	6,070,148
Infirmary Health System Inc., Series A, 5.00%, 2/01/28	5,000,000	6,121,350
Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%, 4/01/17	2,195,000	2,231,174
Shelby County Board of Education Revenue,
Capital Outlay School wts., 5.00%, 2/01/22	5,250,000	6,083,438
Capital Outlay School wts., 5.00%, 2/01/23	5,520,000	6,388,572
Capital Outlay School wts., 5.00%, 2/01/24	5,055,000	5,848,079
Capital Outlay School wts., 5.00%, 2/01/25	5,920,000	6,846,006
		136,854,124
Alaska 0.1%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured
Guaranty, 5.00%, 9/01/19	3,650,000	4,092,234
Arizona 4.8%
Arizona Health Facilities Authority Revenue,
Banner Health, Series A, Pre-Refunded, 5.00%, 1/01/22	8,000,000	8,114,160
Banner Health, Series D, 5.50%, 1/01/22	5,000,000	5,313,250
Banner Health, Series D, 5.00%, 1/01/23	5,000,000	5,278,450
Arizona State Board of Regents Arizona State University System Revenue,
Polytechnic Campus Project, Series C, Pre-Refunded, 5.75%, 7/01/20	500,000	545,755
Polytechnic Campus Project, Series C, Pre-Refunded, 5.75%, 7/01/21	500,000	545,755
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	6,358,905
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	11,265,300
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	46,020,068
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	16,883,040
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding,
Series A, 5.00%, 2/01/27	6,000,000	6,974,100
Arizona State School Facilities Board COP,
Pre-Refunded, 5.25%, 9/01/19	10,000,000	10,897,900
Refunding, Series A-3, AGMC Insured, 5.00%, 9/01/19.	16,185,000	18,156,171
Arizona State Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/29	10,920,000	13,711,480
Subordinated, Refunding, Series A, 5.00%, 7/01/24	5,000,000	5,959,450
Subordinated, Refunding, Series A, 5.00%, 7/01/25	5,000,000	5,956,850

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Semiannual Report 45

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Mesa Utility System Revenue,
Refunding, 5.00%, 7/01/28	$1,500,000	$1,922,445
Refunding, 5.00%, 7/01/29	2,500,000	3,183,475
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/19	1,900,000	2,116,372
junior lien, Series A, 5.00%, 7/01/20	1,300,000	1,497,535
junior lien, Series A, 5.00%, 7/01/21	4,200,000	4,838,190
Pima County Regional Transportation Excise Tax Revenue,
Pima County Regional Transportation Fund, 5.00%, 6/01/24	3,385,000	4,187,753
Pima County Regional Transportation Fund, 5.00%, 6/01/26	7,180,000	8,773,888
Pima County Sewer System Revenue,
Refunding, 5.00%, 7/01/26	4,640,000	6,087,866
Series B, Pre-Refunded, 5.00%, 7/01/24	6,030,000	7,183,961
Series B, Pre-Refunded, 5.00%, 7/01/25	4,500,000	5,361,165
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%, 9/01/21	4,000,000	4,315,520
Scottsdale Municipal Property Corp. Excise Tax Revenue,
Refunding, 5.00%, 7/01/26	2,580,000	3,296,363
Refunding, 5.00%, 7/01/27	2,000,000	2,536,500
Refunding, 5.00%, 7/01/28	3,325,000	4,195,219
University Medical Center Corp. Hospital Revenue, Tucson, Pre-Refunded, 6.00%, 7/01/24	2,000,000	2,288,740
		223,765,626
Arkansas 0.1%
Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23	5,000,000	6,014,100
California 8.9%
California State GO,
Refunding, 5.00%, 8/01/21	20,000,000	20,360,800
Various Purpose, 5.50%, 4/01/21	20,000,000	22,429,400
Various Purpose, 5.25%, 10/01/23	25,050,000	30,451,782
Various Purpose, 5.25%, 10/01/24	9,780,000	11,872,725
Various Purpose, 5.25%, 10/01/25	5,000,000	6,064,350
Various Purpose, Refunding, 5.25%, 9/01/25	15,000,000	18,141,900
Various Purpose, Refunding, 5.00%, 10/01/25	15,000,000	18,590,250
Various Purpose, Refunding, 5.00%, 8/01/30	10,000,000	12,649,500
Various Purpose, XLCA Insured, 5.00%, 11/01/22	4,805,000	5,050,343
California State Health Facilities Financing Authority Revenue,
Providence Health and Services, Series C, 6.00%, 10/01/18	500,000	553,580
Scripps Health, Series A, 5.00%, 10/01/21	5,000,000	5,462,650
Sutter Health, Refunding, Series B, 5.00%, 8/15/22	4,000,000	4,642,120
Sutter Health, Refunding, Series B, 5.25%, 8/15/23	13,000,000	15,212,600
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, 5.00%, 10/01/20	2,000,000	2,330,420
Various Capital Projects, Series A, 5.25%, 10/01/22	3,300,000	3,977,061
Various Capital Projects, Series A, 5.25%, 10/01/23	5,365,000	6,462,786
Various Capital Projects, Series A, 5.25%, 10/01/24	3,000,000	3,613,860
Various Capital Projects, Series A, 5.25%, 10/01/25	3,000,000	3,612,210
Various Capital Projects, Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	6,132,879
Various Capital Projects, Series G, Sub Series G-1, 5.25%, 10/01/19	10,000,000	11,362,900
Various Capital Projects, Series G, Sub Series G-1, 5.00%, 10/01/21	15,055,000	16,938,983
Various Capital Projects, Series I, 5.00%, 11/01/18	4,000,000	4,369,520
Various Capital Projects, Series I, 5.25%, 11/01/20	5,000,000	5,689,600

46 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	$1,990,000	$2,164,702
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,796,487
Sutter Health, Refunding, Series A, 5.25%, 8/15/24	4,000,000	4,670,640
El Dorado Irrigation District COP,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/22	2,610,000	2,931,108
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/23	2,860,000	3,232,372
Livermore-Amador Valley Water Management Agency Sewer Revenue,
Refunding, 5.00%, 8/01/24	5,660,000	6,692,893
Refunding, 5.00%, 8/01/25	4,765,000	5,622,081
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/26	11,025,000	13,582,249
Power System, Refunding, Series B, 5.25%, 7/01/24	17,000,000	19,135,200
Los Angeles Municipal Improvement Corp. Lease Revenue,
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.00%, 4/01/17	3,215,000	3,294,893
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/18	2,495,000	2,670,648
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/19	3,180,000	3,551,265
Los Angeles USD, GO, Election of 2005, Series F, 5.00%, 7/01/22	5,675,000	6,368,599
Orange County Airport Revenue,
Series B, 5.00%, 7/01/20	3,465,000	3,864,722
Series B, 5.00%, 7/01/21	7,545,000	8,413,128
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/34	10,605,000	12,841,064
Refunding, Series A, 5.00%, 8/01/35	11,000,000	13,270,290
San Diego Community College District GO, Refunding, 5.00%, 8/01/25	21,370,000	26,120,337
San Francisco City and County COP,
Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/25	4,000,000	4,403,760
Multiple Capital Improvement Projects, Series A, 5.25%, 4/01/26	2,500,000	2,768,850
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Refunding, Series D, Assured Guaranty, 5.00%, 8/01/21	10,000,000	10,394,600
Merged Area Redevelopment Project, Refunding, Series D, Assured Guaranty, 5.00%, 8/01/22	10,000,000	10,390,900
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/23	8,000,000	8,756,160
		412,909,167
Colorado 1.1%
Denver City and County Airport System Revenue,
Subordinate, Series B, 5.25%, 11/15/26	5,000,000	6,158,600
Subordinate, Series B, 5.25%, 11/15/27	4,250,000	5,212,327
Denver City and County Excise Tax Revenue, Series A, AGMC Insured, ETM, 5.00%, 9/01/20	10,090,000	11,744,962
Denver City and County School District No. 1 GO, Refunding, 4.00%, 12/01/31.	9,000,000	10,412,280
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18.	2,335,000	2,473,302
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26	14,000,000	17,027,780
		53,029,251
Connecticut 1.3%
Connecticut State GO,
Series E, 5.00%, 8/15/25.	11,295,000	13,808,477
Series E, 5.00%, 8/15/26.	18,585,000	22,666,080
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes, Series A,
5.00%, 1/01/28	10,000,000	12,062,300

franklintempleton.com

Semiannual Report 47

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
University of Connecticut GO,
Series A, 5.00%, 3/15/28.	$5,000,000	$6,319,750
Series A, 5.00%, 3/15/29.	2,000,000	2,516,020
Series A, 5.00%, 3/15/30.	3,075,000	3,850,238
		61,222,865
Florida 6.8%
Broward County Water and Sewer Utility Revenue,
Refunding, Series B, 5.00%, 10/01/24.	6,000,000	7,315,020
Refunding, Series B, 5.00%, 10/01/25.	6,325,000	7,698,853
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 5.25%, 6/01/17	3,250,000	3,359,817
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,196,450
Collier County School Board COP, Master Lease Program, AGMC Insured, Pre-Refunded, 5.00%,
2/15/22	5,075,000	5,172,643
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,013,630
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%, 10/01/28	6,000,000	7,144,800
JEA Water and Sewer System Revenue,
Refunding, Series A, 5.00%, 10/01/26.	2,985,000	3,749,339
Refunding, Series A, 5.00%, 10/01/27.	10,505,000	13,126,523
Refunding, Series A, 5.00%, 10/01/29.	2,470,000	3,046,621
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25	6,040,000	7,405,704
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 4.25%, 10/01/18	6,920,000	7,407,514
Miami International Airport, Refunding, Series A, 4.50%, 10/01/19	4,805,000	5,335,232
Miami International Airport, Refunding, Series A, 5.00%, 10/01/21	5,000,000	5,763,150
Miami International Airport, Refunding, Series A, 5.00%, 10/01/22	5,890,000	6,786,458
Miami International Airport, Refunding, Series A, 5.25%, 10/01/23	4,875,000	5,675,816
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, Assured Guaranty,
Pre-Refunded, 5.00%, 2/01/23	12,115,000	13,347,944
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/24	2,250,000	2,691,383
5.00%, 7/01/25	3,000,000	3,582,990
5.00%, 7/01/26	4,000,000	4,774,840
5.00%, 7/01/27	4,000,000	4,765,000
Miami-Dade County Water and Sewer System Revenue, Refunding, Series B, 5.00%, 10/01/27	15,000,000	18,486,150
Orange County Health Facilities Authority Hospital Revenue,
Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/27	1,000,000	1,272,370
Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/28	1,000,000	1,262,990
Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/30	2,875,000	3,598,494
Orange County Tourist Development Tax Revenue, Refunding, 4.00%, 10/01/32	25,000,000	28,486,750
Orlando Utilities Commission Utility System Revenue,
Refunding, Series A, 5.00%, 10/01/24.	2,405,000	3,065,533
Refunding, Series A, 5.00%, 10/01/25.	2,000,000	2,595,420
Refunding, Series A, 4.00%, 10/01/31.	1,500,000	1,745,595
Refunding, Series A, 4.00%, 10/01/32.	2,515,000	2,902,209
Refunding, Series A, 4.00%, 10/01/33.	6,770,000	7,779,475
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 7/01/23	10,000,000	12,377,500
Refunding, Series B, AGMC Insured, 5.00%, 7/01/24	14,650,000	18,143,732

48 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Palm Beach County School Board COP,
Master Lease Purchase Agreement, Refunding, Series B, 5.00%, 8/01/25	$4,000,000	$5,112,800
Master Lease Purchase Agreement, Series E, NATL Insured, Pre-Refunded, 5.00%, 8/01/21	6,060,000	6,301,370
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23	17,290,000	20,568,184
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%, 10/01/28	1,240,000	1,531,933
Pasco County Solid Waste Disposal and Resource Recovery System Revenue,
Series D, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	9,490,000	10,133,517
Series D, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	10,455,000	11,163,954
Port St. Lucie Utility Revenue,
Refunding, 4.00%, 9/01/30	1,000,000	1,146,100
Refunding, 4.00%, 9/01/31	2,500,000	2,853,300
Sarasota County Utility System Revenue,
Refunding, Series B, 5.00%, 10/01/30.	1,000,000	1,277,100
Refunding, Series B, 5.00%, 10/01/31.	1,465,000	1,863,583
Refunding, Series B, 5.00%, 10/01/32.	1,640,000	2,077,978
Refunding, Series B, 4.00%, 10/01/33.	2,820,000	3,232,256
Refunding, Series B, 4.00%, 10/01/34.	2,730,000	3,103,955
Refunding, Series B, 4.00%, 10/01/35.	1,000,000	1,129,670
Refunding, Series B, 4.00%, 10/01/36.	2,000,000	2,252,080
Refunding, Series B, 4.00%, 10/01/37.	2,670,000	2,999,264
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated Group,
5.00%, 8/15/19	5,000,000	5,206,750
Tohopekaliga Water Authority Utility System Revenue, Refunding, 4.00%, 10/01/32.	2,145,000	2,491,997
		316,521,736
Georgia 1.5%
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/27	7,000,000	8,725,150
General, sub. lien, Refunding, Series A, 5.00%, 1/01/28	5,100,000	6,320,889
Atlanta Tax Allocation,
Atlantic Station Project, Refunding, Assured Guaranty, 5.25%, 12/01/20	1,500,000	1,580,580
Atlantic Station Project, Refunding, Assured Guaranty, 5.25%, 12/01/21	1,000,000	1,053,590
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/26	5,165,000	6,549,995
Refunding, Series B, AGMC Insured, 5.00%, 11/01/20	8,575,000	9,662,481
Refunding, Series B, AGMC Insured, 5.00%, 11/01/21	9,230,000	10,397,503
Fulton County Development Authority Revenue,
Spelman College, Refunding, 5.00%, 6/01/28	3,785,000	4,626,368
Spelman College, Refunding, 5.00%, 6/01/29	4,385,000	5,320,891
Spelman College, Refunding, 5.00%, 6/01/30	4,805,000	5,800,980
Georgia State Municipal Electric Authority Revenue, Project One, Subordinated, Series B, 5.00%,
1/01/20	10,000,000	11,327,200
		71,365,627
Hawaii 1.0%
Hawaii State GO,
Series EO, 5.00%, 8/01/28	25,000,000	31,328,250
Series FB, 5.00%, 4/01/27	10,000,000	13,036,500
[a] Honolulu City and County Wastewater System Revenue, First Bond Resolution, Refunding, Senior Series
B, 4.00%, 7/01/30	1,500,000	1,750,080
		46,114,830

franklintempleton.com

Semiannual Report 49

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Illinois 2.7%
Chicago O’Hare International Airport Revenue,
General Airport, third lien, Refunding, Series B, AGMC Insured, 5.00%, 1/01/20	$7,850,000	$7,954,876
General Airport, third lien, Series C, Assured Guaranty, 5.25%, 1/01/22	5,215,000	5,911,150
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307,
Refunding, AGMC Insured, 5.25%, 6/01/25	6,125,000	6,960,634
Cook County GO, Refunding, Series A, MAC Insured, 5.25%, 11/15/22	12,395,000	14,511,818
Illinois State Finance Authority Revenue,
Northwestern University, 5.00%, 12/01/28	1,675,000	2,215,824
Rush University Medical Center Obligated Group, Series A, Pre-Refunded, 6.75%, 11/01/24.	5,000,000	5,650,900
Illinois State GO,
MAC Insured, 5.00%, 2/01/26	5,650,000	6,479,759
Refunding, AGMC Insured, 5.00%, 1/01/19	12,000,000	12,899,400
Series A, AGMC Insured, 5.00%, 4/01/25	18,000,000	20,453,400
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/26	14,000,000	16,854,880
Metropolitan Pier and Exposition Authority Revenue,
McCormick Place Expansion Project, Refunding, Series B, 5.00%, 12/15/22	2,000,000	2,054,160
McCormick Place Expansion Project, Refunding, Series B, 5.00%, 12/15/22	5,000,000	5,809,850
McCormick Place Expansion Project, Refunding, Series B, 5.00%, 6/15/23	3,400,000	3,873,926
McCormick Place Expansion Project, Series B, Pre-Refunded, 5.00%, 6/15/23	600,000	728,328
Southwestern Illinois Development Authority Revenue, Local Government Program, Edwardsville
Community Unit School District No. 7 Project, AGMC Insured, 5.00%, 12/01/19	11,005,000	11,558,222
		123,917,127
Kansas 0.2%
Kansas State Department of Transportation Highway Revenue, Refunding, Series A, 5.00%, 9/01/28	8,000,000	10,065,680
Kentucky 1.1%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway Trust, First
Series A, 5.00%, 9/01/20	6,000,000	6,887,340
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Refunding, Series A, 5.00%, 2/01/27.	3,015,000	3,900,445
Wastewater and Drinking Water Revolving Fund, Refunding, Series A, 5.00%, 2/01/28.	2,500,000	3,221,600
Kentucky State Property and Buildings Commission Revenues,
Project No. 87, NATL Insured, Pre-Refunded, 5.00%, 3/01/23	10,805,000	11,038,604
Project No. 87, Refunding, NATL Insured, 5.00%, 3/01/23	195,000	198,965
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/26	2,570,000	3,280,528
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/22	1,000,000	1,118,040
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System,
Refunding, Series A, 5.00%, 5/15/24	7,000,000	8,307,670
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/29	5,500,000	6,673,590
Refunding, Series A, AGMC Insured, 5.00%, 10/01/31	5,500,000	6,630,250
		51,257,032
Louisiana 1.4%
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Refunding, Series B,
Assured Guaranty, 5.00%, 12/01/21	15,000,000	16,844,400
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/25	2,400,000	2,983,512
Refunding, AGMC Insured, 5.00%, 11/01/27	3,500,000	4,288,795
Refunding, AGMC Insured, 5.00%, 11/01/29	4,685,000	5,671,895

50 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29	$1,250,000	$1,535,563
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30	1,000,000	1,222,630
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32	1,500,000	1,819,500
Louisiana State GO, Refunding, Series C, 5.00%, 8/01/25	10,000,000	12,430,500
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty,
6.00%, 1/01/23	2,000,000	2,232,100
New Orleans GO, Public Improvement, Series A, Assured Guaranty, 5.00%, 12/01/25	7,915,000	8,341,777
Orleans Parish Parishwide School District GO, Refunding, AGMC Insured, 5.00%, 9/01/18	5,000,000	5,409,850
		62,780,522
Maryland 1.1%
Anne Arundel County GO,
Consolidated General Improvements, 5.00%, 10/01/28	3,110,000	3,993,271
Consolidated General Improvements, 5.00%, 10/01/29	3,110,000	3,972,185
Consolidated General Improvements, 5.00%, 10/01/30	3,110,000	3,960,181
Consolidated General Improvements, 5.00%, 10/01/31	3,110,000	3,945,253
Consolidated General Improvements, Refunding, 5.00%, 4/01/29.	7,495,000	9,479,976
Baltimore Revenue,
Wastewater Projects, Refunding, Series D, 5.00%, 7/01/28	2,790,000	3,496,484
Wastewater Projects, Refunding, Series D, 5.00%, 7/01/29	5,835,000	7,266,442
Maryland State Health and Higher Educational Facilities Authority Revenue,
Washington County Hospital Issue, Pre-Refunded, 5.25%, 1/01/22	1,000,000	1,059,920
Washington County Hospital Issue, Pre-Refunded, 5.25%, 1/01/23	1,250,000	1,324,900
Prince Georges County GO,
Consolidated Public Improvement, Series A, 4.00%, 7/01/30	5,520,000	6,564,715
Consolidated Public Improvement, Series A, 4.00%, 7/01/31	4,430,000	5,203,301
		50,266,628
Massachusetts 3.1%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/20	5,000,000	5,667,100
Senior, Refunding, Series B, 5.00%, 1/01/17	5,000,000	5,070,050
Senior, Refunding, Series B, 5.00%, 1/01/18	5,000,000	5,281,850
Massachusetts State GO,
Refunding, Series A, 5.00%, 7/01/28	7,500,000	9,554,175
Refunding, Series A, 5.00%, 7/01/29	6,000,000	7,598,280
Massachusetts State Health and Educational Facilities Authority Revenue, CareGroup Issue, Capital
Asset Program, Series B-2, NATL Insured, Pre-Refunded, 5.375%, 2/01/26	1,720,000	1,872,392
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series A, 5.00%, 8/15/25	10,975,000	13,402,012
Senior, Refunding, Series A, 5.00%, 8/15/26	7,000,000	8,538,950
Senior, Refunding, Series B, 5.00%, 8/15/27	6,000,000	7,311,420
Massachusetts State Water Pollution Abatement Trust Revenue,
State Revolving Fund, Refunding, 5.00%, 8/01/26	10,650,000	14,068,117
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/24	9,380,000	11,622,477
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/25	9,750,000	12,067,380
Massachusetts Water Resources Authority Revenue,
General, Green Bond, Refunding, Series C, 5.00%, 8/01/29	15,000,000	19,383,000
General, Green Bond, Refunding, Series C, 5.00%, 8/01/30	10,000,000	12,869,500
General, Green Bond, Refunding, Series C, 5.00%, 8/01/31	6,000,000	7,690,380
		141,997,083

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Semiannual Report 51

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan 2.6%
Detroit GO,
Distributable State Aid, Pre-Refunded, 5.00%, 11/01/19	$6,775,000	$7,124,183
Distributable State Aid, Pre-Refunded, 5.00%, 11/01/20	6,000,000	6,309,240
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/30	1,860,000	2,281,606
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/31	2,010,000	2,465,607
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/32	2,310,000	2,806,904
Michigan State Finance Authority Hospital Revenue, Trinity Health Credit Group, Refunding, Series MI,
5.00%, 12/01/34	8,200,000	10,033,028
Michigan State Finance Authority Revenue,
School District of the City of Detroit, Refunding, 5.25%, 6/01/17	3,140,000	3,220,415
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	5,750,000	6,098,335
State Revolving Fund, Clean Water, 5.00%, 10/01/24	5,000,000	6,151,700
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24	7,000,000	8,566,320
Michigan State GO, School Loan, Series A, Pre-Refunded, 5.25%, 11/01/22	10,000,000	10,970,400
Michigan State Hospital Finance Authority Revenue,
Trinity Health Credit Group, Mandatory Put 12/01/17, Refunding, Series A, 6.00%, 12/01/34	10,000,000	10,639,500
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/24	8,000,000	9,606,320
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, Pre-Refunded, 5.25%, 9/15/20	7,500,000	7,857,375
Michigan State Strategic Fund Limited Obligation Revenue,
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%, 10/15/22	4,000,000	4,355,520
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%, 10/15/23	1,000,000	1,088,660
Wayne State University Revenue,
Refunding, Series A, 5.00%, 11/15/18.	4,265,000	4,641,642
Refunding, Series A, 5.00%, 11/15/19.	5,210,000	5,864,689
Refunding, Series A, 5.00%, 11/15/20.	5,255,000	5,926,011
Wyandotte Electric System Revenue, Series A, Assured Guaranty, ETM, 5.00%, 10/01/17	3,955,000	4,141,083
		120,148,538
Minnesota 0.8%
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%,
2/15/21	4,165,000	4,697,037
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%,
2/15/22	5,570,000	6,269,425
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.25%,
2/15/23	5,000,000	5,671,650
University of Minnesota GO,
Series A, 5.00%, 4/01/27.	1,100,000	1,435,148
Series A, 5.00%, 4/01/28.	4,385,000	5,675,900
Series A, 5.00%, 4/01/29.	4,330,000	5,573,749
Series A, 5.00%, 4/01/30.	4,970,000	6,367,316
		35,690,225
Missouri 0.3%
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Plum Point Project, Refunding, 5.00%, 1/01/27	3,250,000	3,985,378
Plum Point Project, Refunding, 5.00%, 1/01/28	4,500,000	5,487,390
Plum Point Project, Refunding, 5.00%, 1/01/29	4,045,000	4,901,650
		14,374,418

52 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Nevada 1.1%
Clark County Airport Revenue,
System, sub. lien, Series C, AGMC Insured, 5.00%, 7/01/22	$5,000,000	$5,566,400
System, sub. lien, Series C, AGMC Insured, 5.00%, 7/01/23	15,000,000	16,677,000
Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19	5,000,000	5,295,350
Clark County Water Reclamation District GO,
Series A, Pre-Refunded, 5.25%, 7/01/21	3,435,000	3,869,528
Series A, Pre-Refunded, 5.25%, 7/01/22	3,120,000	3,514,680
Series B, Pre-Refunded, 5.25%, 7/01/21	3,430,000	3,863,895
Series B, Pre-Refunded, 5.25%, 7/01/22	3,615,000	4,072,297
Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25	6,130,000	7,297,458
		50,156,608
New Hampshire 0.2%
Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25.	7,930,000	9,246,618
New Jersey 5.8%
Hudson County Improvement Authority Facility Lease Revenue,
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/22	5,220,000	6,423,262
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/23	5,375,000	6,738,369
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/24	2,050,000	2,624,697
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series EE, 5.25%, 9/01/24.	12,210,000	13,549,803
New Jersey Health Care Facilities Financing Authority Revenue,
Barnabas Health Issue, Refunding, Series A, 5.00%, 7/01/20	10,000,000	11,410,300
Barnabas Health Issue, Refunding, Series A, 5.00%, 7/01/21	20,535,000	24,031,084
New Jersey State COP,
Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/22	10,000,000	10,713,000
Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/23	17,945,000	19,224,478
Equipment Lease Purchase Agreement, Series A, AMBAC Insured, 5.00%, 6/15/17	5,000,000	5,014,350
New Jersey State Educational Facilities Authority Revenue, Kean University Issue, Refunding, Series A,
5.00%, 9/01/21	6,000,000	6,661,200
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.00%, 12/01/17	3,250,000	3,411,720
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,800,900
Refunding, Series 1A, 4.75%, 12/01/21	4,975,000	5,391,756
Refunding, Series 1A, 4.75%, 12/01/22	6,465,000	6,953,948
Series A, 5.375%, 6/01/24	10,135,000	11,034,279
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26	26,650,000	30,753,300
Transportation System, Refunding, Series A, 5.50%, 12/15/22.	25,000,000	29,552,500
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	13,760,064
New Jersey State Turnpike Authority Turnpike Revenue,
Series H, 5.00%, 1/01/20	10,000,000	10,968,000
Series H, 5.00%, 1/01/21	20,000,000	21,858,400
Rutgers State University GO,
Refunding, Series J, 5.00%, 5/01/26	5,000,000	6,139,550
Refunding, Series J, 5.00%, 5/01/27	10,830,000	13,213,575
Series L, 5.00%, 5/01/27	5,270,000	6,429,874
		268,658,409

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Semiannual Report 53

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York 9.7%
Erie County IDA School Facility Revenue,
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/23	$6,235,000	$7,571,722
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/24	8,000,000	9,690,640
City School District of the City of Buffalo Project, Series A, 5.00%, 5/01/22.	14,840,000	16,476,704
City School District of the City of Buffalo Project, Series A, AGMC Insured, Pre-Refunded, 5.75%,
5/01/22	5,000,000	5,420,200
Long Island Power Authority Electric System Revenue,
General, Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,998,350
General, Refunding, Series E, NATL Insured, 5.00%, 12/01/18	8,500,000	8,589,675
MTA Revenue,
Transportation, Refunding, Series F, 5.00%, 11/15/26	25,000,000	30,385,750
Transportation, Series A, 5.00%, 11/15/27.	3,500,000	4,272,100
Transportation, Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	5,181,168
Transportation, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/15/20	5,000,000	5,263,250
Transportation, Series C, 5.00%, 11/15/16	1,150,000	1,159,844
Transportation, Series C, 5.75%, 11/15/18	9,495,000	10,017,415
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of Long Island
Obligated Group Project, Refunding, 5.00%, 7/01/21	9,000,000	10,532,250
New York City GO,
Fiscal 2008, Refunding, Series G, 5.00%, 8/01/21	7,000,000	7,280,070
Fiscal 2008, Series D, 5.00%, 12/01/21	5,000,000	5,272,400
Fiscal 2013, Refunding, Series D, 5.00%, 8/01/27	10,000,000	12,135,800
Fiscal 2013, Series I, 5.00%, 8/01/24	10,200,000	12,630,660
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/22	8,000,000	9,732,400
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/23	6,860,000	8,515,112
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/25	2,000,000	2,545,240
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/26	10,000,000	12,600,400
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/27	7,500,000	9,390,225
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2009, Series S-3, 5.00%, 1/15/23	5,000,000	5,509,400
Fiscal 2009, Series S-4, 5.00%, 1/15/21	4,665,000	5,142,603
Fiscal 2016, Series S-1, 5.00%, 7/15/30	8,200,000	10,289,852
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2003, Subordinate, Refunding, Sub Series A-1, 5.00%, 11/01/23	11,500,000	13,823,690
Future Tax Secured, Fiscal 2011, sub. bond, Series C, 5.00%, 11/01/23	12,805,000	14,905,916
Future Tax Secured, Fiscal 2012, sub. bond, Series C, 5.00%, 11/01/24	7,620,000	9,155,430
Future Tax Secured, Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/27	8,740,000	10,931,205
Future Tax Secured, Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/28	5,000,000	6,194,100
New York State Dormitory Authority Revenues,
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A,
5.00%, 5/01/29	10,000,000	12,292,200
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty,
5.00%, 10/01/24	965,000	1,084,506
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty,
Pre-Refunded, 5.00%, 10/01/24	4,035,000	4,555,676
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A,
NATL Insured, 5.50%, 7/01/23	7,915,000	10,083,472
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.50%, 2/15/18	10,000,000	10,706,800
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.00%, 2/15/19	3,245,000	3,577,191

54 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%,
5/15/24	$7,000,000	$8,442,000
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 12/15/27.	10,000,000	12,249,500
General Purpose, Refunding, Series A, 5.00%, 3/15/28	7,185,000	9,085,289
General Purpose, Refunding, Series E, 5.00%, 2/15/28	10,000,000	12,620,700
General Purpose, Refunding, Series E, 5.00%, 2/15/30	5,000,000	6,243,350
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B, 5.00%,
4/01/21	12,000,000	13,779,120
New York State Thruway Authority General Revenue,
Refunding, Series H, NATL Insured, 5.00%, 1/01/22	10,000,000	10,566,400
Series I, 5.00%, 1/01/26	10,000,000	11,884,200
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding,
5.00%, 4/01/19	9,570,000	10,616,001
New York State Urban Development Corp. Revenue,
Service Contract, Refunding, Series A, Sub Series A-1, 5.00%, 1/01/20	6,500,000	7,381,010
State Personal Income Tax, General Purpose, Series D, 5.00%, 3/15/24	10,000,000	12,370,900
Rockland County Solid Waste Management Authority Revenue, Refunding, Series A, Assured Guaranty,
5.375%, 12/15/18.	3,920,000	4,175,035
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/22	10,000,000	11,515,600
		449,842,521
North Carolina 1.6%
Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28	5,000,000	6,178,950
Cape Fear Public Utility Authority Water and Sewer System Revenue, Refunding, 4.00%, 8/01/30.	925,000	1,106,032
Charlotte Water and Sewer System Revenue, Refunding, 5.00%, 7/01/27	10,000,000	12,833,400
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System,
Series A, AGMC Insured, 5.00%, 1/15/22	10,000,000	10,167,800
Greenville Utilities Commission Combined Enterprise System Revenue,
Refunding, 5.00%, 4/01/28	1,060,000	1,355,867
Refunding, 5.00%, 4/01/30	1,490,000	1,886,429
Refunding, 5.00%, 4/01/32	2,830,000	3,554,848
Refunding, 5.00%, 4/01/34	1,400,000	1,744,792
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 1/01/19	15,000,000	15,909,000
Series A, ETM, 5.00%, 1/01/21	10,000,000	11,719,100
Series C, Assured Guaranty, ETM, 6.00%, 1/01/19	1,380,000	1,473,026
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, Pre-Refunded,
5.25%, 1/01/20	4,500,000	4,772,700
Oak Island Enterprise System Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/23	1,735,000	1,957,757
		74,659,701
Ohio 6.1%
Akron Income Tax Revenue,
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/24	5,265,000	6,338,323
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/25	6,645,000	7,987,423
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/26	8,240,000	9,904,645

franklintempleton.com

Semiannual Report 55

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
American Municipal Power Inc. Revenue,
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/28	$1,100,000	$1,378,333
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/29	1,000,000	1,244,280
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/30	1,000,000	1,238,490
Prairie State Energy Campus Project, Refunding, Series A, 5.25%, 2/15/20	355,000	376,751
Prairie State Energy Campus Project, Refunding, Series A, 5.25%, 2/15/21	645,000	684,422
Prairie State Energy Campus Project, Series A, Pre-Refunded, 5.25%, 2/15/20	5,645,000	6,013,618
Prairie State Energy Campus Project, Series A, Pre-Refunded, 5.25%, 2/15/21	10,855,000	11,563,831
Cincinnati GO,
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/24	1,270,000	1,535,151
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	2,000,000	2,411,400
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/27	2,000,000	2,397,920
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/28	2,350,000	2,808,955
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/25	5,000,000	5,835,700
Refunding, Series A, AGMC Insured, 5.00%, 1/01/26	5,000,000	5,830,150
Cleveland Water Revenue,
second lien, Refunding, Series A, 5.00%, 1/01/25	2,500,000	2,996,650
second lien, Refunding, Series A, 5.00%, 1/01/26	2,000,000	2,392,760
Cuyahoga County EDR,
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/20	7,000,000	8,067,080
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/21	7,300,000	8,524,575
Hamilton City School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/24	5,000,000	5,164,700
[a] Hamilton County Sales Tax Revenue, Refunding, Series A, 5.00%, 12/01/27	1,700,000	2,220,744
Hamilton County Sewer System Revenue,
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/24	2,500,000	3,128,950
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/25	2,400,000	2,996,304
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/26	4,000,000	4,981,360
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/27	5,000,000	6,211,150
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/28	3,000,000	3,719,730
Kent State University Revenues,
General Receipts, Series A, 5.00%, 5/01/23	1,200,000	1,428,228
General Receipts, Series A, 5.00%, 5/01/24	1,500,000	1,781,700
General Receipts, Series A, 5.00%, 5/01/25	1,500,000	1,779,015
General Receipts, Series A, 5.00%, 5/01/26	1,600,000	1,895,712
Lakewood City School District GO, School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/22	2,900,000	3,041,259
Nordonia Hills City School District GO, School Improvement, NATL Insured, Pre-Refunded, 4.50%,
12/01/21	2,360,000	2,382,278
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects, Refunding,
Series C, 5.00%, 10/01/22	5,780,000	6,679,657
Ohio State GO,
Higher Education, Refunding, Series A, 5.00%, 2/01/25	7,000,000	8,336,370
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/24.	8,585,000	10,251,177
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R, 5.00%,
5/01/26	11,000,000	13,773,430

56 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State GO, (continued)
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R, 5.00%,
5/01/27	$5,000,000	$6,219,800
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R, 5.00%,
5/01/28	9,100,000	11,275,628
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL Insured, 5.50%, 2/15/24 .	10,000,000	12,495,400
Ohio State Water Development Authority Revenue, Series A, 5.00%, 12/01/30	5,875,000	7,534,864
Toledo City School District GO,
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/24.	2,920,000	3,576,854
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/25.	4,125,000	5,044,627
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/26.	4,340,000	5,301,701
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/27.	4,565,000	5,564,324
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/25	4,000,000	4,871,040
Improvement and Refunding, 5.00%, 11/15/26	6,140,000	7,481,406
Improvement and Refunding, 5.00%, 11/15/27	6,450,000	7,818,045
Improvement and Refunding, 5.00%, 11/15/28	6,570,000	7,935,706
University of Cincinnati General Receipts Revenue,
Series C, 5.00%, 6/01/25	3,010,000	3,654,862
Series C, Assured Guaranty, 5.00%, 6/01/21	11,810,000	13,379,077
Series C, Assured Guaranty, 5.00%, 6/01/22	11,675,000	13,222,171
		284,677,726
Oregon 1.6%
Deschutes County Hospital Facility Authority Hospital Revenue, Cascade Healthcare Community Inc.,
Pre-Refunded, 7.375%, 1/01/23.	2,000,000	2,306,080
Oregon State Department of Administrative Services COP, Series A, NATL Insured, Pre-Refunded,
5.00%, 11/01/19	2,340,000	2,356,333
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Refunding, Series A, 5.00%, 11/15/25	10,000,000	12,328,000
senior lien, Refunding, Series A, 5.00%, 11/15/27	13,000,000	16,506,230
senior lien, Refunding, Series A, 5.00%, 11/15/28	3,500,000	4,422,425
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/22	5,840,000	6,510,023
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25	5,000,000	6,150,600
Washington County School District No. 48J Beaverton GO,
5.00%, 6/15/27	5,000,000	6,209,150
5.00%, 6/15/28	5,000,000	6,176,300
5.00%, 6/15/29	7,500,000	9,215,550
		72,180,691
Pennsylvania 4.5%
Allegheny County Hospital Development Authority Revenue,
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/19	9,000,000	9,979,020
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/20	7,500,000	8,590,425
[a] Allegheny County Sanitary Authority Sewer Revenue, Refunding, AGMC Insured, 4.00%, 12/01/32.	2,250,000	2,566,012
Commonwealth Financing Authority Revenue,
Series C-1, AGMC Insured, 5.00%, 6/01/22	4,130,000	4,690,276
Series C-1, AGMC Insured, 5.00%, 6/01/23	4,345,000	4,934,443
Lancaster County Solid Waste Management Authority Solid Waste Disposal System Revenue,
Series A, 5.25%, 12/15/25	5,345,000	6,556,124
Series A, 5.25%, 12/15/26	5,835,000	7,134,921
Pennsylvania State GO, Second Series, 5.00%, 10/15/26.	13,375,000	16,348,396

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, Trustees University, Refunding,
Series A, 4.00%, 8/15/31	$3,775,000	$4,404,443
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series B, 5.00%, 12/01/19	32,230,000	36,368,654
Series E, 5.00%, 12/01/24	5,000,000	5,939,000
Series E, 5.00%, 12/01/25	10,000,000	11,800,200
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/22	6,070,000	6,767,261
Subordinate, Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/23	10,000,000	10,918,300
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/28.	1,400,000	1,753,738
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/29.	2,000,000	2,493,060
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	20,000,000	22,352,400
Philadelphia Municipal Authority Lease Revenue, 6.00%, 4/01/22	7,065,000	7,914,708
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/17	10,000,000	10,334,800
Refunding, Series A, AGMC Insured, 5.00%, 6/15/18	5,000,000	5,366,550
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,563,450
Series A, 5.00%, 1/01/20.	1,210,000	1,317,170
Series A, 5.25%, 1/01/21.	3,655,000	4,000,471
Series A, 5.25%, 1/01/22.	2,330,000	2,549,672
Westmoreland County Municipal Authority Revenue,
Municipal Service, Refunding, BAM Insured, 5.00%, 8/15/27	1,500,000	1,868,145
Refunding, BAM Insured, 5.00%, 8/15/26	3,500,000	4,388,335
		206,899,974
South Carolina 1.4%
Anderson Water and Sewer System Revenue,
Refunding, AGMC Insured, 5.00%, 7/01/22	2,555,000	3,076,782
Refunding, AGMC Insured, 5.00%, 7/01/23	2,695,000	3,227,020
Refunding, AGMC Insured, 5.00%, 7/01/24	2,825,000	3,370,508
Refunding, AGMC Insured, 5.00%, 7/01/25	2,965,000	3,533,895
Berkeley County Utility Revenue,
Combined Utility System, Refunding, 5.00%, 6/01/25	3,665,000	4,507,583
Combined Utility System, Refunding, 5.00%, 6/01/26	1,700,000	2,085,934
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase, School
District of Pickens County Project, AGMC Insured, Pre-Refunded, 5.00%, 12/01/18.	5,000,000	5,052,500
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding and Improvement, 5.375%,
8/01/22	6,000,000	6,611,100
South Carolina State Transportation Infrastructure Bank Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/25	12,935,000	15,510,358
Refunding, Series B, AGMC Insured, 5.00%, 10/01/26	13,440,000	16,115,904
		63,091,584
Tennessee 0.9%
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22.	15,805,000	19,078,532
Metropolitan Government of Nashville and Davidson County GO, Improvement, Series A, Pre-Refunded,
5.00%, 1/01/26	5,000,000	6,159,750
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Refunding, 5.00%, 7/01/26	1,675,000	2,054,856
Refunding, 5.00%, 7/01/27	1,800,000	2,205,594

58 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
Refunding, Series B, 5.00%, 11/01/28	$8,180,000	$10,442,997
		39,941,729
Texas 10.0%
Austin Water and Wastewater System Revenue,
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/26	4,835,000	5,902,278
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/27	4,000,000	4,875,000
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/29	3,000,000	3,854,730
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/30	5,340,000	6,844,331
Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/28	5,000,000	6,046,400
Board of Regents of the University of Houston System Revenue,
Consolidated, Refunding, Series A, 5.00%, 2/15/27	4,745,000	5,524,841
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27	255,000	300,053
Clear Creek ISD,
GO, Refunding, Series A, 5.00%, 2/15/25	11,370,000	13,533,484
GO, Refunding, Series A, 5.00%, 2/15/26	12,060,000	14,340,787
Dallas County Utility and Reclamation District GO,
Refunding, Series A, AMBAC Insured, 5.15%, 2/15/21	3,025,000	3,084,502
Refunding, Series B, AMBAC Insured, 5.15%, 2/15/21	8,025,000	8,182,852
Dallas Waterworks and Sewer System Revenue, AMBAC Insured, Pre-Refunded, 4.50%, 10/01/19	10,000,000	10,406,300
Dallas/Fort Worth International Airport Revenue,
Joint, Refunding, Series A, 5.00%, 11/01/23	1,500,000	1,510,170
Joint, Refunding, Series A, 5.00%, 11/01/24	1,000,000	1,006,750
Joint, Refunding, Series D, 5.25%, 11/01/27	5,000,000	6,236,350
Joint, Refunding, Series D, 5.25%, 11/01/28	2,100,000	2,604,840
El Paso ISD,
GO, Refunding, PSF Guarantee, 5.00%, 8/15/27	5,460,000	6,843,892
GO, Refunding, PSF Guarantee, 5.00%, 8/15/28	2,500,000	3,125,175
Fort Worth GO,
General Purpose, Refunding and Improvement, 5.00%, 3/01/25.	6,000,000	7,150,620
General Purpose, Refunding and Improvement, 5.00%, 3/01/26.	6,790,000	8,084,242
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured, 5.00%, 2/15/22 .	4,165,000	4,240,803
Harris County MTA Revenue,
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/26	2,000,000	2,512,560
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/27	2,000,000	2,495,260
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/28	2,000,000	2,483,240
Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/22	10,000,000	11,392,000
Houston ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29	10,000,000	12,717,300
Houston Utility System Revenue,
Combined, first lien, Refunding, Series C, 5.00%, 5/15/24	5,000,000	6,283,250
Combined, first lien, Refunding, Series C, 5.00%, 5/15/26	19,690,000	24,500,267
first lien, Refunding, Series B, 5.00%, 11/15/29	10,000,000	12,774,500
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/24	6,000,000	7,010,100
LCRA Transmission Services Corp. Project, Refunding, Series B, 5.00%, 5/15/24	10,620,000	12,407,877
North Texas Tollway Authority Revenue,
Special Projects System, Series D, 5.00%, 9/01/24	12,000,000	14,232,480
System First Tier, Refunding, Series A, 5.00%, 1/01/28	6,500,000	8,213,400
Northwest ISD,
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	4,815,000	6,042,343
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29	7,015,000	8,753,247

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Semiannual Report 59

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Sabine River Authority PCR, Southwestern Electric Power Co. Project, Refunding, NATL Insured, 4.95%,
3/01/18	$15,000,000	$15,753,150
San Angelo ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	5,220,000	6,390,689
San Antonio Electric and Gas Systems Revenue,
Refunding, 5.25%, 2/01/25	27,000,000	34,866,450
Refunding, 5.00%, 2/01/27	10,415,000	13,400,251
San Antonio Water System Revenue,
junior lien, Refunding, Series A, 5.00%, 5/15/24	1,500,000	1,882,185
junior lien, Refunding, Series A, 5.00%, 5/15/26	2,200,000	2,726,416
junior lien, Refunding, Series A, 5.00%, 5/15/28	2,000,000	2,449,500
junior lien, Refunding, Series A, 5.00%, 5/15/29	1,000,000	1,220,960
Texas State Transportation Commission Revenue,
first tier, Refunding, Series A, 5.00%, 4/01/23	20,000,000	24,772,800
first tier, Refunding, Series A, 5.00%, 4/01/24	20,000,000	25,252,200
first tier, Refunding, Series A, 5.00%, 4/01/25	20,000,000	25,235,800
Trinity River Authority Revenue,
Refunding, 5.00%, 2/01/26	3,500,000	4,492,670
Refunding, 5.00%, 2/01/28	3,000,000	3,797,280
Tyler Health Facilities Development Corp. Hospital Revenue,
East Texas Medical Center Regional Healthcare System Project, Refunding and Improvement,
Series A, 5.25%, 11/01/22	5,000,000	5,203,400
East Texas Medical Center Regional Healthcare System Project, Refunding and Improvement,
Series A, 5.25%, 11/01/23	5,000,000	5,196,400
University of Texas Permanent University Fund Revenue, Series B, 5.00%, 7/01/27	10,000,000	12,573,100
Williamson County GO,
Refunding, 5.00%, 2/15/23	6,235,000	7,523,400
Refunding, 5.00%, 2/15/25	13,780,000	16,611,377
		464,864,252
Utah 0.7%
Utah State Board of Regents Student Loan Revenue,
Refunding, Series EE-2, 5.00%, 11/01/20	9,000,000	10,484,640
Refunding, Series EE-2, 5.00%, 11/01/21	9,000,000	10,448,730
Utah State Transit Authority Sales Tax Revenue,
sub. bond, Refunding, 4.00%, 12/15/31	4,000,000	4,569,560
Subordinate, Refunding, 4.00%, 12/15/30	5,000,000	5,735,450
		31,238,380
Virginia 4.1%
Norfolk Water Revenue,
Refunding, 5.00%, 11/01/24	6,145,000	7,391,329
Refunding, 5.00%, 11/01/25	6,000,000	7,231,440
Upper Occoquan Sewage Authority Regional Sewerage System Revenue, Refunding, Series B, 4.00%,
7/01/35	9,665,000	11,010,368
Virginia Beach Development Authority Public Facility Revenue,
Refunding, Series B, 5.00%, 8/01/19	12,635,000	14,119,739
Refunding, Series B, 5.00%, 8/01/20	13,450,000	15,509,733
Virginia College Building Authority Educational Facilities Revenue, Series A, 5.00%, 2/01/25	13,080,000	16,380,084
Virginia State College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Refunding, Series B, 4.00%, 2/01/29	16,745,000	19,539,908
21st Century College and Equipment Programs, Series D, 5.00%, 2/01/25	7,405,000	9,490,988
Virginia State Common Wealth Transportation Board Revenue, 4.00%, 5/15/32	11,855,000	13,629,931

60 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/23	$8,535,000	$10,651,680
School Financing, 1997 Resolution, Series C, 5.00%, 8/01/26	4,335,000	5,461,666
School Financing, 1997 Resolution, Series C, 5.00%, 8/01/27	4,460,000	5,588,960
Virginia State Resources Authority Clean Water Revenue,
Revolving Fund, Refunding, 5.00%, 10/01/27.	5,825,000	7,502,076
Revolving Fund, Refunding, 5.00%, 10/01/28.	11,950,000	15,297,553
Revolving Fund, Refunding, Series B, 5.00%, 10/01/26	26,155,000	33,338,471
		192,143,926
Washington 3.4%
Energy Northwest Electric Revenue,
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/22	3,250,000	3,952,325
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23	3,500,000	4,345,005
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/24	1,250,000	1,584,288
King County School District No. 403 Renton GO,
Refunding, 5.00%, 12/01/26	3,280,000	4,227,395
Refunding, 5.00%, 12/01/27	3,500,000	4,476,395
Refunding, 5.00%, 12/01/28	4,000,000	5,076,800
King County Sewer Revenue,
Refunding, Series B, 5.00%, 7/01/25	1,200,000	1,541,424
Refunding, Series B, 5.00%, 7/01/26	1,200,000	1,524,996
Refunding, Series B, 5.00%, 7/01/27	1,900,000	2,398,484
Refunding, Series B, 5.00%, 7/01/28	3,050,000	3,827,110
Refunding, Series B, 5.00%, 7/01/29	2,600,000	3,242,928
Seattle Drain and Wastewater Revenue,
Refunding, 5.00%, 5/01/24	5,230,000	6,604,758
Refunding, 5.00%, 5/01/25	5,500,000	6,932,035
Refunding, 5.00%, 5/01/26	2,995,000	3,764,925
Refunding, 5.00%, 5/01/27	3,150,000	3,923,608
Refunding, 4.00%, 4/01/29	4,910,000	5,798,857
Seattle Municipal Light and Power Revenue,
Refunding and Improvement, Series B, 5.00%, 2/01/19	6,805,000	7,499,246
Refunding and Improvement, Series B, 5.00%, 2/01/20	7,000,000	7,987,490
Seattle Solid Waste System Revenue,
Improvement, Refunding, 4.00%, 6/01/30	4,950,000	5,783,629
Improvement, Refunding, 4.00%, 6/01/31	5,150,000	5,992,643
Improvement, Refunding, 4.00%, 6/01/32	5,360,000	6,206,344
Improvement, Refunding, 4.00%, 6/01/33	5,580,000	6,434,633
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, Series B, 5.00%, 7/01/25	29,370,000	36,951,865
Various Purpose, Series D, 5.00%, 2/01/25	13,955,000	16,672,597
		156,749,780
Wisconsin 0.3%
Wisconsin State Transportation Revenue, Series 1, 5.00%, 7/01/24.	10,000,000	12,073,300
U.S. Territories 0.3%
Guam 0.1%
Guam Government Limited Obligation Revenue,
Section 30, Series A, 5.50%, 12/01/18	1,540,000	1,702,978
Section 30, Series A, 5.50%, 12/01/19	1,025,000	1,178,586
		2,881,564

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Semiannual Report 61

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Puerto Rico 0.2%
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, NATL Insured, 5.00%,
7/01/24	$10,000,000	$10,036,100
Total U.S. Territories		12,917,664
Total Municipal Bonds before Short Term Investments (Cost $4,005,286,408)		4,331,729,676

Short Term Investments 6.0%
Municipal Bonds 6.0%
Colorado 0.1%
[b] Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond
Program, Series A-12, Daily VRDN and Put, 0.60%, 2/01/38.	5,050,000	5,050,000
Connecticut 1.5%
[b] Connecticut State Health and Educational Facilities Authority Revenue,
Yale University Issue, Series V-1, Daily VRDN and Put, 0.49%, 7/01/36	46,975,000	46,975,000
Yale University Issue, Series V-2, Daily VRDN and Put, 0.50%, 7/01/36	9,100,000	9,100,000
[b] Connecticut State HFA Housing Mortgage Finance Program Revenue, Refunding, Series C, Sub Series
C-2, Daily VRDN and Put, 0.60%, 11/15/36.	13,935,000	13,935,000
		70,010,000
Georgia 0.6%
[b] Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Refunding, Daily
VRDN and Put, 0.64%, 9/01/41	10,000,000	10,000,000
[b] Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, Refunding, First Series, Daily VRDN and Put, 0.64%,
7/01/49	16,050,000	16,050,000
Georgia Power Co. Plant Vogtle Project, Second Series, Daily VRDN and Put, 0.64%, 10/01/32	1,400,000	1,400,000
		27,450,000
Louisiana 0.1%
[b] Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project, First Stage,
ACES, Refunding, Series A, Daily VRDN and Put, 0.58%, 9/01/17	3,200,000	3,200,000
Maryland 0.3%
[b] Montgomery County GO, Consolidated Public Improvement, BAN, Refunding, Series A, Daily VRDN and
Put, 0.59%, 6/01/26	15,035,000	15,035,000
Massachusetts 0.7%
[b] Massachusetts State GO, Consolidated Loan, Refunding, Series A, Daily VRDN and Put, 0.58%, 3/01/26 .	33,200,000	33,200,000
Minnesota 0.5%
[b] Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Health Care Facilities,
Children’s Hospitals and Clinics, Series B, AGMC Insured, Daily VRDN and Put, 0.60%, 8/15/25	20,925,000	20,925,000

62 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
North Carolina 2.2%
[b] The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series B, Daily VRDN and Put, 0.54%, 1/15/38	$50,880,000	$50,880,000
Carolinas HealthCare System, Series H, Daily VRDN and Put, 0.60%, 1/15/45	49,190,000	49,190,000
		100,070,000
Total Short Term Investments (Cost $274,940,000)		274,940,000
Total Investments (Cost $4,280,226,408) 99.6%		4,606,669,676
Other Assets, less Liabilities 0.4%.		19,096,328
Net Assets 100.0%		$4,625,766,004

See Abbreviations on page 150.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 63

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Limited-Term Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.45	$10.47	$10.51	$10.56	$10.60	$10.29
Income from investment operations[b]:
Net investment income[c]	0.04	0.10	0.11	0.13	0.18	0.20
Net realized and unrealized gains (losses)	(0.03)	(0.03)	(0.05)	(0.05)	(0.04)	0.31
Total from investment operations	0.01	0.07	0.06	0.08	0.14	0.51
Less distributions from net investment income .	(0.04)	(0.09)	(0.10)	(0.13)	(0.18)	(0.20)
Net asset value, end of period	$10.42	$10.45	$10.47	$10.51	$10.56	$10.60

Total return[d]	0.14%	0.70%	0.60%	0.76%	1.32%	4.95%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.70%	0.69%	0.70%	0.84%	0.84%	0.85%
Expenses net of waiver and payments by
affiliates	0.63%	0.63%	0.62%	0.60%	0.60%	0.57%
Net investment income	0.82%	0.95%	1.05%	1.25%	1.67%	1.88%

Supplemental data
Net assets, end of period (000’s)	$825,411	$886,784	$890,556	$977,274	$778,018	$682,132
Portfolio turnover rate	6.64%	22.58%	19.64%	20.20%	10.94%	5.72%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

64 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.44	$10.46	$10.50	$10.55	$10.59	$10.29
Income from investment operations[b]:
Net investment income[c]	0.05	0.11	0.12	0.15	0.19	0.21
Net realized and unrealized gains (losses)	(0.02)	(0.02)	(0.04)	(0.06)	(0.04)	0.30
Total from investment operations	0.03	0.09	0.08	0.09	0.15	0.51
Less distributions from net investment income .	(0.05)	(0.11)	(0.12)	(0.14)	(0.19)	(0.21)
Net asset value, end of period	$10.42	$10.44	$10.46	$10.50	$10.55	$10.59

Total return[d]	0.31%	0.86%	0.75%	0.91%	1.47%	5.00%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.55%	0.54%	0.55%	0.69%	0.69%	0.70%
Expenses net of waiver and payments by
affiliates	0.48%	0.48%	0.47%	0.45%	0.45%	0.42%
Net investment income	0.97%	1.10%	1.20%	1.40%	1.82%	2.03%

Supplemental data
Net assets, end of period (000’s)	$253,118	$239,537	$231,428	$183,518	$108,836	$80,569
Portfolio turnover rate	6.64%	22.58%	19.64%	20.20%	10.94%	5.72%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 65

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Federal Limited-Term Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 86.0%
Alabama 0.9%
Board of Trustees for Alabama State University Revenue, General Tuition and Fee, Assured Guaranty,
5.00%, 9/01/16	$730,000	$730,000
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18, Series A,
5.25%, 9/01/36	1,000,000	1,079,250
Mobile IDBR,
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put 3/20/17, Series A, 1.65%, 6/01/34	5,000,000	5,022,000
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put 10/02/18, 1.625%, 7/15/34	2,500,000	2,525,775
		9,357,025
Arizona 1.1%
Phoenix Civic Improvement Corp. Transit Excise Tax Revenue, Light Rail Project, Refunding, 3.00%,
7/01/17	6,465,000	6,593,201
Pinal County Revenue,
Pledged Obligations, Refunding, 5.00%, 8/01/17	1,140,000	1,185,406
Pledged Obligations, Refunding, 5.00%, 8/01/18	1,160,000	1,255,027
Tucson COP,
Refunding, AGMC Insured, 3.00%, 7/01/17	1,250,000	1,272,825
Refunding, AGMC Insured, 3.00%, 7/01/18	1,195,000	1,241,056
		11,547,515
Arkansas 0.5%
Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 1.55%, 10/01/17	5,000,000	5,040,900
California 7.3%
California State Health Facilities Financing Authority Revenue,
St. Joseph Health System, Mandatory Put 10/15/19, Series C, 5.00%, 7/01/43	3,250,000	3,661,775
St. Joseph Health System, Mandatory Put 10/15/20, Refunding, Series D, 5.00%, 7/01/43	5,000,000	5,807,400
California State Municipal Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.
Project, Mandatory Put 2/01/17, Series A, 1.125%, 2/01/39	5,000,000	5,006,700
California Statewide CDA Revenue,
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%, 10/01/19	2,000,000	2,001,320
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%, 10/01/20	1,000,000	1,000,650
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%, 10/01/21	5,880,000	5,884,704
Capistrano USD, CFD No. 90-2 Special Tax, Refunding, BAM Insured, 2.00%, 9/01/17	1,335,000	1,353,476
Coachella Valley USD,
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/17.	1,220,000	1,258,406
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/18.	1,265,000	1,346,251
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/19.	1,330,000	1,447,067
Fremont UHSD Santa Clara County GO,
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/31	3,235,000	1,568,554
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/32	3,930,000	1,762,212
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/33	1,020,000	423,147
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/34	1,520,000	581,750
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/35	3,245,000	1,146,913
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/36	4,705,000	1,538,017
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/37	11,005,000	3,329,233
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/38	11,665,000	3,257,918
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/39	12,290,000	3,165,781
Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series B, 5.00%,
12/01/18	20,000,000	21,883,800
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/18	1,000,000	1,077,140
Salinas UHSD, GO, Monterey County, BAN, Capital Appreciation, zero cpn., 8/01/20.	5,000,000	4,652,100
San Diego USD, GO, Capital Appreciation, Election of 2008, Series I, zero cpn., 7/01/17	1,000,000	994,210

66 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002, Series C, AGMC
Insured, zero cpn., 6/01/18	$810,000	$797,745
Western Municipal Water District Facilities Authority Revenue, Mandatory Put 10/01/20, Refunding, Series
A, 1.50%, 10/01/39	3,250,000	3,321,792
		78,268,061
Colorado 1.3%
Colorado State HFA, MFHR, Loan Program, Pass Through, Crisman Apartments Project, Series II, FHA
Insured, 0.90%, 3/01/19	2,000,000	2,003,940
Dawson Ridge Metropolitan District No. 1 GO, Series A, ETM, zero cpn., 10/01/22	8,860,000	8,116,203
Douglas County School District No. Re-1 Douglas and Elbert Counties GO, Refunding, 5.00%, 12/15/18	2,800,000	3,069,892
Garfield County School District No. 16 GO, Refunding, 3.00%, 12/01/18	1,115,000	1,167,974
		14,358,009
Connecticut 5.1%
Connecticut State Health and Educational Facilities Authority Revenue,
Yale University Issue, Mandatory Put 2/01/17, Series T-2, 0.60%, 7/01/29	5,000,000	5,001,200
Yale University Issue, Mandatory Put 2/08/18, Series A-3, 0.875%, 7/01/49.	23,070,000	23,123,753
Yale University Issue, Mandatory Put 7/01/26, Refunding, Series A-1, 1.00%, 7/01/42	6,000,000	6,023,340
Yale University Issue, Mandatory Put 7/11/18, Refunding, Series A, 1.375%, 7/01/35	14,500,000	14,671,245
Yale University Issue, Mandatory Put 7/26/17, Series A, 0.80%, 7/01/48	6,500,000	6,511,505
		55,331,043
Florida 2.1%
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 5.50%, 6/01/17	5,000,000	5,178,100
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	8,000,000	8,314,320
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/16	2,000,000	2,006,200
[a] Lakeland Energy System Revenue, Refunding, Weekly FRN, 1.31%, 10/01/17	3,000,000	3,001,920
Lee County Transportation Facilities Revenue, Refunding, AGMC Insured, 5.00%, 10/01/19.	2,385,000	2,682,696
Miami-Dade County IDA Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project,
Mandatory Put 11/01/19, 1.75%, 9/01/27	2,000,000	2,017,180
		23,200,416
Georgia 3.2%
Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, Mandatory Put 6/01/17, First Series, 1.75%, 12/01/49	5,000,000	5,029,250
Georgia Power Co. Plant Vogtle Project, Mandatory Put 6/01/17, Second Series, 1.75%, 12/01/49	5,000,000	5,029,250
Cobb County Development Authority Revenue, Georgia Waste Management Project, Mandatory Put
10/01/19, Series A, 1.875%, 4/01/33	2,500,000	2,540,825
Georgia State GO,
Refunding, Series C, 5.00%, 7/01/21	2,350,000	2,435,164
Series G, 5.00%, 10/01/17.	10,000,000	10,032,100
Georgia State Municipal Gas Authority Revenue, Gas Portfolio IV Project, Refunding, Series A, 5.00%,
10/01/19	4,000,000	4,495,360
Monroe County Development Authority PCR, Gulf Power Co. Project, Mandatory Put 6/21/17, First
Series, 1.70%, 6/01/49	5,000,000	5,033,450
		34,595,399

franklintempleton.com

Semiannual Report 67

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Hawaii 0.6%
[b] Hawaii State Highway Revenue,
Series A, 3.00%, 1/01/18.	$3,380,000	$3,486,436
Series A, 3.00%, 1/01/19.	3,275,000	3,449,132
		6,935,568
Idaho 1.1%
Canyon County School District No. 131 GO, Refunding, 4.00%, 8/15/18	1,480,000	1,576,688
Idaho State GO, TAN, 2.00%, 6/30/17	10,000,000	10,110,500
		11,687,188
Illinois 5.3%
Chicago Wastewater Transmission Revenue, second lien, Series A, BHAC Insured, 5.50%, 1/01/17	1,000,000	1,013,840
Franklin Park GO, Cook County, Alternative Revenue Source, Refunding, Series A, BAM Insured, 4.00%,
7/01/17	1,010,000	1,035,331
Homer Glen Village GO, Will and Cook Counties, Series A, 4.00%, 12/01/18	1,000,000	1,059,980
Illinois State Educational Facilities Authority Revenue, University of Chicago, Mandatory Put 2/01/19,
1.65%, 7/01/25	10,000,000	10,120,500
Illinois State GO, AGMC Insured, 5.00%, 9/01/16	9,000,000	9,000,000
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/17	5,000,000	5,166,250
Illinois State Toll Highway Authority Revenue, Senior, Refunding, Series B, 5.00%, 12/01/17.	10,000,000	10,529,500
Illinois State Unemployment Insurance Fund Building Receipts Revenue, Illinois Department of
Employment Security, Series B, 5.00%, 12/15/17	6,000,000	6,073,860
Mount Vernon GO,
Jefferson County, AGMC Insured, 3.00%, 12/15/17	1,430,000	1,469,082
Jefferson County, AGMC Insured, 3.00%, 12/15/18	1,475,000	1,529,663
Regional Transportation Authority Revenue, Series A, NATL Insured, 5.00%, 7/01/21	5,410,000	5,426,609
Southwestern Development Authority Revenue, Local Government Program, Edwardsville Community
Unit School District No. 7 Project, Refunding, AGMC Insured, 5.25%, 12/01/20	4,475,000	4,713,696
		57,138,311
Indiana 1.2%
Decatur Township Multi-School Building Corp. Revenue, first mortgage, Series B, Refunding, AGMC
Insured, 3.50%, 1/15/23	10,000,000	10,073,500
Indiana Health Facilities Financing Authority Revenue, Ascension Health Subordinate Credit Group,
Mandatory Put 8/01/17, Series A-5, 2.00%, 11/01/27	3,280,000	3,317,097
		13,390,597
Kansas 0.5%
[a] Kansas State Department of Transportation Highway Revenue, Refunding, Series B-5, Monthly FRN,
0.731%, 9/01/19	5,700,000	5,697,207
Kentucky 0.7%
Louisville/Jefferson County Metro Government PCR, Louisville Gas and Electric Co. Project, Series A,
Mandatory Put 8/01/19, 2.20%, 2/01/35	7,000,000	7,186,970
Louisiana 0.3%
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Refunding, 5.00%, 6/01/17	3,500,000	3,607,380
Maryland 2.1%
[a] Howard County Housing Commission Revenue, Columbia Landing Project, Mandatory Put 7/01/18,
Series A, Weekly FRN, 1.81%, 7/01/34.	6,000,000	6,004,260
Maryland State Department of Transportation Consolidated Transportation Revenue, Refunding, 5.00%,
5/01/19	7,500,000	8,348,175
Maryland State GO, State and Local Facilities Loan of 2013, Refunding, First Series B, 4.50%, 8/01/19	8,000,000	8,872,000
		23,224,435

68 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts 2.5%
Massachusetts State Development Finance Agency Revenue, Boston University Issue, Refunding, Series
Z-1, 1.50%, 8/01/19	$7,000,000	$7,136,220
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge Program,
Series A, 5.00%, 6/15/19	11,370,000	12,694,491
Massachusetts State Health and Educational Facilities Authority Revenue, Amherst College Issue,
Mandatory Put 12/01/17, Series H, 0.80%, 11/01/33	4,000,000	3,996,080
Massachusetts State HFAR, Multifamily Conduit-Wood Ridge Homes Project, Mandatory Put 6/01/17,
Series A, 1.05%, 12/01/17	2,800,000	2,803,276
		26,630,067
Michigan 2.5%
Detroit GO, Distributable State Aid, 5.00%, 11/01/16	6,120,000	6,143,807
Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I-A, 5.00%, 10/15/17	1,500,000	1,573,650
Michigan State Finance Authority Revenue, Refunding, Unemployment Obligation Assessment, Series B,
5.00%, 7/01/20	10,000,000	11,177,400
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated Group,
Series W, ETM, 5.25%, 8/01/17	7,000,000	7,291,270
Western Townships Utilities Authority Revenue, Sewage Disposal System, Refunding, 3.00%, 1/01/17	1,000,000	1,007,350
		27,193,477
Minnesota 2.0%
Circle Pines ISD No. 12 GO, School Building, Minnesota School District Credit Enhancement Program,
Capital Appreciation, Series A, zero cpn., 2/01/19	650,000	635,973
Duluth ISD No. 709 COP,
Refunding, Series A, 3.00%, 2/01/18	1,520,000	1,564,171
Series A, Refunding, 3.00%, 2/01/19	2,125,000	2,223,579
Hennepin County GO, Refunding, Series B, 5.00%, 12/01/18	3,315,000	3,636,124
Lake Superior ISD No. 381 GO, Refunding, Series A, 3.00%, 10/01/17	1,060,000	1,087,762
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue, Refunding, Series B, NATL
Insured, 5.00%, 1/01/23	5,925,000	6,008,424
Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Refunding,
Series 8-M, 4.00%, 4/01/17	1,115,000	1,136,129
Otsego GO, Water and Sewer, Refunding, Series C, AGMC Insured, 2.00%, 12/01/16	2,000,000	2,007,300
St. Paul Housing and RDA Health Care Facility Revenue, HealthPartners Obligated Group Project,
Pre-Refunded, 5.25%, 5/15/36	3,000,000	3,027,720
		21,327,182
Missouri 2.4%
Missouri State Regional Convention and Sports Complex Authority Revenue, Convention and Sports
Facilities Project, Refunding, Series A, 5.00%, 8/15/17	6,160,000	6,414,716
Platte County School District Park Hill GO,
Missouri Direct Deposit Program, Refunding, 2.00%, 3/01/17	8,765,000	8,826,180
Missouri Direct Deposit Program, Refunding, 3.00%, 3/01/18	9,245,000	9,565,801
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, Refunding, 3.00%, 3/01/17	1,500,000	1,517,745
		26,324,442
Nevada 4.3%
Clark County School District GO,
Building, Series B, AMBAC Insured, 5.00%, 6/15/20	12,250,000	12,663,070
Building, Series C, Pre-Refunded, 5.00%, 6/15/23	9,920,000	10,474,826
Nevada State GO, Capital Improvement and Cultural Affairs, Series C, Pre-Refunded, 5.00%, 6/01/20	7,115,000	7,645,779
Truckee Meadows Water Authority Water Revenue, Refunding, AGMC Insured, 4.25%, 7/01/21	15,010,000	15,429,529
		46,213,204

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Semiannual Report 69

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Hampshire 0.3%
New Hampshire State GO, Refunding, Series A, 5.00%, 7/01/18	$2,610,000	$2,813,998
New Jersey 4.5%
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
Management Inc. Project, Mandatory Put 12/01/17, Refunding, Series A, 2.125%, 12/01/29	3,000,000	3,045,420
Jersey City GO,
General Improvement and Qualified Water Improvement, Refunding, Series A, BAM Insured, 4.00%,
8/01/18	2,000,000	2,115,140
General Improvement and Qualified Water Improvement, Refunding, Series A, BAM Insured, 4.00%,
8/01/19	1,330,000	1,440,284
New Jersey EDA Revenue,
School Facilities Construction, Refunding, Series DD-1, 5.00%, 12/15/16	3,720,000	3,764,119
School Facilities Construction, Series DD-1, ETM, 5.00%, 12/15/16	6,280,000	6,357,684
[a] School Facilities Construction, Series H, Weekly FRN, 1.46%, 2/01/17	3,000,000	3,000,270
New Jersey Environmental Infrastructure Trust Revenue, Series A, Pre-Refunded, 5.00%, 9/01/22	3,120,000	3,120,000
New Jersey State GO,
5.00%, 6/01/18	5,990,000	6,401,273
Refunding, Series Q, 5.00%, 8/15/18	15,885,000	17,100,520
Ocean County GO, Refunding, 5.00%, 8/01/19	1,125,000	1,264,106
Rutgers State University GO, The State University of New Jersey, Refunding, Series J, 5.00%, 5/01/17	1,000,000	1,028,620
		48,637,436
New Mexico 2.2%
Farmington PCR, Southern California Edison, Mandatory Put 4/01/20, Refunding, Series A, 1.875%,
4/01/29	9,000,000	9,186,840
New Mexico State Severance Tax Revenue, Series A, Pre-Refunded, 4.00%, 7/01/20	11,640,000	12,337,469
Taos County Gross Receipts Tax Revenue,
County Education Improvement, BAM Insured, 3.00%, 4/01/17	750,000	757,080
County Education Improvement, BAM Insured, 3.50%, 4/01/19	1,000,000	1,054,370
		23,335,759
New York 10.5%
East Meadow Union Free School District GO, Nassau County, Refunding, 4.00%, 8/15/17	1,000,000	1,031,970
Freeport GO, Public Improvement, Refunding, Series A, 5.00%, 1/15/19	1,920,000	2,105,165
MTA Service Contract Revenue, Transportation Facilities, Series O, ETM, 5.50%, 7/01/17	4,115,000	4,281,615
New York City GO,
Fiscal 2008, Refunding, Series A-1, 5.00%, 8/01/19	20,000,000	20,800,200
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/20	7,000,000	8,104,040
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series 1, 5.00%, 1/15/19	4,000,000	4,229,280
Non-State Supported Debt, Wyckoff Heights Medical Center, Refunding, 4.00%, 2/15/18	2,200,000	2,308,174
New York State Dormitory Authority Revenues Secondarily Insured, New York University Credit, Series A,
BHAC Insured, Pre-Refunded, 5.25%, 7/01/48	7,490,000	8,105,004
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Series C, Pre-Refunded, 5.00%, 12/15/18	6,165,000	6,240,028
General Purpose, Refunding, Series A, 5.00%, 12/15/19.	6,095,000	6,935,622
New York State GO, Series A, 5.00%, 3/01/18	1,130,000	1,154,713
New York State Power Authority Revenue, Refunding, Series A, 2.00%, 11/15/16	12,780,000	12,818,851
New York Thruway Authority General Junior Indebtedness Obligations Revenue, Series A, 5.00%,
5/01/19	15,000,000	16,641,900
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A, ETM, 5.00%,
10/01/16	9,910,000	9,941,613

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/17	$3,000,000	$3,101,400
Yonkers GO, Refunding, Series D, AGMC Insured, 5.00%, 8/01/19	4,720,000	5,270,305
		113,069,880
North Carolina 0.9%
Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22	7,500,000	7,630,275
North Carolina Eastern Municipal Power Agency Power System Revenue, Series A, Assured Guaranty,
Pre-Refunded, 5.25%, 1/01/19	2,350,000	2,492,410
		10,122,685
Ohio 3.4%
Akron COP, District Energy Project, 2.75%, 12/01/16	495,000	497,539
American Municipal Power Inc. Revenue, Prairie State Energy Campus Project, Refunding, Series A,
5.00%, 2/15/20	7,000,000	7,944,930
Butler County GO, Various Purpose, Refunding, 3.00%, 12/01/16	500,000	503,025
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/19	3,000,000	3,386,250
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/19	7,870,000	8,551,936
Cleveland Public Power System Revenue,
Refunding, Series A-1, NATL Insured, 5.00%, 11/15/20	2,370,000	2,390,951
Series A-1, NATL Insured, Pre-Refunded, 5.00%, 11/15/20	2,630,000	2,652,513
Marysville Wastewater Treatment System Revenue, Refunding, BAM Insured, 5.00%, 12/01/19	1,000,000	1,122,620
Northeast Regional Sewer District Revenue, Wastewater Improvement, Refunding, 5.00%, 11/15/17	5,750,000	6,052,048
Ohio State Higher Educational Facility Commission Revenue, Case Western Reserve University Project,
4.00%, 12/01/17	2,225,000	2,314,912
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 3.00%, 12/01/16	1,265,000	1,272,539
		36,689,263
Oklahoma 0.3%
Cleveland County Educational Facilities Authority Educational Facilities Lease Revenue, Norman Public
Schools Project, 5.00%, 7/01/17	3,040,000	3,144,819
Pennsylvania 4.2%
Hempfield Area School District Westmoreland County GO,
Refunding, 3.00%, 10/15/16	965,000	967,577
Refunding, 4.00%, 10/15/17	1,615,000	1,674,642
Lancaster Area Sewer Authority Revenue,
BAM Insured, 4.00%, 4/01/17	3,565,000	3,629,241
BAM Insured, 5.00%, 4/01/18	3,500,000	3,735,620
Lycoming County Authority Revenue, Pennsylvania College of Technology, Refunding, 3.00%, 10/01/17	1,075,000	1,099,779
Philadelphia Gas Works Revenue, 1998 General Ordinance, Refunding, Tenth Series, AGMC Insured,
4.00%, 7/01/17	4,795,000	4,917,656
Philadelphia GO, Refunding, Series A, AGMC Insured, 5.25%, 8/01/17	10,000,000	10,398,500
Philadelphia School District GO,
Refunding, Series C, 5.00%, 9/01/16	2,630,000	2,630,000
Refunding, Series C, 5.00%, 9/01/17	2,750,000	2,854,885
Pittsburgh School District GO, Refunding, Series A, 4.00%, 9/01/17	4,250,000	4,386,297
Reading School District GO,
Refunding, Series A, 5.00%, 4/01/17	1,475,000	1,508,497
Refunding, Series A, 5.00%, 4/01/18	4,035,000	4,273,953
Series A, ETM, 5.00%, 4/01/17	3,025,000	3,100,716
		45,177,363

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Rhode Island 0.6%
Rhode Island State and Providence Plantations GO, Consolidated Capital Development Loan, Refunding,
Series A, 5.00%, 8/01/18	$6,290,000	$6,801,566
Texas 5.3%
Austin GO, Travis Williamson and Hays Counties, Refunding, 4.00%, 9/01/18	1,500,000	1,597,770
Austin HFC, MFHR, The Timbers Apartments Project, 0.70%, 4/01/17.	6,950,000	6,947,637
Austin Water and Wastewater System Revenue,
Travis Williamson and Hays Counties, Refunding, Series A, 4.00%, 11/15/16	600,000	604,110
Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/17	500,000	526,325
Brownsville Utilities System Revenue, Refunding, 5.00%, 9/01/17	1,000,000	1,042,080
Cypress-Fairbanks ISD, GO, Refunding, PSF Guarantee, 4.25%, 2/15/20.	5,780,000	5,869,532
Dallas Area Rapid Transit Sales Tax Revenue, senior lien, AMBAC Insured, Pre-Refunded, 4.50%,
12/01/24	6,720,000	6,783,437
Dallas/Fort Worth International Airport Revenue, Joint, Refunding, Series D, 5.00%, 11/01/17	2,000,000	2,101,400
Fort Bend ISD, GO, Refunding, Series C, PSF Guarantee, 3.00%, 2/15/17	5,000,000	5,055,050
Tarrant County Cultural Education Facilities Finance Corp. Revenue, CHRISTUS Health, Refunding,
Series A, Assured Guaranty, 5.75%, 7/01/18	750,000	794,512
Texas State A&M University System Permanent University Fund Revenue, Refunding, 5.00%, 7/01/19	5,845,000	6,534,944
Texas State PFAR,
Southern University Financing System, Refunding, BAM Insured, 5.00%, 11/01/16	2,000,000	2,012,460
Unemployment Compensation Obligation Assessment, Refunding, Series B, 4.00%, 7/01/17	7,420,000	7,519,428
Texas State Transportation Commission Revenue, State Highway Fund, first tier, Refunding, Series A,
5.00%, 4/01/19	5,000,000	5,546,500
Wylie ISD, GO, Collin County, Capital Appreciation, Refunding, PSF Guarantee, zero cpn., 8/15/17.	3,775,000	3,754,464
		56,689,649
Virginia 0.1%
Virginia State HDA Commonwealth Mortgage Revenue, Sub Series C-5, 2.45%, 7/01/19	1,400,000	1,457,078
Washington 4.1%
King and Snohomish Counties School District No. 417 Northshore GO, Refunding, 2.00%, 12/01/16	12,715,000	12,761,156
King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18	2,290,000	2,411,278
King County School District No. 414 Lake Washington GO,
Refunding, 4.00%, 12/01/17	3,250,000	3,385,850
Refunding, 4.00%, 12/01/18	2,705,000	2,900,815
Refunding, 5.00%, 12/01/19	9,045,000	10,243,643
King County Sewer Revenue, junior lien, Mandatory Put 11/16/16, Refunding, Series A, 2.00%, 1/01/46	10,000,000	10,028,900
Snohomish County Everett School District No. 2 GO, Refunding, 4.00%, 12/01/17.	2,400,000	2,500,032
		44,231,674
Wisconsin 0.7%
Muskego GO, Promissory Notes, Series A, 2.25%, 9/01/18	1,500,000	1,522,215
Wisconsin State GO, Refunding, Series 4, 5.00%, 5/01/19	5,000,000	5,559,850
		7,082,065
Wyoming 1.9%
Sweetwater County 2013 Specific Purpose Tax Joint Powers Board Revenue,
5.00%, 12/15/17.	5,370,000	5,660,410
4.00%, 6/15/18	4,510,000	4,690,896
2.125%, 12/15/18	580,000	584,628
5.00%, 12/15/18.	9,000,000	9,458,370
		20,394,304
Total Municipal Bonds before Short Term Investments (Cost $917,555,274)		927,901,935

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments 13.8%
Municipal Bonds 13.8%
California 4.3%
Riverside County Teeter Obligation Revenue, Notes, Refunding, Series D, 2.00%, 10/12/16	$10,000,000	$10,016,700
San Diego USD, GO, TRAN, Series A, 2.00%, 6/30/17.	10,000,000	10,112,300
University of California Regents Medical Center Pooled Revenue, Refunding, Series L, 1.75%, 5/15/17	26,395,000	26,629,915
		46,758,915
Kentucky 1.9%
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System,
Subordinated, BAN, Refunding, 5.00%, 11/22/16	20,000,000	20,192,000
Minnesota 0.5%
Duluth ISD No. 709 COP, Series A, Refunding, 3.00%, 2/01/17	1,000,000	1,008,990
Minneapolis GO, Various Purpose, 1.00%, 12/01/16	4,350,000	4,356,351
		5,365,341
Missouri 0.9%
Jackson County Reorganized School District No. 4 Blue Springs GO, Direct Deposit Program, Refunding,
3.00%, 3/01/17	1,520,000	1,537,982
Ladue School District GO, St. Louis County, 4.00%, 3/01/17	3,600,000	3,660,372
St. Louis General Fund Revenue, TRAN, 2.00%, 6/01/17	4,500,000	4,540,185
		9,738,539
New Hampshire 0.6%
Merrimack County GO, TAN, 1.75%, 12/29/16.	6,375,000	6,395,336
New Jersey 0.7%
Passaic Valley Sewage Commissioners Revenue, Sewer System, Refunding, Series H, AGMC Insured,
3.00%, 12/01/16	7,975,000	8,019,102
New York 1.2%
New York City Transitional Finance Authority Revenue, Future Tax Secured, Fiscal 2015, Subordinate,
Refunding, Series C, 3.00%, 11/01/16	13,000,000	13,051,740
Ohio 0.1%
Cuyahoga County Excise Tax Revenue, Excise Tax, Sports Facilities Improvement Project, 3.00%,
12/01/16	850,000	854,862
Oregon 2.6%
Oregan State GO, Series A, 2.00%, 6/30/17	10,000,000	10,111,400
Oregon State GO, Full Faith and Credit Tax, Series A, 2.00%, 9/15/16	18,000,000	18,010,080
		28,121,480
Pennsylvania 0.5%
[c] Pennsylvania State Turnpike Commission Turnpike Revenue, Refunding, Series B, Weekly VRDN and
Put, 1.71%, 12/01/19	5,000,000	5,051,650

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Semiannual Report 73

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Texas 0.5%
Lower Neches Valley Authority PCR, Chevron USA Inc., Project, Refunding, 0.58%, 2/15/17	$5,000,000	$5,000,000
Total Short Term Investments (Cost $148,533,525)		148,548,965
Total Investments (Cost $1,066,088,799) 99.8%		1,076,450,900
Other Assets, less Liabilities 0.2%.		2,077,825
Net Assets 100.0%		$1,078,528,725

See Abbreviations on page 150.

aThe coupon rate shown represents the rate at period end.
bSecurity purchased on a when-issued basis. See Note 1(b).
cVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin High Yield Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.57	$10.68	$10.15	$10.98	$10.59	$9.60
Income from investment operations[b]:
Net investment income[c]	0.23	0.45	0.46	0.47	0.46	0.51
Net realized and unrealized gains (losses)	0.29	(0.11)	0.54	(0.84)	0.38	1.00
Total from investment operations	0.52	0.34	1.00	(0.37)	0.84	1.51
Less distributions from net investment income .	(0.23)	(0.45)	(0.47)	(0.46)	(0.45)	(0.52)
Net asset value, end of period	$10.86	$10.57	$10.68	$10.15	$10.98	$10.59

Total return[d]	4.91%	3.30%	9.99%	(3.20)%	7.95%	16.20%

Ratios to average net assets[e]
Expenses.	0.65%	0.67%	0.65%	0.63%	0.65%	0.64%
Net investment income	4.25%	4.32%	4.39%	4.64%	4.22%	5.12%

Supplemental data
Net assets, end of period (000’s)	$5,507,076	$5,117,876	$5,244,428	$5,014,941	$6,559,328	$5,881,103
Portfolio turnover rate	3.61%	11.81%	8.29%	17.08%	10.47%	8.86%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 75

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.76	$10.86	$10.31	$11.14	$10.75	$9.73
Income from investment operations[b]:
Net investment income[c]	0.20	0.40	0.41	0.42	0.40	0.47
Net realized and unrealized gains (losses)	0.29	(0.11)	0.55	(0.85)	0.38	1.02
Total from investment operations	0.49	0.29	0.96	(0.43)	0.78	1.49
Less distributions from net investment income .	(0.20)	(0.39)	(0.41)	(0.40)	(0.39)	(0.47)
Net asset value, end of period	$11.05	$10.76	$10.86	$10.31	$11.14	$10.75

Total return[d]	4.54%	2.78%	9.43%	(3.77)%	7.33%	15.68%

Ratios to average net assets[e]
Expenses.	1.20%	1.22%	1.20%	1.18%	1.20%	1.19%
Net investment income	3.70%	3.77%	3.84%	4.09%	3.67%	4.57%

Supplemental data
Net assets, end of period (000’s)	$1,131,953	$1,062,643	$1,100,883	$1,042,823	$1,446,670	$1,219,076
Portfolio turnover rate	3.61%	11.81%	8.29%	17.08%	10.47%	8.86%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.61	$10.72	$10.18	$11.02	$10.63	$9.63
Income from investment operations[b]:
Net investment income[c]	0.24	0.46	0.47	0.49	0.47	0.53
Net realized and unrealized gains (losses)	0.29	(0.11)	0.55	(0.86)	0.38	1.00
Total from investment operations	0.53	0.35	1.02	(0.37)	0.85	1.53
Less distributions from net investment income .	(0.23)	(0.46)	(0.48)	(0.47)	(0.46)	(0.53)
Net asset value, end of period	$10.91	$10.61	$10.72	$10.18	$11.02	$10.63

Total return[d]	5.04%	3.39%	10.16%	(3.19)%	8.03%	16.37%

Ratios to average net assets[e]
Expenses.	0.55%	0.57%	0.55%	0.53%	0.55%	0.54%
Net investment income	4.35%	4.42%	4.49%	4.74%	4.32%	5.22%

Supplemental data
Net assets, end of period (000’s)	$2,070,838	$2,167,363	$2,194,757	$1,737,090	$2,156,523	$1,438,591
Portfolio turnover rate	3.61%	11.81%	8.29%	17.08%	10.47%	8.86%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin High Yield Tax-Free Income Fund
	Units	Value

Common Stocks and Other Equity Interests (Cost $717,086) 0.0%†
Consumer Discretionary 0.0%†
[a,b] 1155 Island Avenue LLC, LP	9,185,586	$717,082

	Principal
	Amount

Corporate Bonds (Cost $4,684,648) 0.0%†
Consumer Discretionary 0.0%†
[b,c] 1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$4,684,648	4,689,215
Municipal Bonds 96.8%
Alabama 2.0%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	6,000,000	7,085,400
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s
Hospital, Refunding, 4.00%, 6/01/32	10,000,000	10,851,200
Cullman County Health Care Authority GO, Refunding, Series A, 7.00%, 2/01/36	7,500,000	8,172,900
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary
Health System Inc., Series A, 5.00%, 2/01/41	5,500,000	6,494,070
Jefferson County Sewer Revenue,
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/28.	7,350,000	3,961,650
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/29.	13,465,000	6,680,391
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/30.	19,050,000	8,676,894
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/31.	24,845,000	10,369,309
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/32.	30,825,000	11,816,764
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/33.	35,700,000	12,597,459
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/34.	28,020,000	9,077,639
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/35.	15,000,000	4,468,500
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/36.	12,425,000	3,393,019
Capital Appreciation, wts., sub. lien, Refunding, Series F, zero cpn. to 9/30/23, 7.50% thereafter,
10/01/39	75,000,000	59,808,000
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%,
3/01/33	5,500,000	6,609,900
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,480,030
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,250,000	3,735,030
		177,278,155
Arizona 2.0%
Arizona Health Facilities Authority Revenue,
Banner Health, Refunding, Series A, 5.00%, 1/01/44	14,875,000	17,587,902
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	11,287,000
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 4/01/40	20,000,000	23,013,800
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38 .	15,000,000	16,509,150
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40.	20,000,000	22,493,400
senior lien, Series A, 5.00%, 7/01/38	15,000,000	16,005,750
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	15,405,000	17,021,601
Pinal County Electrical District No. 3 Electric System Revenue, Refunding, 5.25%, 7/01/41	10,000,000	11,560,500
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25	6,000,000	7,392,000
5.50%, 12/01/29	11,105,000	14,401,741

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 6.00%, 7/01/24	$250,000	$286,093
Tucson, Pre-Refunded, 6.25%, 7/01/29	1,000,000	1,151,320
Tucson, Pre-Refunded, 6.50%, 7/01/39	1,500,000	1,737,420
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc. Project,
Refunding, Series A, 6.375%, 12/01/37	15,500,000	15,400,025
		175,847,702
California 17.1%
Alvord USD, GO, Riverside County, Capital Appreciation, Election of 2007, Refunding, Series B, AGMC
Insured, zero cpn., 8/01/41	30,750,000	13,192,980
Azusa Special Tax, CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37.	3,875,000	3,916,579
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series F-1, Pre-Refunded,
5.50%, 4/01/43	29,685,000	31,977,869
Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A, 5.35%,
9/01/36	3,680,000	3,692,880
Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23	2,915,000	2,915,000
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	3,700,000	3,701,850
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 4.00%, 6/01/29	11,955,000	11,969,466
California Infrastructure and Economic Development Bank Revenue,
North County Center for Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%, 12/01/30	10,300,000	12,427,053
North County Center for Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%, 12/01/35	5,000,000	5,978,900
California State GO,
Various Purpose, 6.00%, 4/01/38.	28,725,000	32,508,082
Various Purpose, 5.25%, 11/01/40	47,000,000	54,812,340
Various Purpose, Refunding, 5.25%, 3/01/30	70,000,000	80,193,400
Various Purpose, Refunding, 5.50%, 3/01/40	60,000,000	68,916,000
Various Purpose, Refunding, 5.00%, 10/01/41.	10,000,000	11,729,000
California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	5,000,000	5,904,400
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/38	8,000,000	9,373,040
California State Municipal Finance Authority Revenue,
California Baptist University, Series A, 5.50%, 11/01/45	17,400,000	19,298,514
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	6,199,750
California State PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%, 8/01/40 .	6,000,000	6,733,260
California State Public Works Board Lease Revenue,
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-
Refunded, 6.00%, 11/01/29	7,365,000	8,585,012
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-
Refunded, 6.00%, 11/01/34	17,560,000	20,468,814
Various Capital Projects, Series A, 5.00%, 4/01/30	17,785,000	20,953,042
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.00%, 10/01/29	3,125,000	3,571,594
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,734,950
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	16,000,000	18,579,200
Monterey Institute International, 5.50%, 7/01/31	11,750,000	12,870,245
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47.	5,000,000	5,461,750
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47.	10,000,000	10,732,200
Centinela Valley UHSD, GO, County of Los Angeles, Capital Appreciation, Election of 2010, Series B,
AGMC Insured, zero cpn., 8/01/37.	8,400,000	2,943,780

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Semiannual Report 79

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Compton Community College District GO,
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/30	$3,425,000	$1,905,053
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/32	4,000,000	1,921,520
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/34	4,560,000	1,879,495
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/36	5,250,000	1,859,497
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/37	3,065,000	1,006,944
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/38	6,000,000	1,832,100
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter,
1/15/30	10,000,000	9,083,700
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter,
1/15/31	7,295,000	6,707,388
junior lien, Refunding, Series C, 6.25%, 1/15/33	17,580,000	21,044,315
junior lien, Refunding, Series C, 6.50%, 1/15/43	28,790,000	34,784,654
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Series A, 5.00%, 6/01/40.	4,000,000	4,839,640
Asset-Backed, Series A, 5.00%, 6/01/45.	12,030,000	14,502,406
Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36	6,595,000	6,596,451
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D,
5.00%, 5/15/40	52,685,000	60,138,874
[b] Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24	80,000	80,199
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	42,264,517
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29.	30,505,000	40,643,642
Series B, 7.00%, 11/01/34	20,000,000	30,044,200
Series C, 6.50%, 11/01/39	20,000,000	29,588,200
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, 6.75%, 9/01/40	3,750,000	4,589,700
Palmdale Elementary School District Special Tax,
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/28	1,500,000	1,090,065
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/30	1,250,000	836,513
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/31	1,250,000	806,750
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn. to 8/01/25, 5.625%
thereafter, 8/01/34	2,500,000	2,219,050
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/32	4,000,000	2,263,920
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/33	5,500,000	2,972,860
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/41	5,000,000	1,841,100
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/42	7,000,000	2,463,020
senior lien, Series A, 5.75%, 6/01/44	6,065,000	7,184,781
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	12,571,100
Community Memorial Health System, 7.50%, 12/01/41	15,000,000	18,231,000
San Diego USD,
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	44,565,000	31,389,358
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	33,305,000	22,205,776
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/34	5,000,000	2,361,800
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/35	10,000,000	4,429,300

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
California (continued)
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/29		$10,000,000	$10,969,300
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41		35,256,000	28,214,319
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42		35,256,000	28,243,934
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/24		52,700,000	48,140,923
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/25		45,200,000	40,313,428
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/26		131,900,000	114,117,242
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/27		139,100,000	116,090,078
junior lien, Refunding, Series B, 5.25%, 1/15/44		20,000,000	23,579,400
junior lien, Refunding, Series B, 5.25%, 1/15/49		25,000,000	29,332,000
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project, 6.50%,
5/01/42		10,000,000	12,128,300
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to
9/01/28, 6.70% thereafter, 9/01/41		20,000,000	18,616,200
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to
8/01/26, 6.625% thereafter, 8/01/42		50,000,000	46,762,500
San Ysidro School District GO,
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/42		10,000,000	3,256,700
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/43		12,500,000	3,853,250
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental Center, Series A, 6.00%, 9/01/36		7,740,000	8,809,436
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%,
11/01/27	.	9,855,000	12,379,851
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, Pre-Refunded, 6.00%, 9/01/36 .		19,810,000	20,862,109
			1,489,188,808
Colorado 3.2%
Colorado State Health Facilities Authority Revenue,
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45		10,000,000	11,543,200
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40		20,000,000	21,871,200
Copperleaf Metropolitan District No. 2 GO, Refunding, 5.75%, 12/01/45		2,000,000	2,132,940
Denver City and County Airport System Revenue, Series B, 4.00%, 11/15/43.		10,250,000	11,126,580
Denver City and County Special Facilities Airport Revenue, United Air Lines Project, Refunding, Series
A, 5.25%, 10/01/32		5,000,000	5,166,150
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured, 5.00%,
12/01/30	.	15,000,000	15,073,350
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28		15,000,000	11,084,250
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29		10,000,000	5,393,200
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30		17,300,000	8,784,075
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31		10,000,000	4,777,500
Current Interest, Series C, 5.375%, 9/01/26		5,000,000	5,631,150
Leyden Rock Metropolitan District No. 10 GO,
Limited Tax, Refunding, Series A, 4.375%, 12/01/33		750,000	748,155
Limited Tax, Refunding, Series A, 5.00%, 12/01/45		1,250,000	1,277,850
The Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40		3,000,000	3,244,770
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23		2,465,000	3,069,936
6.25%, 11/15/28		12,500,000	16,667,375
6.50%, 11/15/38		90,100,000	133,550,725
Regional Transportation District COP, Series A, 5.00%, 6/01/25		13,500,000	15,236,505

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Semiannual Report 81

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Sierra Ridge Metropolitan District No. 2 GO, Douglas County, Limited Tax, Senior, Series A, 5.50%,
12/01/46.	$1,500,000	$1,592,625
[b,d] Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31	3,000,000	2,280,000
		280,251,536
Connecticut 0.4%
Connecticut State Health and Educational Facilities Authority Revenue,
Chruch Home of Hartford Inc. Project, Series A, 5.00%, 9/01/46	1,250,000	1,364,988
Chruch Home of Hartford Inc. Project, Series A, 5.00%, 9/01/53	1,750,000	1,898,907
Hartford Healthcare Issue, Series F, 5.00%, 7/01/45.	20,000,000	23,348,600
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	10,000,000	11,845,700
		38,458,195
District of Columbia 2.6%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Assured Guaranty,
Pre-Refunded, 5.25%, 7/15/38	11,000,000	11,915,970
District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36	1,500,000	1,738,860
American Society of Hematology Issue, 5.00%, 7/01/42	9,515,000	10,934,448
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/36.	12,425,000	14,175,682
Assn. of American Medical Colleges Issue, Series B, 5.00%, 10/01/41.	5,010,000	5,612,954
The Catholic University of America Issue, Refunding, 5.00%, 10/01/34	3,750,000	4,032,375
Center for Strategic and International Studies Inc. Issue, Refunding, 6.375%, 3/01/31	5,200,000	5,903,456
Center for Strategic and International Studies Inc. Issue, Refunding, 6.625%, 3/01/41	5,500,000	6,276,435
Deed Tax, Series A, 5.00%, 6/01/40.	13,000,000	14,541,280
The Methodist Home of the District of Columbia Issue, Series A, 5.125%, 1/01/35	1,565,000	1,612,435
The Methodist Home of the District of Columbia Issue, Series A, 5.25%, 1/01/39	1,015,000	1,047,358
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33	21,485,000	26,983,441
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46	175,000,000	24,312,750
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital Appreciation,
second lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50% thereafter, 10/01/41.	60,145,000	82,726,440
Washington Convention and Sports Authority Dedicated Tax Revenue, senior lien, Convention Center
Hotel Project, Series A, 5.00%, 10/01/40	10,000,000	11,266,900
		223,080,784
Florida 6.6%
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Teaching Hospital and
Clinics Inc. at the University of Florida Project, Series A, 5.00%, 12/01/44	5,000,000	5,843,950
Boggy Creek Improvement District Special Assessment Revenue, Refunding, 5.125%, 5/01/43	4,705,000	5,014,071
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Series B,
Pre-Refunded, 7.00%, 4/01/39	6,500,000	7,535,515
Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31	1,065,000	1,066,704
Cape Coral Health Facilities Authority Revenue, Senior Housing, Gulf Care Inc. Project, Refunding,
6.00%, 7/01/45	5,250,000	5,903,100
Cape Coral Water and Sewer Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/42	7,500,000	8,579,475
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	965,000	967,345
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1, 6.00%,
6/01/17	25,000,000	25,982,250
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33	5,500,000	6,551,050
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38	12,000,000	14,212,440
Hodges University Inc. Project, 6.125%, 11/01/43	10,035,000	11,558,313

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Escambia County Environmental Improvement Revenue, International Paper Co. Projects, Series A,
9.50%, 3/01/33	$7,975,000	$9,633,162
Florida State Board of Education Public Education GO, Capital Outlay, Refunding, Series D, 6.00%,
6/01/23	5,000,000	6,518,350
Florida State Mid-Bay Bridge Authority Revenue,
first senior lien, Refunding, Series A, 5.00%, 10/01/35	6,240,000	7,532,554
first senior lien, Refunding, Series A, 5.00%, 10/01/40	3,000,000	3,594,420
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43	34,135,000	35,888,515
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18.	6,525,000	7,040,605
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%, 5/01/33	2,360,000	2,360,614
Indigo CDD Capital Improvement Revenue,
Refunding, Series A, 7.00%, 5/01/31	725,000	724,942
[b,e] Refunding, Series C, 7.00%, 5/01/30	4,123,752	1,855,688
Lakeland Hospital Revenue,
Lakeland Regional Health Systems, 5.00%, 11/15/40	21,575,000	25,337,680
Lakeland Regional Health Systems, 5.00%, 11/15/45	10,885,000	12,739,586
Lakeland Retirement Community Revenue,
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 5.875%, 1/01/19.	780,000	836,191
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.25%, 1/01/28	1,230,000	1,328,338
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.375%, 1/01/43.	2,250,000	2,413,575
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center, 5.50%, 11/15/42	3,800,000	4,287,692
Martin Memorial Medical Center, 5.00%, 11/15/45	7,500,000	8,511,975
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 5.50%, 10/01/41	20,850,000	24,157,018
Refunding, Series A, 5.00%, 10/01/38	40,000,000	46,934,400
Miami-Dade County Educational Facilities Authority Revenue,
University of Miami Issue, Refunding, Series A, 5.00%, 4/01/40	10,000,000	11,951,600
University of Miami Issue, Refunding, Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	14,323,077
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	44,360,000	49,750,184
Miami-Dade County Professional Sports Franchise Facilities Revenue, Capital Appreciation, Refunding,
Series A, Assured Guaranty, zero cpn., 10/01/45.	25,000,000	8,657,750
Miami-Dade County School Board COP,
Refunding, Series A, 5.00%, 5/01/31	7,985,000	9,519,398
Series B, Assured Guaranty, Pre-Refunded, 5.00%, 5/01/33	14,310,000	15,329,158
North Sumter County Utility Dependent District Utility Revenue,
sub. bond, 6.00%, 10/01/30	3,780,000	4,481,908
sub. bond, 6.25%, 10/01/43	6,865,000	8,159,533
Northern Palm Beach County ID Special Assessment,
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/34	2,700,000	2,842,020
Water Control and Improvement, Unit of Development No. 2C, 5.20%, 8/01/46	6,000,000	6,374,820
Water Control and Improvement, Unit of Development No. 46, Series A, Pre-Refunded, 5.35%,
8/01/41	800,000	834,008
Orlando-Orange County Expressway Authority Revenue, Series C, 5.00%, 7/01/35	7,965,000	9,030,797
Pelican Marsh CDD Special Assessment Revenue,
Refunding, 4.875%, 5/01/22	920,000	941,997
Refunding, 5.375%, 5/01/31	1,295,000	1,353,547
Pensacola Airport Revenue, Refunding, 6.00%, 10/01/28.	7,000,000	7,554,330
[b,e] Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38	2,705,000	1,061,577

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Semiannual Report 83

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
[b] River Place St. Lucie CDD Special Assessment Revenue,
Series A, 7.625%, 5/01/21	$600,000	$493,134
Series A, 7.625%, 5/01/30	1,590,000	1,282,033
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37	6,645,000	6,646,728
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Pre-
Refunded, 5.00%, 5/01/36	12,500,000	13,390,250
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health South Florida Obligated Group, 5.00%, 8/15/32	15,000,000	15,594,150
Baptist Health South Florida Obligated Group, Refunding, 5.00%, 8/15/42	15,500,000	16,052,730
Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37	1,690,000	1,720,082
Village CDD No. 6 Special Assessment Revenue,
Refunding, 4.00%, 5/01/29	6,115,000	6,337,097
Refunding, 4.00%, 5/01/35	3,835,000	3,933,444
Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38.	7,200,000	7,730,136
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31	7,355,000	8,641,831
7.00%, 5/01/41	6,535,000	7,953,618
Refunding, 5.00%, 5/01/22	1,175,000	1,280,550
Refunding, 5.25%, 5/01/31	1,990,000	2,268,859
Refunding, 5.50%, 5/01/42	1,975,000	2,277,590
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31	1,900,000	2,262,121
5.00%, 5/01/32	5,700,000	6,417,858
5.125%, 5/01/43	8,600,000	9,724,794
6.00%, 5/01/44	8,000,000	9,613,680
Village CDD No. 11 Special Assessment Revenue, 4.125%, 5/01/29	3,205,000	3,355,827
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	535,000	535,514
Winter Garden Village at Fowler Groves CDD Special Assessment, 5.65%, 5/01/37	1,720,000	1,721,978
		576,309,226
Georgia 3.1%
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, second lien, Series B, 5.00%, 7/01/44	4,500,000	5,230,575
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44.	3,000,000	3,683,880
Atlanta Water and Wastewater Revenue,
Refunding, Series B, AGMC Insured, 5.25%, 11/01/34	30,000,000	33,837,000
Series A, Pre-Refunded, 6.25%, 11/01/34.	30,000,000	35,100,300
[f] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28	1,470,000	1,183,027
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Series C, 5.70%, 1/01/43	55,000,000	58,184,500
Oglethorpe Power Corp. Vogtle Project, Series E, 7.00%, 1/01/23	25,000,000	27,054,250
Carrollton Payroll Development Authority Revenue, UWG Phase II LLC Project, AGMC Insured, 5.00%,
6/15/40	2,000,000	2,313,820
Cobb County Development Authority Student Housing Revenue,
Kennesaw State University Real Estate Foundations Projects, Junior Subordinate, Refunding,
Series C, 5.00%, 7/15/33	2,700,000	3,119,499
Kennesaw State University Real Estate Foundations Projects, Junior Subordinate, Refunding,
Series C, 5.00%, 7/15/38	3,000,000	3,403,650
Forsyth County Hospital Authority Revenue,
Anticipation Certificates, Georgia Baptist Health Care System Project, ETM, 6.25%, 10/01/18	2,190,000	2,308,194
Anticipation Certificates, Georgia Baptist Health Care System Project, ETM, 6.375%, 10/01/28	8,000,000	10,696,400
Fulton County Residential Care Revenue, Lenbrook Project, Refunding, Series A, 5.00%, 7/01/27	5,000,000	5,046,500

84 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Gainesville RDA Educational Facilities Revenue, Riverside Military Academy Project, Refunding,
5.125%, 3/01/37		$6,500,000	$6,506,240
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia
Health System Project, Refunding, 5.00%, 8/01/34		10,000,000	11,774,400
Main Street Natural Gas Inc. Revenue,
Gas Project, Series A, 5.50%, 9/15/25		5,000,000	6,329,850
Gas Project, Series A, 5.50%, 9/15/27		4,000,000	5,145,600
Gas Project, Series A, 5.50%, 9/15/28		10,000,000	12,978,200
Municipal Electric Authority of Georgia Power Revenue, Plant Voltage Units 3 and 4 Project J, Series A,
5.50%, 7/01/60		17,000,000	20,983,270
Richmond County Development Authority Environmental Improvement Revenue, International Paper
Co. Project, Series A, 6.25%, 11/01/33		7,000,000	8,099,770
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A, 6.25%,
11/01/33	.	4,865,000	5,629,340
			268,608,265
Hawaii 0.3%
Hawaii State Airport System Revenue, Series A, 5.00%, 7/01/45		10,000,000	11,742,500
Hawaii State Department of Budget and Finance Special Purpose Revenue,
Hawaii Pacific University Project, Series A, 6.875%, 7/01/43		5,595,000	6,190,979
Hawaiian Electric Co. Inc. and Subsidiary Projects, 6.50%, 7/01/39		7,500,000	8,475,675
			26,409,154
Idaho 0.4%
Idaho State Health Facilities Authority Revenue,
St. Luke’s Health System Project, Series A, 6.75%, 11/01/37		12,500,000	14,012,500
St. Luke’s Health System Project, Series A, 5.00%, 3/01/44		5,000,000	5,852,300
Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%, 2/01/36		13,305,000	15,664,509
			35,529,309
Illinois 6.0%
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn.,
1/01/35		19,800,000	8,305,902
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, 5.50%, 11/01/40		3,570,000	3,970,447
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23.		5,000	5,020
Bureau County Township High School District No. 502 GO, School Building, Series A, BAM Insured,
6.625%, 10/01/43		5,250,000	6,836,865
Chicago O’Hare International Airport Revenue,
General Airport, third lien, Refunding, Series A, AGMC Insured, 5.00%, 1/01/38		16,500,000	17,300,250
Passenger Facility Charge, Series B, 5.00%, 1/01/35		12,555,000	13,903,533
Passenger Facility Charge, Series B, 5.00%, 1/01/40		20,430,000	22,513,043
Chicago Transit Authority Sales Tax Receipts Revenue,
5.25%, 12/01/36		11,000,000	12,184,920
5.00%, 12/01/44		37,995,000	43,264,527
Chicago Wastewater Transmission Revenue, Project, second lien, 5.00%, 1/01/39		11,000,000	12,435,610
Cook County GO, Refunding, Series C, 5.00%, 11/15/29		34,555,000	39,289,381
Illinois State Finance Authority Education Revenue,
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/25		2,750,000	3,137,997
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/32		3,750,000	4,095,225
Illinois State Finance Authority Revenue,
Advocate Health Care Network, Refunding, 4.00%, 8/01/38		13,000,000	13,686,400
Institute of Technology, 6.50%, 2/01/23		1,000,000	1,100,320
Institute of Technology, 7.125%, 2/01/34.		1,500,000	1,590,750

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Semiannual Report 85

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Illinois State Finance Authority Revenue, (continued)
Lutheran Hillside Village, Refunding, 5.25%, 2/01/37	$7,500,000	$7,629,225
Mercy Health System Obligated Group, Refunding, 5.00%, 12/01/46	10,000,000	11,769,800
OSF Healthcare System, Series A, 5.00%, 11/15/45	20,750,000	24,389,342
Plymouth Place, Refunding, 5.00%, 5/15/37	1,000,000	1,104,430
Plymouth Place, Refunding, 5.25%, 5/15/45	1,100,000	1,228,282
Resurrection Health Care, Series A, AGMC Insured, Pre-Refunded, 5.25%, 5/15/29	14,445,000	15,558,420
Riverside Health System, 6.25%, 11/15/35	5,000,000	5,789,950
Roosevelt University Project, Refunding, 6.25%, 4/01/29	2,500,000	2,749,600
Roosevelt University Project, Refunding, 6.50%, 4/01/39	19,430,000	21,566,134
Rush University Medical Center Obligated Group, Series B, Pre-Refunded, 7.25%, 11/01/38	10,000,000	11,408,500
Sherman Health Systems, Series A, Pre-Refunded, 5.50%, 8/01/37	17,240,000	17,988,044
Illinois State Finance Authority Student Housing Revenue,
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/35.	5,335,000	5,511,375
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/47.	10,000,000	9,844,700
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	17,940,300
CHF-Normal LLC, Illinois State University Project, 7.00%, 4/01/43	7,500,000	8,842,125
Illinois State Finance Authority Water Facility Revenue,
American Water Capital Corp. Project, 5.25%, 10/01/39	15,350,000	16,542,234
American Water Capital Corp. Project, 5.25%, 5/01/40	10,415,000	11,351,517
Illinois State GO,
5.25%, 7/01/29	15,000,000	16,948,350
5.25%, 7/01/31	5,000,000	5,607,000
5.50%, 7/01/38	5,000,000	5,627,550
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project, Capital Appreciation, Refunding, Series B, AGMC Insured,
zero cpn., 6/15/45	18,100,000	5,677,608
McCormick Place Expansion Project, Capital Appreciation, Series A, NATL Insured, zero cpn.,
6/15/35	10,000,000	4,798,000
McCormick Place Expansion Project, Series A, 5.50%, 6/15/50.	10,475,000	11,301,582
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention
Center, ETM, 7.00%, 7/01/26	7,500,000	9,922,275
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Capital
Appreciation, Refunding, Series A, zero cpn., 12/15/52	26,000,000	5,083,780
[g] Northern Municipal Power Agency Power Project Revenue, Refunding, Series A, 4.00%, 12/01/41	14,800,000	16,065,696
Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewerage
Systems Alternate Revenue Source, Refunding, XLCA Insured, 5.00%, 1/01/39	3,000,000	3,028,980
Railsplitter Tobacco Settlement Authority Revenue,
6.25%, 6/01/24	6,000,000	6,014,640
Refunding, 6.00%, 6/01/28	24,650,000	29,428,156
Yorkville United City Special Service Area Special Tax, Nos. 2005-108 and 2005-109, 4.00%, 3/01/36	4,000,000	4,193,200
		518,530,985
Indiana 1.4%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project,
Series A, 5.00%, 6/01/32	10,000,000	10,805,300
Indiana State Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41	5,000,000	5,718,300
Deaconess Health System Obligated Group, Refunding, Series A, 4.00%, 3/01/37	5,000,000	5,396,650
Deaconess Health System Obligated Group, Refunding, Series A, 5.00%, 3/01/39	5,000,000	5,788,900
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	14,466,750
Greencroft Obligated Group, Series A, 7.00%, 11/15/43	5,000,000	6,050,750

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Indiana (continued)
Indiana State Finance Authority Revenue, (continued)
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/40	$19,620,000	$22,584,189
Indiana State Finance Authority Wastewater Utility Revenue, CWA Authority Project, first lien, Series A,
4.00%, 10/01/42	22,620,000	24,479,590
Indiana State Health and Educational Facility Financing Authority Hospital Revenue,
Community Foundation of Northwest Indiana Obligated Group, Pre-Refunded, 5.50%, 3/01/37.	4,185,000	4,284,603
Community Foundation of Northwest Indiana Obligated Group, Refunding, 5.50%, 3/01/37	3,815,000	3,900,876
Indiana State Municipal Power Agency Power Supply System Revenue, Series B, Pre-Refunded,
6.00%, 1/01/39	4,000,000	4,485,880
Jasper County PCR,
Northern Indiana Public Service Co. Project, Refunding, Series C, NATL Insured, 5.60%, 11/01/16 .	10,000,000	10,073,500
Northern Indiana Public Service Co. Project, Refunding, Series C, NATL Insured, 5.85%, 4/01/19	5,000,000	5,587,850
		123,623,138
Iowa 0.6%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University Project,
Pre-Refunded, 6.00%, 9/01/39	11,000,000	13,186,910
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation, Asset-Backed,
Refunding, Series B, 5.60%, 6/01/34	35,850,000	36,145,045
[g] Xenia Rural Water District Revenue, Capital Loan Notes, Refunding, 5.00%, 12/01/41	2,000,000	2,352,140
		51,684,095
Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health System/Sunbelt
Obligated Group, Refunding, Series C, 5.75%, 11/15/38	6,250,000	7,129,250
Kentucky 1.1%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health
System Inc., Refunding, Series A, 6.50%, 3/01/45	18,330,000	21,120,009
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena
Authority Inc., Series A, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/42	5,000,000	5,316,400
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue,
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.60% thereafter, 7/01/39 .	10,000,000	9,206,100
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.75% thereafter, 7/01/43 .	5,000,000	4,582,550
Louisville/Jefferson County Metro Government College Revenue,
Improvement, Bellarmine University Inc. Project, 5.625%, 5/01/29	5,555,000	6,070,893
Improvement, Bellarmine University Inc. Project, 6.125%, 5/01/39	5,000,000	5,442,900
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital and St.
Mary’s HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	11,500,000	12,387,800
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31.	10,500,000	11,017,335
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	8,000,000	9,017,040
American Water Co. Project, Series A, 5.375%, 6/01/40	10,000,000	11,000,200
		95,161,227
Louisiana 2.4%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	13,990,000	14,043,442
Louisiana Local Government Environmental Facilities and CDA Revenue,
Westlake Chemical Corp. Projects, 6.75%, 11/01/32	41,250,000	43,975,800
Westlake Chemical Corp. Projects, Series A, 6.50%, 8/01/29	9,000,000	10,744,830
Westlake Chemical Corp. Projects, Series A-2, 6.50%, 11/01/35	8,000,000	9,558,000
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady Health
System Project, Series A, Pre-Refunded, 6.75%, 7/01/39.	10,000,000	11,637,000

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Semiannual Report 87

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 6.50%, 5/15/37	$5,000,000	$6,267,700
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	15,500,000	19,607,190
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	3,755,000	4,432,703
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38	7,210,000	7,418,513
Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47	7,305,000	7,528,825
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.25%, 5/15/38	2,790,000	2,875,430
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.50%, 5/15/47	2,695,000	2,782,156
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	65,675,000	67,243,319
St. Tammany Public Trust Financing Authority Revenue,
Christwood Project, Refunding, 5.25%, 11/15/29	1,200,000	1,316,124
Christwood Project, Refunding, 5.25%, 11/15/37	1,650,000	1,768,932
Tobacco Settlement FICO Revenue, Tobacco Settlement, Asset-Backed, Refunding, Series A, 5.25%,
5/15/35	1,000,000	1,140,660
		212,340,624
Maine 0.2%
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36	4,250,000	4,827,150
Maine General Medical Center Issue, 7.00%, 7/01/41	10,000,000	11,491,400
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20.	4,800,000	4,820,592
		21,139,142
Maryland 0.4%
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%, 7/01/40	7,000,000	7,635,320
Maryland State EDC, EDR, Series A, 5.75%, 6/01/35	13,070,000	14,640,099
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,500,280
Washington County Hospital Issue, Pre-Refunded, 6.00%, 1/01/43	6,000,000	6,418,500
		32,194,199
Massachusetts 1.2%
Massachusetts Bay Transportation Authority Revenue,
Assessment, Refunding, Series A, 4.00%, 7/01/37.	15,000,000	16,202,700
General Transportation System, Series A, 7.00%, 3/01/21	775,000	902,247
General Transportation System, Series A, ETM, 7.00%, 3/01/21	400,000	411,256
Massachusetts State Development Finance Agency Revenue,
North Hill Communities Issue, Series A, 6.25%, 11/15/28	2,250,000	2,527,650
North Hill Communities Issue, Series A, 6.25%, 11/15/33	2,000,000	2,212,860
North Hill Communities Issue, Series A, 6.50%, 11/15/43	4,125,000	4,560,064
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Mandatory Put
5/01/19, Pre-Refunded	3,700,000	4,180,778
Massachusetts State Educational Financing Authority Education Loan Revenue, Refunding, Series K,
5.25%, 7/01/29, 5.75%, 12/01/42	7,705,000	8,707,497
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A, 5.125%,
7/01/41	10,340,000	11,853,156
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%,
1/01/34	35,000,000	49,432,950
		100,991,158

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan 5.7%
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured,
6.00%, 5/01/29	$15,900,000	$20,638,041
Detroit GO, Distributable State Aid, Pre-Refunded, 5.25%, 11/01/35	23,000,000	24,213,480
Detroit Sewage Disposal System Revenue,
second lien, Series B, Assured Guaranty, 5.00%, 7/01/36	10,000,000	10,037,400
second lien, Series B, NATL Insured, 5.50%, 7/01/29	5,000,000	6,483,100
second lien, Series B, NATL Insured, 5.00%, 7/01/36	3,000,000	3,011,220
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, 5.25%, 7/01/39	12,000,000	13,741,560
Detroit Water Supply System Revenue,
Refunding, Series D, NATL Insured, 5.00%, 7/01/33.	20,430,000	20,465,752
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	11,000,000	11,035,420
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35	5,215,000	5,699,578
Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital Obligated Group,
Series A, Pre-Refunded, 5.00%, 8/15/38	5,250,000	5,462,993
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.00%, 10/15/38	2,300,000	2,545,433
Facilities Program, Refunding, Series II-A, 5.375%, 10/15/41	10,000,000	11,715,800
Facilities Program, Series I, Pre-Refunded, 6.00%, 10/15/38.	3,700,000	4,106,371
Michigan State Finance Authority Hospital Revenue,
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	27,525,000	32,267,282
Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39	75,000	90,096
Michigan State Finance Authority Limited Obligation Revenue,
Higher Education, Thomas M. Cooley Law School Project, Refunding, 6.00%, 7/01/24	3,000,000	3,263,190
Higher Education, Thomas M. Cooley Law School Project, Refunding, 6.75%, 7/01/44	5,505,000	5,991,697
Michigan State Finance Authority Revenue,
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series C,
5.00%, 7/01/33	3,500,000	4,130,875
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series C,
5.00%, 7/01/34	5,500,000	6,467,780
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series C,
5.00%, 7/01/35	5,000,000	5,845,650
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series D-2,
5.00%, 7/01/34	4,035,000	4,744,999
Local Government Loan Program, Public Lighting Authority Local Project, Refunding, Series B,
5.00%, 7/01/39	7,600,000	8,789,704
Local Government Loan Program, Public Lighting Authority Local Project, Refunding, Series B,
5.00%, 7/01/44	10,000,000	11,535,000
Local Government Loan Program, senior lien, Refunding, Series C-1, 5.00%, 7/01/44	10,000,000	11,145,000
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%,
7/01/32	10,000,000	11,874,700
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%,
7/01/33	3,000,000	3,550,650
Local Government Loan Program, senior lien, Refunding, Series D-1, AGMC Insured, 5.00%,
7/01/37	5,000,000	5,824,750
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/29	11,000,000	13,010,470
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/30	9,000,000	10,609,830
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/34	10,000,000	11,618,800
Local Government Loan Program, senior lien, Series C-6, 5.00%, 7/01/33	10,000,000	11,680,200
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	10,000,000	10,605,800

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Semiannual Report 89

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan State Hospital Finance Authority Revenue,
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/34.	$4,065,000	$4,643,653
Oakwood Obligated Group, Series A, Pre-Refunded, 5.00%, 7/15/37	3,680,000	3,816,123
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34.	26,810,000	31,337,405
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	2,050,000	2,479,270
Michigan Tobacco Settlement Finance Authority Revenue,
Tobacco Settlement Asset-Backed, Senior Series A, 6.00%, 6/01/34	2,500,000	2,520,325
Tobacco Settlement Asset-Backed, Senior Series A, 6.00%, 6/01/48	5,000,000	5,030,200
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	54,320,000	62,936,238
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	20,000,000	22,977,400
William Beaumont Hospital Obligated Group, Series W, Pre-Refunded, 6.00%, 8/01/39	33,120,000	38,041,301
Wayne County Airport Authority Revenue, Detroit Metropolitan Wayne County Airport, Series B, BAM
Insured, 5.00%, 12/01/39	5,500,000	6,531,085
		492,515,621
Minnesota 0.3%
Minneapolis Health Care System Revenue,
Fairview Health Services, Series A, Pre-Refunded, 6.625%, 11/15/28	11,000,000	12,414,930
Fairview Health Services, Series A, Pre-Refunded, 6.75%, 11/15/32	6,250,000	7,070,875
Minneapolis Senior Housing and Healthcare Revenue,
Ecumen - Abiitan Mill City Project, 5.25%, 11/01/45	2,800,000	2,917,768
Ecumen - Abiitan Mill City Project, 5.375%, 11/01/50	1,000,000	1,011,020
		23,414,593
Mississippi 0.7%
Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding, Series B,
6.70%, 4/01/22	18,875,000	23,203,792
Warren County Gulf Opportunity Zone Revenue,
International Paper Co. Project, Series A, 5.50%, 9/01/31.	20,000,000	20,868,800
International Paper Co. Project, Series A, 6.50%, 9/01/32.	10,000,000	11,066,300
International Paper Co. Project, Series A, 5.80%, 5/01/34.	7,000,000	8,120,070
		63,258,962
Missouri 0.8%
Cape Girardeau County IDA Health Facilities Revenue, Southeast Health, Refunding, Series A, 6.00%,
3/01/33	5,480,000	6,051,290
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Mercy Health,
Series F, 5.00%, 11/15/45.	25,000,000	29,602,750
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2 Project,
Series A, Pre-Refunded, 6.00%, 1/01/39	11,000,000	12,349,700
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	7,000,000	7,915,670
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	3,000,000	3,446,190
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, 5.00%, 9/01/42	7,000,000	7,725,550
Stoddard County IDA Health Facilities Revenue, SoutheastHEALTH, Refunding, Series B, 6.00%,
3/01/37	4,220,000	4,602,374
		71,693,524
Nebraska 0.1%
Douglas County Hospital Authority No. 3 Revenue, Health Facilities Methodist Health System,
Refunding, 5.00%, 11/01/45	6,750,000	7,846,740

90 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Nevada 0.5%
Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26.	$1,295,000	$1,295,647
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31.	1,010,000	986,720
Local ID No. 142, Mountain’s Edge Local Improvement, Refunding, 5.00%, 8/01/21	1,380,000	1,538,907
Local ID No. 159, Summerlin Village 16A, 5.00%, 8/01/35	1,000,000	1,111,430
Henderson GO,
Sewer, Refunding, Series A, 4.00%, 6/01/33	5,240,000	5,732,298
Sewer, Refunding, Series A, 4.00%, 6/01/34	4,230,000	4,614,592
Henderson Local ID Special Assessment,
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/18	940,000	936,738
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/19	940,000	934,473
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%, 3/01/22	1,405,000	1,382,267
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%, 3/01/25	1,500,000	1,460,985
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/16	695,000	695,000
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/25	1,250,000	1,288,025
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/32	1,750,000	1,826,195
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/35	2,500,000	2,576,900
Las Vegas Special Improvement District No. 812 Revenue,
Local Improvement, Summerlin Village 24, 5.00%, 12/01/27	1,495,000	1,634,170
Local Improvement, Summerlin Village 24, 5.00%, 12/01/30	1,730,000	1,871,427
Local Improvement, Summerlin Village 24, 5.00%, 12/01/35	1,100,000	1,168,893
Overton Power District No. 5 Special Obligation Revenue, Pre-Refunded, 8.00%, 12/01/38	7,500,000	8,694,225
		39,748,892
New Hampshire 0.1%
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group, Series A,
6.125%, 10/01/39	5,000,000	5,603,050
New Jersey 3.6%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series A, 5.75%,
1/01/40	5,000,000	5,739,950
New Jersey EDA Revenue,
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC,
Series A, 5.875%, 6/01/42.	5,000,000	5,575,400
Provident Group, Rowan Properties LLC, Rowan University Student Housing Project, Series A,
5.00%, 1/01/48	5,000,000	5,652,600
New Jersey EDA Special Facility Revenue,
Continental Airlines Inc. Project, 4.875%, 9/15/19	13,985,000	14,842,840
Continental Airlines Inc. Project, 5.125%, 9/15/23	19,800,000	22,160,358
Continental Airlines Inc. Project, 5.25%, 9/15/29	37,900,000	42,560,184
New Jersey Health Care Facilities Financing Authority Revenue,
St. Barnabas Health Care System Issue, Capital Appreciation, Refunding, Series B, zero cpn.,
7/01/33	57,680,000	24,930,450
St. Barnabas Health Care System Issue, Capital Appreciation, Refunding, Series B, zero cpn.,
7/01/34	52,330,000	21,470,476
St. Joseph’s Healthcare System Obligated Group Issue, Pre-Refunded, 6.625%, 7/01/38.	27,015,000	29,887,775
University Hospital, Series A, 5.00%, 7/01/46	5,750,000	6,806,275
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/38	4,810,000	5,338,619
Transportation Program, Series AA, 5.25%, 6/15/41	2,500,000	2,881,000
Transportation Program, Series AA, 5.00%, 6/15/44	8,090,000	8,965,095
Transportation Program, Series AA, 5.00%, 6/15/44	15,925,000	17,560,657
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/38	46,750,000	18,003,892

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Semiannual Report 91

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Transportation Trust Fund Authority Revenue, (continued)
Transportation System, Series A, 6.00%, 12/15/38		$35,705,000	$39,335,127
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38		19,295,000	21,598,823
Transportation System, Series B, 5.25%, 6/15/36		17,500,000	19,636,050
Transportation System, Series D, 5.00%, 6/15/32		3,500,000	3,979,185
			316,924,756
New Mexico 1.7%
Farmington PCR,
Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.90%, 6/01/40		58,000,000	65,654,260
Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.90%, 6/01/40		18,435,000	20,867,867
Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 5.90%, 6/01/40		53,520,000	60,583,034
New Mexico State Hospital Equipment Loan Council First Mortgage Revenue, Haverland Carter
Lifestyle Group, 5.00%, 7/01/42		5,000,000	5,413,450
			152,518,611
New York 4.0%
Long Island Power Authority Electric System Revenue, General, Series A, Pre-Refunded, 6.00%,
5/01/33		12,500,000	14,216,750
MAC for City of Troy Revenue,
Capital Appreciation, Series C, NATL Insured, zero cpn., 7/15/21		428,010	396,885
Capital Appreciation, Series C, NATL Insured, zero cpn., 1/15/22		649,658	593,326
MTA Revenue,
Transportation, Refunding, Series D, 5.00%, 11/15/38		8,790,000	10,534,903
Transportation, Refunding, Series D, 5.25%, 11/15/40		10,000,000	11,601,700
Transportation, Series A, 5.00%, 11/15/41		15,500,000	17,980,930
Transportation, Series A, Sub Series A-1, 5.00%, 11/15/45.		13,700,000	16,407,668
Transportation, Series E, 5.00%, 11/15/33		10,000,000	12,104,300
New York City GO,
Refunding, Series H, 6.125%, 8/01/25		5,000	5,020
Series F, 7.50%, 2/01/21		5,000	5,024
Series G, 7.50%, 2/01/22		5,000	5,024
New York City HDC, MFMR, 8 Spruce Street, Class F, 4.50%, 2/15/48		7,500,000	8,301,825
New York City IDA Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20	.	3,315,000	3,316,094
New York Liberty Development Corp. 3 World Trade Center Project, Class 2, Refunding, 5.375%,
11/15/40.		10,000,000	11,969,900
New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America Tower at One
Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49		18,500,000	20,973,635
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	.	65,000,000	89,105,250
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Orange Regional Medical Center, 6.125%, 12/01/29		16,000,000	17,406,240
Non-State Supported Debt, Orange Regional Medical Center, 6.25%, 12/01/37.		30,000,000	32,642,700
New York Transportation Development Corp. Special Facilities Revenue,
American Airlines Inc., John F Kennedy International Airport Project, Refunding, 5.00%, 8/01/26		5,000,000	5,559,850
American Airlines Inc., John F Kennedy International Airport Project, Refunding, 5.00%, 8/01/31		5,000,000	5,504,150
Laguardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 7/01/46		25,000,000	28,837,500
Laguardia Airport Terminal B Redevelopment Project, Series A, 5.25%, 1/01/50		25,000,000	29,273,500
Niagara County Tobacco Asset Securitization Corp., Asset Backed, 4.00%, 5/15/29		4,350,000	4,357,526
Rockland Tobacco Asset Securitization Corp. Settle Revenue, Asset-Backed, First, Sub Series A, zero
cpn., 8/15/45.		61,000,000	9,107,910
			350,207,610

92 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina 0.6%
Albemarle Hospital Authority Health Care Facilities Revenue, Pre-Refunded, 5.25%, 10/01/27	$4,500,000	$4,718,745
Columbus County Industrial Facilities and PCFA Revenue,
Environmental Improvement, International Paper Co. Projects, Series A, 6.25%, 11/01/33	1,300,000	1,504,243
Recovery Zone Facility, International Paper Co. Projects, Series B, 6.25%, 11/01/33	4,000,000	4,628,440
North Carolina Medical Care Commission Health Care Facilities Revenue, Deerfield Episcopal
Retirement Community Inc., Refunding, 5.00%, 11/01/37	4,250,000	5,159,117
North Carolina State Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project,
5.00%, 12/31/37	3,100,000	3,582,267
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	15,000,000	17,426,850
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/25	2,595,000	3,053,978
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/30	2,790,000	3,148,850
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/35	3,500,000	3,889,620
North Carolina State Medical Care Commission Retirement Facilities Revenue,
Galloway Ridge, first mortgage, Refunding, Series A, 5.25%, 1/01/41	2,720,000	2,849,309
United Church Homes and Services, first mortgage, Refunding, Series A, 5.00%, 9/01/37	2,100,000	2,294,859
		52,256,278
Ohio 2.5%
Allen County Hospital Facilities Revenue, Mercy Health, Refunding and Improvement, Series A, 5.00%,
11/01/43.	10,000,000	11,672,700
American Municipal Power Inc. Revenue,
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38	1,315,000	1,381,934
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/42	2,500,000	2,934,950
Prairie State Energy Campus Project, Series A, Pre-Refunded, 5.00%, 2/15/38	20,970,000	22,264,268
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, 6.00%, 6/01/45	12,500,000	13,713,375
Butler County Hospital Facilities Revenue, UC Health, 5.50%, 11/01/40.	10,000,000	11,665,900
Fairfield County Hospital Revenue, Improvement, Medical Centre Project, Refunding, 5.00%, 6/15/43	10,000,000	11,088,100
Franklin County Hospital Facilities Revenue, OhioHealth Corp., 5.00%, 5/15/45	10,000,000	11,933,200
Hamilton County Healthcare Revenue,
Life Enriching Communities Project, Series A, 6.50%, 1/01/41	4,970,000	5,682,549
Life Enriching Communities Project, Series A, 6.625%, 1/01/46.	2,500,000	2,860,100
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., Refunding, 5.00%, 8/15/45	6,000,000	6,914,580
Little Miami Local School District GO, School Improvement, Refunding, 6.875%, 12/01/34	5,765,000	7,049,154
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye
Power Inc. Project, 6.00%, 12/01/40	15,000,000	17,821,200
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital
Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35	35,000,000	34,998,950
Ohio State Water Development Authority PCR, FirstEnergy Nuclear Generation Project, Refunding,
Mandatory Put, Refunding, Series B, 4.00%, 12/01/33	21,500,000	20,964,865
Scioto County Hospital Facilities Revenue, Southern Ohio Medical Center, Pre-Refunded, 5.75%,
2/15/38	17,000,000	18,244,570
Southeastern Port Authority Hospital Facilities Revenue,
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/35	1,000,000	1,074,610
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/43	1,000,000	1,050,890
Memorial Health System Obligated Group Project, Refunding, 5.50%, 12/01/43	1,300,000	1,452,035
Memorial Health System Obligated Group Project, Refunding and Improvement, 6.00%, 12/01/42 .	14,000,000	16,063,040
		220,830,970
Oklahoma 0.1%
Oklahoma Development Finance Authority Continuing Care Retirement Revenue, Inverness Village
Community, Refunding, 5.75%, 1/01/37	5,000,000	5,283,800

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Semiannual Report 93

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon 0.3%
Multnomah County Hospital Facilities Authority Revenue,
Mirabella South Waterfront Project, Refunding, Series A, 5.40%, 10/01/44	$3,000,000	$3,440,760
Mirabella South Waterfront Project, Refunding, Series A, 5.50%, 10/01/49	5,500,000	6,325,715
Oregon Health and Science University Revenue, Series A, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,694,600
Salem Hospital Facility Authority Revenue,
Capital Manor Inc., Refunding, 5.00%, 5/15/22	1,000,000	1,103,340
Capital Manor Inc., Refunding, 5.75%, 5/15/27	1,000,000	1,140,610
Capital Manor Inc., Refunding, 5.625%, 5/15/32	1,000,000	1,121,900
Capital Manor Inc., Refunding, 6.00%, 5/15/42	3,100,000	3,513,726
Capital Manor Inc., Refunding, 6.00%, 5/15/47	2,000,000	2,261,400
Yamhill County Hospital Authority,
Friendsview Retirement Community, Refunding, Series A, 5.00%, 11/15/46	1,000,000	1,107,410
Friendsview Retirement Community, Refunding, Series A, 5.00%, 11/15/51	730,000	805,672
		26,515,133
Pennsylvania 1.9%
Allegheny County Higher Education Building Authority University Revenue,
Carlow University Project, Refunding, 6.75%, 11/01/31	1,215,000	1,423,373
Carlow University Project, Refunding, 7.00%, 11/01/40	2,000,000	2,357,240
Beaver County IDAR, Pollution Control, FirstEnergy Nuclear Generation Corp. Project, Mandatory Put
7/01/21, Refunding, Series A, 4.00%, 1/01/35	10,000,000	9,267,800
Chester County IDA Revenue,
Renaissance Academy Charter School Project, 5.00%, 10/01/34	1,500,000	1,664,745
Renaissance Academy Charter School Project, 5.00%, 10/01/39	1,725,000	1,895,309
Renaissance Academy Charter School Project, 5.00%, 10/01/44	1,160,000	1,263,495
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/33	4,500,000	5,281,380
Series B, 5.00%, 6/01/42	12,000,000	13,759,200
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A, 6.20%, 7/01/19	6,585,000	6,594,153
Lancaster County Hospital Authority Revenue,
Brethren Village Project, Series A, 6.375%, 7/01/30	1,000,000	1,027,150
Brethren Village Project, Series A, 6.50%, 7/01/40.	3,000,000	3,077,550
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project, Series
A, Pre-Refunded, 5.50%, 8/15/40	15,000,000	16,376,850
Pennsylvania State Economic Development Financing Authority Exempt Facilities Revenue, PPL
Energy Supply LLC Project, 5.00%, 12/01/38	33,850,000	35,148,825
Pennsylvania State Turnpike Commission Turnpike Revenue,
Capital Appreciation, Subordinate, Series C, AGMC Insured, 6.25%, 6/01/33	5,000,000	6,713,800
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub
Series B-2, zero cpn. to 11/30/28, 5.75% thereafter, 12/01/37	20,000,000	15,272,000
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub
Series B-2, zero cpn. to 12/01/28, 5.875% thereafter, 12/01/40	25,075,000	19,104,893
sub. bond, Series B, Pre-Refunded, 5.75%, 6/01/39	20,000,000	22,703,000
		162,930,763
Rhode Island 0.5%
Rhode Island State Health and Educational Building Corp. Revenue,
Hospital Financing, Care New England Issue, Refunding, Series A, 6.00%, 9/01/33.	7,320,000	8,435,641
Hospital Financing, Lifespan Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	405,000	405,361
Hospital Financing, Lifespan Obligated Group Issue, Series A, Pre-Refunded, 7.00%, 5/15/39	8,200,000	9,577,436

94 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Rhode Island (continued)
Tobacco Settlement FICO Revenue,
Asset-Backed, Capital Appreciation, Series B, zero cpn., 6/01/52	$90,000,000	$5,006,700
Asset-Backed, Refunding, Series A, 5.00%, 6/01/40	16,955,000	18,760,029
		42,185,167
South Carolina 1.0%
SCAGO Educational Facilities Corp. for Calhoun School District Revenue, School District of Calhoun
County Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/26	7,540,000	7,620,075
SCAGO Educational Facilities Corp. for Williamsburg School District Revenue, School District of
Williamsburg County Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/31	2,000,000	2,021,240
South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation LLC Project, Series
A, Pre-Refunded, 6.50%, 4/01/42	10,000,000	11,982,200
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%, 12/01/43	52,890,000	62,409,671
		84,033,186
Tennessee 1.1%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/27	19,365,000	13,135,279
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/28	19,400,000	12,563,440
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/29	19,365,000	11,906,958
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/30	19,370,000	11,358,374
Knox County Health Educational and Housing Facility Board Hospital Revenue,
Covenant Health, Capital Appreciation, Refunding and Improvement, Series A, zero cpn., 1/01/37 .	12,760,000	4,662,121
Covenant Health, Capital Appreciation, Refunding and Improvement, Series A, zero cpn., 1/01/39 .	13,755,000	4,530,347
Knox County Health Educational and Housing Facility Board Revenue, University Health System Inc.,
Refunding, 5.25%, 4/01/36	23,475,000	24,011,404
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/23	5,000,000	5,741,650
Refunding, Series B, 5.75%, 7/01/24	3,500,000	4,017,755
		91,927,328
Texas 9.0%
Arlington Higher Education Corp. Education Revenue,
Uplift Education, Refunding, Series A, 5.00%, 12/01/46	1,100,000	1,277,870
Uplift Education, Refunding, Series A, 5.00%, 12/01/51	1,500,000	1,735,440
Austin Convention Enterprises Inc. Convention Center Hotel Revenue, second tier, Refunding, Series B,
5.75%, 1/01/34	15,750,000	15,954,907
Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue, Obligated
Group, St. Joseph Regional Health Center, Pre-Refunded, 5.50%, 1/01/38	5,250,000	5,706,750
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic Diocese of
Austin, Series B, 6.125%, 4/01/45	10,000,000	11,507,300
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/35.	3,000,000	1,635,240
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/37.	2,500,000	1,247,625
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/38.	2,405,000	1,152,596
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/39.	2,545,000	1,175,739
senior lien, Pre-Refunded, 5.75%, 1/01/25	2,350,000	2,727,739
senior lien, Pre-Refunded, 5.75%, 1/01/31	2,500,000	3,008,975
senior lien, Pre-Refunded, 6.00%, 1/01/41	7,925,000	9,622,139

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Semiannual Report 95

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Central Texas Regional Mobility Authority Revenue, (continued)
senior lien, Pre-Refunded, 6.25%, 1/01/46	$24,340,000	$29,809,441
senior lien, Series A, 5.00%, 1/01/45	5,000,000	5,905,600
Clifton Higher Education Finance Corp. Revenue, Uplift Education, Series A, 5.00%, 12/01/45.	3,855,000	4,402,102
Corpus Christi Utility System Revenue, Improvement, junior lien, Series A, 5.00%, 7/15/45	5,000,000	6,009,600
Dallas/Fort Worth International Airport Revenue,
Joint Improvement, Series A, 5.00%, 11/01/42	12,000,000	13,762,920
Joint Improvement, Series A, 5.00%, 11/01/45	50,000,000	57,236,500
Joint Improvement, Series B, 5.00%, 11/01/44.	11,385,000	13,403,333
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project, Series A,
7.25%, 8/15/38	15,000,000	19,614,900
Fort Bend Grand Parkway Toll Road Authority Ltd. Contract Tax and Toll Road Revenue, sub. lien,
4.00%, 3/01/46	8,000,000	8,579,280
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	8,983,200
First Tier Toll, Series A, 5.125%, 10/01/43	2,850,000	3,311,928
Harris County Cultural Education Facilities Finance Corp. Revenue,
first mortgage, Brazos Presbyterian Homes Inc. Project, Series B, 7.00%, 1/01/43	3,000,000	3,705,390
first mortgage, Brazos Presbyterian Homes Inc. Project, Series B, 7.00%, 1/01/48	5,250,000	6,474,195
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare
System, Series B, Pre-Refunded, 7.25%, 12/01/35	13,500,000	15,441,975
Houston Airport System Revenue, United Airlines Inc. Terminal E Project, Refunding, 4.75%, 7/01/24	10,000,000	11,487,800
Kerrville Health Facilities Development Corp. Hospital Revenue,
Peterson Regional Medical Center Project, Refunding, 5.00%, 8/15/30	2,300,000	2,642,815
Peterson Regional Medical Center Project, Refunding, 5.00%, 8/15/35	2,000,000	2,251,480
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, 5.00%, 5/15/40	4,250,000	5,056,990
LCRA Transmission Services Corp. Project, Refunding, 5.00%, 5/15/45	6,350,000	7,523,099
Lufkin Health Facilities Development Corp. Revenue, Memorial Health System of East Texas,
Pre-Refunded, 6.25%, 2/15/37	5,000,000	5,661,500
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding,
Series A, 6.30%, 11/01/29	10,000,000	11,190,900
Mesquite Health Facilities Development Corp. Retirement Facility Revenue,
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/35	2,100,000	2,439,318
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/36	1,000,000	1,130,350
Christian Care Centers Inc. Project, Refunding, 5.125%, 2/15/42.	1,750,000	1,985,113
Mission Economic Development Corp. Revenue, Natgasoline Project, senior lien, Series B, 5.75%,
10/01/31.	7,000,000	7,480,690
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside Ministries
Project, 6.50%, 1/01/43	4,350,000	5,192,638
New Hope Cultural Education Facilities Finance Corp. Retirement Facilities Revenue,
[g] MRC Crestview, Refunding, 5.00%, 11/15/36	550,000	627,116
[g] MRC Crestview, Refunding, 5.00%, 11/15/46	2,000,000	2,264,940
Wesleyan Homes Inc. Project, Refunding, 5.50%, 1/01/43	3,200,000	3,445,120
[g] Westminster Manor Project, Refunding, 4.00%, 11/01/36	1,475,000	1,581,849
[g] New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue, Westminster Manor
Project, Refunding, 5.00%, 11/01/40	1,100,000	1,286,637
New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue,
Cardinal Bay Inc., Village on the Park Carriage Inn, fourth tier, Series D, 6.00%, 7/01/26	175,000	177,616
Cardinal Bay Inc., Village on the Park Carriage Inn, fourth tier, Series D, 7.00%, 7/01/51	4,050,000	4,194,180

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF - Collegiate Housing Stephenville III LLC, Tarleton State University Project, Series A, 5.00%,
4/01/47	$6,420,000	$7,259,415
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45	3,000,000	3,594,240
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47	30,000,000	34,020,900
North Texas Tollway Authority Revenue,
first tier, Series A, 6.25%, 1/01/39	2,350,000	2,617,172
first tier, Series A, Pre-Refunded, 6.25%, 1/01/39.	10,150,000	11,416,111
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	33,650,250
Special Projects System, Capital Appreciation, Series B, zero cpn., 9/01/37	7,500,000	3,293,625
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/21, 6.75% thereafter,
9/01/45	25,000,000	30,424,500
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/23, 7.00% thereafter,
9/01/43	10,000,000	11,163,900
System, first tier, Refunding, Series A, 5.625%, 1/01/33	150,000	158,987
System, first tier, Refunding, Series A, 5.75%, 1/01/48	4,015,000	4,251,162
System, first tier, Refunding, Series B, 5.00%, 1/01/38	10,000,000	11,364,000
System, first tier, Refunding, Series B, 5.75%, 1/01/40	1,420,000	1,510,298
System, first tier, Series A, Pre-Refunded, 5.625%, 1/01/33	850,000	905,105
System, first tier, Series A, Pre-Refunded, 5.75%, 1/01/48	25,985,000	27,712,223
System, first tier, Series B, Pre-Refunded, 5.75%, 1/01/40	10,260,000	10,941,982
System, first tier, Series K, Sub Series K-2, Pre-Refunded, 6.00%, 1/01/38	15,000,000	16,785,000
System, second tier, Refunding, Series A, 5.00%, 1/01/35	10,500,000	12,495,105
System, second tier, Series F, Pre-Refunded, 5.75%, 1/01/38	20,000,000	21,329,400
Red River Health Facilities Development Corp. First Mortgage Revenue,
[b] Eden Home Project, 7.25%, 12/15/42.	11,000,000	8,811,110
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32	1,500,000	1,676,010
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41	2,000,000	2,178,680
San Antonio Public Facilities Corp. Lease Revenue, Refunding and Improvement, Convention Center
Refinancing and Expansion Project, 4.00%, 9/15/42	39,000,000	41,958,930
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Texas Health Resources System, Refunding, 5.00%, 11/15/40	15,225,000	17,223,281
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/44	5,125,000	5,914,199
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/49	5,625,000	6,469,369
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue,
5.00%, 12/15/30	25,000,000	29,017,500
5.00%, 12/15/31	24,500,000	28,359,485
5.00%, 12/15/32	10,000,000	11,543,700
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series A, 5.00%, 8/15/41	5,000,000	5,818,050
second tier, Refunding, Series C, 5.00%, 8/15/37.	11,055,000	13,016,931
second tier, Refunding, Series C, 5.00%, 8/15/42.	15,965,000	18,685,596
Tyler Health Facilities Development Corp. Hospital Revenue,
East Texas Medical Center Regional Healthcare System Project, Refunding and Improvement,
Series A, 5.375%, 11/01/37	8,000,000	8,198,720
Mother Frances Hospital Regional Health Care Center Project, Series B, 5.00%, 7/01/37	2,500,000	2,536,200
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman Project,
6.00%, 11/01/41	9,350,000	10,601,684
		787,915,655

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia 0.8%
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B, 5.00%,
11/01/43.	$17,575,000	$20,315,294
Tobacco Settlement FICO Revenue, Capital Appreciation, Second Subordinate, Refunding, Series D,
zero cpn., 6/01/47	50,000,000	1,478,500
Virginia Small Business Financing Authority Revenue,
Elizabeth River Crossings OPCO LLC Project, senior lien, 6.00%, 1/01/37	8,000,000	9,690,640
Elizabeth River Crossings OPCO LLC Project, senior lien, 5.50%, 1/01/42	35,790,000	41,908,300
		73,392,734
Washington 2.0%
FYI Properties Lease Revenue,
Washington State District Project, 5.50%, 6/01/34	11,935,000	13,363,619
Washington State District Project, 5.50%, 6/01/39	16,250,000	18,124,925
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding, Series A,
5.50%, 9/01/42	3,150,000	3,363,035
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31	10,615,000	13,775,298
Skagit County Public Hospital District No. 1 Revenue,
Skagit Valley Hospital, 5.75%, 12/01/32	2,000,000	2,096,080
Skagit Valley Hospital, 5.75%, 12/01/35	5,355,000	5,922,951
[b] Washington State Economic Development Finance Authority Environmental Facilities Revenue,
Coalview Centralia LLC Project, 9.50%, 8/01/25	13,325,000	14,176,068
Washington State Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., Pre-Refunded, 7.00%, 7/01/39	8,500,000	9,963,615
Fred Hutchinson Cancer Research Center, Series A, Pre-Refunded, 6.00%, 1/01/33	7,500,000	8,594,100
Kadlec Medical Center, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/30	4,000,000	4,042,480
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42.	19,725,000	22,611,162
Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%, 10/01/36	305,000	305,967
Seattle Children’s Hospital, Refunding, Series B, 5.00%, 10/01/38	10,000,000	12,063,100
Virginia Mason Medical Center, Series B, ACA Insured, 6.00%, 8/15/37	30,000,000	31,202,400
Washington State Higher Education Facilities Authority Revenue, Whitworth University Project,
Refunding, 5.625%, 10/01/40	5,235,000	5,821,948
[g] Washington State Housing Finance Commission Revenue,
Presbyterian Retirement Communities Northwest Project, Refunding, Series A, 5.00%, 1/01/46	3,250,000	3,687,613
Presbyterian Retirement Communities Northwest Project, Refunding, Series A, 5.00%, 1/01/51	3,650,000	4,113,221
		173,227,582
West Virginia 0.5%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy Supply Co.
LLC Harrison Station Project, Refunding, Series D, 5.50%, 10/15/37	14,745,000	15,097,848
Kanawha County Commission Student Housing Revenue, The West Virginia State University
Foundation Project, 6.75%, 7/01/45	6,650,000	7,498,939
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	24,250,000	24,393,802
		46,990,589
Wisconsin 0.7%
Wisconsin PFA Exempt Facilities Revenue,
Celanese Project, Refunding, Series B, 5.00%, 12/01/25	5,000,000	5,925,350
Celanese Project, Refunding, Series C, 4.30%, 11/01/30	7,000,000	7,610,610
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33	15,000,000	16,975,200
Wisconsin State Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Refunding, Series A, 5.25%, 8/15/34	5,000,000	5,394,300
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/37	650,000	724,958
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/45	1,500,000	1,664,220

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin State Health and Educational Facilities Authority Revenue, (continued)
Thedacare Inc., Refunding, 5.00%, 12/15/44	$6,605,000	$7,761,998
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,674,500
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative, Series A,
NATL Insured, 5.50%, 12/01/40	6,755,000	7,841,677
		59,572,813
Wyoming 0.3%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork Station
Facilities, Series A, 5.75%, 7/15/39	5,500,000	6,181,175
West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40	5,500,000	6,435,110
Wyoming CDA Student Housing Revenue,
CHF-Wyoming LLC, University of Wyoming Project, 6.25%, 7/01/31	600,000	688,026
CHF-Wyoming LLC, University of Wyoming Project, 6.50%, 7/01/43	1,600,000	1,824,784
Wyoming Municipal Power Agency Power Supply System Revenue,
Series A, 5.50%, 1/01/28	1,350,000	1,428,125
Series A, 5.50%, 1/01/33	2,360,000	2,493,694
Series A, 5.50%, 1/01/38	2,810,000	2,963,454
Series A, 5.375%, 1/01/42	2,750,000	2,890,140
		24,904,508
U.S. Territories 6.9%
Guam 1.9%
Government of Guam GO,
Series A, 6.00%, 11/15/19	6,580,000	6,989,408
Series A, Pre-Refunded, 5.125%, 11/15/27	7,270,000	7,659,090
Series A, Pre-Refunded, 6.75%, 11/15/29.	10,000,000	11,871,200
Series A, Pre-Refunded, 5.25%, 11/15/37.	37,000,000	39,035,000
Series A, Pre-Refunded, 7.00%, 11/15/39.	15,000,000	17,924,700
Guam Education Financing Foundation COP, Guam Public School Facilities Project, Series A, 5.00%,
10/01/23.	2,500,000	2,507,975
Guam Government Business Privilege Tax Revenue,
Refunding, Series D, 5.00%, 11/15/39	15,000,000	17,354,550
Series A, 5.125%, 1/01/42	5,000,000	5,520,600
Guam Government Department of Education COP,
John F. Kennedy High School Project, Series A, 6.625%, 12/01/30	5,065,000	5,631,267
John F. Kennedy High School Project, Series A, 6.875%, 12/01/40	4,000,000	4,461,120
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40	10,380,000	12,554,403
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,850,000	4,442,207
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	8,430,000	9,760,338
Guam Government Waterworks Authority Water and Wastewater System Revenue, 5.625%, 7/01/40	4,000,000	4,440,720
Guam International Airport Authority Revenue,
General, Refunding, Series B, AGMC Insured, 5.50%, 10/01/33	2,000,000	2,427,980
General, Refunding, Series B, AGMC Insured, 5.75%, 10/01/43	3,000,000	3,702,270
Guam Power Authority Revenue, Refunding, Series A, 5.50%, 10/01/40	10,000,000	11,194,400
		167,477,228
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%,
3/15/28	5,645,000	5,939,782

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Semiannual Report 99

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Puerto Rico 4.2%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	$11,500,000	$11,588,665
Asset-Backed, Refunding, 5.625%, 5/15/43	4,000,000	4,000,720
[e] Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.75%, 7/01/41	15,000,000	9,393,750
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	26,990,000	17,476,025
Series A, 7.25%, 7/01/30	25,000,000	16,375,000
Series A, 6.75%, 7/01/36	29,750,000	19,486,250
Series A, 7.00%, 7/01/43	5,000,000	3,275,000
[b] Series A-4, zero cpn., 7/01/19	5,500,000	5,590,255
[b] Series B, zero cpn., 7/01/19	5,500,000	5,590,255
[b] Series E-1, zero cpn., 1/01/21	6,000,000	6,098,460
[b] Series E-2, zero cpn., 7/01/21	6,000,000	6,098,460
[b] Series E-3, zero cpn., 1/01/22	1,989,500	2,022,148
[b] Series E-4, zero cpn., 7/01/22	1,989,499	2,022,147
Series WW, 5.50%, 7/01/38.	16,355,000	10,671,637
Series XX, 5.75%, 7/01/36	23,620,000	15,441,575
Series XX, 5.25%, 7/01/40	71,780,000	46,657,000
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
Refunding, 5.125%, 12/01/27	3,000,000	3,210,060
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue,
Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21	880,000	864,195
Ana G. Mendez University System Project, Refunding, 5.00%, 4/01/27.	3,500,000	3,255,945
Ana G. Mendez University System Project, Refunding, 5.125%, 4/01/32.	2,000,000	1,842,920
Ana G. Mendez University System Project, Refunding, 5.375%, 4/01/42.	2,505,000	2,241,975
Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	17,835,000	17,348,461
Hospital Auxilio Mutuo Obligated Group, Refunding, Series A, 6.00%, 7/01/33	7,050,000	7,465,880
Inter American University of Puerto Rico Project, NATL Insured, 4.50%, 10/01/29	3,750,000	3,750,750
[e] Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	8,000,000	4,760,000
[e] Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B, 5.50%,
8/01/31	92,125,000	11,285,312
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/33	12,150,000	1,665,644
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/34	4,000,000	512,360
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/36	17,800,000	1,986,480
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33	43,500,000	14,900,055
Capital Appreciation, First Subordinate, Series A, 6.75%, 8/01/32	60,970,000	33,228,650
Capital Appreciation, Sub Series A, zero cpn., 8/01/34	59,465,000	7,131,043
first subordinate, Series A, 5.50%, 8/01/42	51,560,000	26,940,100
first subordinate, Series A, 6.00%, 8/01/42	32,365,000	17,234,362
first subordinate, Series A, 6.50%, 8/01/44	26,100,000	13,963,500
first subordinate, Series C, 5.50%, 8/01/40	25,000,000	13,062,500
		368,437,539
U.S. Virgin Islands 0.7%
Virgin Islands PFAR,
Matching Fund Loan Note, senior lien, Series A, 5.00%, 10/01/29	6,300,000	6,320,475
Matching Fund Loan Note, Series A, 5.00%, 10/01/32	9,545,000	9,535,169
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/24	555,000	561,110
senior lien, Refunding, Series B, 5.00%, 10/01/25	1,500,000	1,512,240
Virgin Islands Matching Fund Loan Note, Cruzan Project, Series A, 6.00%, 10/01/39.	5,000,000	5,119,250

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Virgin Islands (continued)
Virgin Islands PFAR, (continued)
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%, 10/01/29	$18,380,000	$19,246,066
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%, 10/01/37	5,000,000	5,245,900
Virgin Islands Matching Fund Loan Note, senior lien, Refunding, Series B, 5.00%, 10/01/24	3,000,000	3,068,100
Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding, Series B, 5.25%,
10/01/29	5,750,000	5,751,322
		56,359,632
Total U.S. Territories		598,214,181
Total Municipal Bonds (Cost $7,479,625,170)		8,427,667,998

Total Investments before Short Term Investments (Cost $7,485,026,904)		8,433,074,295

Short Term Investments 2.5%
Municipal Bonds 2.5%
California 0.1%
[h] California State GO, Series A-3, Daily VRDN and Put, 0.50%, 5/01/33	10,000,000	10,000,000
Florida 0.1%
[h] Saint Lucie County PCR, Florida Power and Light Company Project, Refunding, Daily VRDN and Put,
0.63%, 9/01/28	5,200,000	5,200,000
Georgia 0.8%
[h] Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Daily VRDN and
Put, 0.64%, 9/01/29	4,700,000	4,700,000
[f] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 6.50%, 3/31/17	3,625,000	3,624,638
[h] Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, First Series, Daily VRDN and Put, 0.64%, 5/01/22	2,555,000	2,555,000
Georgia Power Co. Plant Vogtle Project, Refunding, First Series, Daily VRDN and Put, 0.64%,
7/01/49	10,900,000	10,900,000
Georgia Power Co. Plant Vogtle Project, Second Series, Daily VRDN and Put, 0.64%, 10/01/32	5,400,000	5,400,000
[h] Heard County Development Authority PCR, Georgia Power Co. Plant Wansley Project, First Series,
Daily VRDN and Put, 0.62%, 9/01/29	29,000,000	29,000,000
[h] Monroe County Development Authority PCR,
Georgia Power Co. Plant Sherer Project, First Series, Daily VRDN and Put, 0.64%, 4/01/32	2,950,000	2,950,000
Georgia Power Co. Plant Sherer Project, First Series, Daily VRDN and Put, 0.64%, 11/01/48	15,500,000	15,500,000
		74,629,638
Louisiana 0.4%
[h] East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 0.58%, 11/01/19	27,700,000	27,700,000
[h] Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project, First Stage,
ACES, Refunding, Series A, Daily VRDN and Put, 0.58%, 9/01/17	4,500,000	4,500,000
		32,200,000
New York 0.8%
[h] New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2014, Refunding, Series AA-4, Daily VRDN and Put, 0.58%,
6/15/49	23,500,000	23,500,000
Second General Resolution, Fiscal 2014, Refunding, Series AA, Sub Series AA-1, Daily VRDN
and Put, 0.59%, 6/15/50	8,600,000	8,600,000
[h] New York City Transitional Finance Authority Revenue, Future Tax Secured, Fiscal 2013, Subordinate,
Series C, Sub Series C-4, Daily VRDN and Put, 0.59%, 11/01/36	38,850,000	38,850,000
		70,950,000

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Semiannual Report 101

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Ohio 0.2%
[h] Montgomery County Revenue, Miami Valley Hospital, Series C, Daily VRDN and Put, 0.60%, 11/15/39 .	$15,200,000	$15,200,000
Texas 0.1%
[h] Gulf Coast Industrial Development Authority Revenue, Exxon Mobil Project, Daily VRDN and Put,
0.57%, 11/01/41	6,300,000	6,300,000
Total Short Term Investments (Cost $214,480,000)		214,479,638
Total Investments (Cost $7,699,506,904) 99.3%.		8,647,553,933
Other Assets, less Liabilities 0.7%		62,312,671
Net Assets 100.0%		$8,709,866,604

See Abbreviations on page 150.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2016, the aggregate value of these securities was $62,867,831 representing 0.7% of net assets.
cIncome may be received in additional securities and/or cash.
dThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
eSee Note 6 regarding defaulted securities.
fAt August 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
gSecurity purchased on a when-issued basis. See Note 1(b).
hVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Insured Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.48	$12.58	$12.02	$12.63	$12.37	$11.39
Income from investment operations[b]:
Net investment income[c]	0.24	0.48	0.49	0.47	0.45	0.50
Net realized and unrealized gains (losses)	(0.02)	(0.10)	0.56	(0.62)	0.24	1.00
Total from investment operations	0.22	0.38	1.05	(0.15)	0.69	1.50
Less distributions from net investment income .	(0.24)	(0.48)	(0.49)	(0.46)	(0.43)	(0.52)
Net asset value, end of period	$12.46	$12.48	$12.58	$12.02	$12.63	$12.37

Total return[d]	1.76%	3.11%	8.91%	(1.10)%	5.69%	13.40%

Ratios to average net assets[e]
Expenses.	0.60%	0.60%	0.61%	0.60%	0.62%	0.62%
Net investment income	3.75%	3.87%	3.98%	3.94%	3.57%	4.25%

Supplemental data
Net assets, end of period (000’s)	$1,615,059	$1,665,114	$1,808,968	$1,880,628	$2,552,174	$2,312,711
Portfolio turnover rate	3.40%	1.90%	—%	1.61%	11.01%	7.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 103

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Insured Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.66	$12.76	$12.18	$12.79	$12.52	$11.53
Income from investment operations[b]:
Net investment income[c]	0.20	0.42	0.43	0.41	0.38	0.44
Net realized and unrealized gains (losses)	(0.02)	(0.11)	0.57	(0.63)	0.25	1.00
Total from investment operations	0.18	0.31	1.00	(0.22)	0.63	1.44
Less distributions from net investment income .	(0.20)	(0.41)	(0.42)	(0.39)	(0.36)	(0.45)
Net asset value, end of period	$12.64	$12.66	$12.76	$12.18	$12.79	$12.52

Total return[d]	1.45%	2.50%	8.36%	(1.63)%	5.12%	12.72%

Ratios to average net assets[e]
Expenses.	1.16%	1.16%	1.17%	1.16%	1.17%	1.17%
Net investment income	3.19%	3.31%	3.42%	3.38%	3.02%	3.70%

Supplemental data
Net assets, end of period (000’s)	$263,009	$275,327	$308,280	$333,816	$547,371	$455,584
Portfolio turnover rate	3.40%	1.90%	—%	1.61%	11.01%	7.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

104 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Insured Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.48	$12.58	$12.01	$12.62	$12.36	$11.39
Income from investment operations[b]:
Net investment income[c]	0.24	0.49	0.50	0.48	0.46	0.51
Net realized and unrealized gains (losses)	(0.02)	(0.10)	0.57	(0.62)	0.25	0.99
Total from investment operations	0.22	0.39	1.07	(0.14)	0.71	1.50
Less distributions from net investment income .	(0.24)	(0.49)	(0.50)	(0.47)	(0.45)	(0.53)
Net asset value, end of period	$12.46	$12.48	$12.58	$12.01	$12.62	$12.36

Total return[d]	1.80%	3.21%	9.10%	(1.01)%	5.80%	13.42%

Ratios to average net assets[e]
Expenses.	0.51%	0.51%	0.52%	0.51%	0.52%	0.52%
Net investment income	3.84%	3.96%	4.07%	4.03%	3.67%	4.35%

Supplemental data
Net assets, end of period (000’s)	$60,583	$58,106	$53,447	$46,589	$72,179	$62,000
Portfolio turnover rate	3.40%	1.90%	—%	1.61%	11.01%	7.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 105

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Insured Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.3%
Alabama 3.8%
Birmingham Airport Authority Airport Revenue, AGMC Insured, 5.50%, 7/01/40	$20,000,000	$23,057,400
Birmingham Water Works Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,000,000	5,454,550
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,926,883
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,604,350
Leeds Public Educational Building Authority Educational Facilities Revenue,
Assured Guaranty, 5.125%, 4/01/38	7,805,000	8,218,431
Assured Guaranty, Pre-Refunded, 5.125%, 4/01/38	3,060,000	3,273,466
Phenix City Water and Sewer Revenue,
wts., Refunding, Series A, BAM Insured, 5.00%, 8/15/27	2,900,000	3,563,839
wts., Series A, AGMC Insured, 5.00%, 8/15/40	8,090,000	9,002,147
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%, 7/01/38 .	5,000,000	5,515,050
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
9/01/41	5,000,000	5,014,050
		74,630,166
Alaska 0.6%
Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, NATL Insured, 6.25%,
7/01/21	5,000	5,020
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured
Guaranty, Pre-Refunded, 6.00%, 9/01/32	10,000,000	11,541,000
		11,546,020
Arizona 2.9%
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,531,560
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/28	10,000,000	11,207,200
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,000,000	5,546,850
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/27	8,000,000	8,993,280
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A, NATL Insured,
ETM, 7.00%, 12/01/16	15,000	15,232
Pima County Sewer System Revenue, Obligations, AGMC Insured, Pre-Refunded, 5.00%, 7/01/25.	7,000,000	8,092,210
Tucson Water System Revenue, Series B, AGMC Insured, Pre-Refunded, 5.00%, 7/01/32	12,000,000	12,433,920
		55,820,252
Arkansas 0.4%
Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA Insured,
Pre-Refunded, 5.00%, 10/01/35.	5,230,000	5,464,565
Board of Trustees of the University of Arkansas Revenue, Various Facility, Fayetteville Campus, AMBAC
Insured, Pre-Refunded, 5.00%, 11/01/36	3,205,000	3,227,115
		8,691,680
California 10.0%
California State GO,
Refunding, NATL Insured, 5.00%, 10/01/32	20,000	20,060
Various Purpose, AGMC Insured, 6.00%, 4/01/38	30,000,000	33,951,000
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, AGMC Insured, 5.00%, 4/01/28	13,030,000	15,434,947
Various Capital Projects, Series A, AGMC Insured, 5.00%, 4/01/29	21,000,000	24,802,050
Various Capital Projects, Series G, Sub Series G-1, Assured Guaranty, 5.25%, 10/01/24	5,000,000	5,647,200
California State University Revenue, Systemwide, Series A, AGMC Insured, Pre-Refunded, 5.00%,
11/01/39	10,000,000	10,720,700

106 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Colton Joint USD, GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured
Guaranty, Pre-Refunded, 5.375%, 8/01/34	$10,000,000	$11,337,900
East Side UHSD Santa Clara County GO, Election of 2008, Series B, Assured Guaranty, Pre-Refunded,
5.25%, 8/01/35	23,800,000	26,898,760
Los Angeles USD, GO, Election of 2004, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/32	32,565,000	33,753,297
Montebello USD, GO, Election of 2004, Series A-1, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/34	5,000,000	5,651,000
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding, Assured
Guaranty, 5.75%, 8/01/29	13,315,000	15,050,344
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Refunding, Series D, Assured
Guaranty, 5.00%, 8/01/22	10,000,000	10,390,900
		193,658,158
Colorado 3.4%
Colorado State Board of Governors University Enterprise System Revenue,
Series A, NATL Insured, 5.00%, 3/01/37	1,350,000	1,374,719
Series A, NATL Insured, Pre-Refunded, 5.00%, 3/01/37	8,650,000	8,837,013
Colorado State Health Facilities Authority Revenue,
Catholic Health Initiatives, Series C-7, AGMC Insured, Pre-Refunded, 5.00%, 9/01/36	20,000,000	21,424,400
Health Facility Authority, Hospital, Refunding, Series B, AGMC Insured, 5.25%, 3/01/36	10,000,000	10,956,500
Denver City and County Airport System Revenue,
Series C, NATL Insured, ETM, 6.125%, 11/15/25	3,590,000	4,746,518
Series C, NATL Insured, Pre-Refunded, 6.125%, 11/15/25	4,410,000	4,427,155
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured, 5.00%,
12/01/35	15,000,000	15,052,050
		66,818,355
Connecticut 0.3%
Connecticut State Health and Educational Facilities Authority Revenue, Child Care Facilities Program,
Series G, Assured Guaranty, Pre-Refunded, 6.00%, 7/01/38	5,000,000	5,480,100
District of Columbia 1.0%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Sub Series 1, AGMC
Insured, Pre-Refunded, 5.45%, 7/15/35	18,205,000	19,775,727
Florida 4.3%
Brevard County Local Option Fuel Tax Revenue,
NATL Insured, 5.00%, 8/01/32	12,440,000	12,871,046
NATL Insured, 5.00%, 8/01/37	13,000,000	13,432,510
Broward County HFAR,
MFH, Heron Pointe Apartments Project, Series A, 5.65%, 11/01/22	400,000	401,396
MFH, Heron Pointe Apartments Project, Series A, 5.70%, 11/01/29	225,000	225,749
Cape Coral Water and Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 10/01/36	2,000,000	2,006,061
Celebration CDD Special Assessment, Series B, NATL Insured, 5.50%, 5/01/19	50,000	50,164
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, AGMC Insured, 5.75%, 9/01/29	1,890,000	1,897,163
Deltona Utility System Revenue, Refunding, AGMC Insured, 5.125%, 10/01/39.	5,000,000	5,913,100
Florida Gulf Coast University FICO Capital Improvement Revenue, Housing Project, Series A, NATL
Insured, 5.00%, 2/01/37	10,000,000	10,148,800
Lee Memorial Health System Hospital Revenue,
Series A, AMBAC Insured, 5.00%, 4/01/32	1,460,000	1,493,317
Series A, AMBAC Insured, 5.00%, 4/01/37	11,000,000	11,229,460
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, AGMC
Insured, 5.50%, 11/15/42	3,800,000	4,413,966
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	3,000,000	3,007,770

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Semiannual Report 107

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, NATL Insured,
Pre-Refunded, 5.00%, 5/01/25	$5,000,000	$5,144,750
Orange County Health Facilities Authority Hospital Revenue,
Orlando Health Obligated Group, Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	3,000,000	3,280,050
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	4,000,000	4,325,920
Pinellas County Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	610,000	611,653
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22.	860,000	982,567
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,140,000	1,242,737
		82,678,179
Georgia 4.9%
Albany Dougherty Payroll Development Authority Revenue, Darton College Project, AGMC Insured,
5.75%, 6/15/41	5,550,000	6,472,466
Atlanta Airport General Revenue, Series A, AGMC Insured, 5.00%, 1/01/40	9,215,000	10,268,090
Atlanta Water and Wastewater Revenue, Refunding, Series B, AGMC Insured, 5.375%, 11/01/39	23,000,000	25,915,940
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing
Foundation Four LLC Project, Assured Guaranty, 5.25%, 7/01/33.	14,825,000	15,927,239
Cherokee County Water and Sewerage Authority Revenue, NATL Insured, 6.90%, 8/01/18	15,000	15,063
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 9/01/37 .	6,450,000	7,060,944
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation III LLC Project, Series A, Assured Guaranty, 5.00%, 6/15/38	6,845,000	7,593,158
USG Real Estate Foundation III LLC Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%,
6/15/38	2,405,000	2,773,037
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare
System Inc. Project, Refunding, AGMC Insured, 5.00%, 8/01/41	7,500,000	8,295,900
Savannah EDA Revenue, SSU Community Development I LLC Project, Series I, Assured Guaranty,
5.75%, 6/15/41	10,000,000	11,633,900
		95,955,737
Illinois 5.8%
Chicago O’Hare International Airport Revenue,
General Airport, third lien, Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	24,915,000	26,251,440
General Airport, third lien, Series C, Assured Guaranty, 5.25%, 1/01/35	26,635,000	29,820,280
Illinois State Finance Authority Revenue,
Edward Hospital Obligated Group, Series A, AMBAC Insured, 5.50%, 2/01/40	4,000,000	4,235,600
Southern Illinois HealthCare Enterprise Inc, AGMC Insured, 5.375%, 3/01/35	8,500,000	9,589,955
Illinois State GO,
AGMC Insured, 5.00%, 3/01/26	4,000,000	4,457,560
AGMC Insured, 5.00%, 3/01/27	11,500,000	12,803,065
Refunding, AGMC Insured, 5.00%, 1/01/23	10,000,000	10,847,800
Regional Transportation Authority GO, Cook, DuPage, Kane, Lake, and Will Counties, Series A, AMBAC
Insured, 7.20%, 11/01/20	205,000	233,319
Saline Valley Conservancy District Waterworks Revenue, Saline, Gallatin, Hamilton, Hardin, Williamson,
Pope, Johnson and White Counties, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41	7,000,000	7,198,800
St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source, Refunding,
AMBAC Insured, 5.125%, 1/01/28	7,135,000	7,325,647
		112,763,466

108 Semiannual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Indiana 0.7%
Indiana Health and Educational Facility Financing Authority Revenue, Sisters of St. Francis Health
Services Inc. Obligated Group, Series E, AGMC Insured, Pre-Refunded, 5.25%, 5/15/41	$3,750,000	$4,032,450
Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A, Assured
Guaranty, 5.50%, 1/01/38	8,650,000	9,500,209
		13,532,659
Kentucky 0.5%
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, NATL
Insured, Pre-Refunded, 5.00%, 9/01/37	10,000,000	10,418,800
Louisiana 3.4%
Lafayette Communications System Revenue, Refunding, AGMC Insured, 5.00%, 11/01/30	5,000,000	6,039,550
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc., Housing and Parking Project, AGMC Insured, 5.00%, 10/01/25	5,500,000	6,315,815
Ragin’ Cajun Facilities Inc., Housing and Parking Project, AGMC Insured, 5.50%, 10/01/41	15,000,000	17,340,600
Louisiana Local Government Environmental Facilities and CDA Revenue,
LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/26	2,750,000	3,058,687
Southeastern Louisiana University, Student Union/University Facilities Inc. Project, Series A, AGMC
Insured, 5.00%, 10/01/40.	8,545,000	9,297,473
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2, Assured Guaranty,
Pre-Refunded, 6.75%, 6/01/26	21,000,000	23,199,960
		65,252,085
Maine 1.1%
Maine State Educational Loan Authority Student Loan Revenue, Supplemental Education Loan Program,
Series A-3, Assured Guaranty, 5.875%, 12/01/39.	10,820,000	12,121,538
Portland Airport Revenue,
General, AGMC Insured, 5.25%, 1/01/35.	3,000,000	3,358,770
General, AGMC Insured, 5.00%, 1/01/40.	6,000,000	6,609,720
		22,090,028
Maryland 0.5%
Maryland State Health and Higher Educational Facilities Authority Revenue,
LifeBridge Health Issue, Assured Guaranty, 5.00%, 7/01/34.	7,715,000	7,979,007
LifeBridge Health Issue, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/34	1,285,000	1,331,466
University of Maryland Medical System Issue, Series B, NATL Insured, 7.00%, 7/01/22	150,000	180,427
		9,490,900
Massachusetts 2.6%
Massachusetts State Development Finance Agency Revenue,
Worcester Polytechnic Institute Issue, NATL Insured, Pre-Refunded, 5.00%, 9/01/47	19,010,000	19,835,034
Worcester Polytechnic Institute Issue, Refunding, NATL Insured, 5.00%, 9/01/47	6,040,000	6,259,494
Massachusetts State Health and Educational Facilities Authority Revenue,
CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25	750,000	866,677
Emmanuel College Issue, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	21,685,000	22,469,130
Harvard Pilgrim Health Care Issue, Series A, AGMC Insured, 5.00%, 7/01/18	1,585,000	1,587,805
		51,018,140

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Semiannual Report 109

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan 6.0%
Detroit Sewage Disposal System Revenue, second lien, Series B, NATL Insured, 5.00%, 7/01/36	$15,000,000	$15,056,100
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 7/01/39	10,000,000	11,491,800
Detroit Water Supply System Revenue,
second lien, Series B, AGMC Insured, 7.00%, 7/01/36	5,000,000	5,787,850
senior lien, Series B, NATL Insured, 5.00%, 7/01/34	10,000	10,032
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding, Series C,
Assured Guaranty, 5.00%, 6/01/26	15,000,000	16,935,300
Michigan State Building Authority Revenue,
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	22,080,000	22,163,904
Refunding, Series IA, NATL Insured, 5.00%, 10/15/36	7,665,000	7,702,942
Series IA, AGMC Insured, Pre-Refunded, 5.00%, 10/15/36	6,815,000	6,848,734
Series IA, NATL Insured, Pre-Refunded, 5.00%, 10/15/36	2,335,000	2,346,558
Michigan State Hospital Finance Authority Revenue,
Trinity Health Credit Group, Refunding, Series A-1, 6.50%, 12/01/33	745,000	837,492
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33	24,255,000	27,312,585
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution Control
Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	250,000	312,715
		116,806,012
Missouri 1.2%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Revenue,
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	6,000,000	6,610,500
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, St. Luke’s Health
System, Series B, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	15,000,000	16,545,750
		23,156,250
Nebraska 0.1%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, NATL Insured,
ETM, 6.70%, 6/01/22	1,675,000	1,977,019
Nevada 1.8%
Clark County GO, Transportation Improvement, Series A, AMBAC Insured, 6.50%, 6/01/17	250,000	260,930
Clark County Passenger Facility Charge Revenue,
Las Vegas, McCarran International Airport, Series A, AGMC Insured, 5.25%, 7/01/39	20,000,000	22,558,000
Las Vegas, McCarran International Airport, Series A, AGMC Insured, 5.25%, 7/01/42	5,000,000	5,631,000
Reno Hospital Revenue,
Washoe Medical Center Project, Refunding, Series C, AGMC Insured, 5.375%, 6/01/39	1,535,000	1,752,095
Washoe Medical Center Project, Series C, AGMC Insured, Pre-Refunded, 5.375%, 6/01/39	3,465,000	4,044,521
		34,246,546
New Hampshire 0.3%
Manchester GARB, Refunding, Series A, AGMC Insured, 5.125%, 1/01/30.	6,000,000	6,518,280
New Jersey 2.4%
New Jersey EDA Revenue,
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	3,450,000	3,484,362
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	21,250,000	21,461,650
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	4,000,000	4,008,960
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation System, Series A, 6.00%, 12/15/38	9,620,000	10,598,065
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	5,380,000	6,022,372
		45,575,409

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York 8.2%
Hudson Yards Infrastructure Corp. Revenue, Hudson Yards, Senior, Series A, AGMC Insured, 5.00%,
2/15/47	$16,475,000	$18,431,406
MTA Revenue, Transportation, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/15/33	20,000,000	21,053,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Refunding, Series AA, 5.00%, 6/15/44	21,550,000	25,055,754
Second General Resolution, Refunding, Series GG, 5.00%, 6/15/43.	25,000,000	29,079,500
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2012, Series S-1, Sub Series
S-1A, 5.25%, 7/15/37	25,000,000	29,530,750
New York City Transitional Finance Authority Revenue, Subordinate, Series F, Sub Series F-3, 5.00%,
2/01/32	27,920,000	34,930,712
		158,081,122
North Carolina 0.5%
Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/40	7,915,000	9,079,138
North Dakota 1.7%
Cass County Health Care Facilities Revenue, Essentia Health Obligated Group, Series D, Assured
Guaranty, 5.00%, 2/15/40	31,970,000	33,743,376
Ohio 3.2%
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	9,500,000	11,040,520
Hamilton County Healthcare Revenue, Christ Hospital Project, AGMC Insured, 5.00%, 6/01/42	22,500,000	26,326,350
Ohio State Higher Educational Facility Commission Revenue, Summa Health System, 2010 Project,
Refunding, AGMC Insured, 5.25%, 11/15/40	15,000,000	16,709,100
Ohio State Hospital Facility Revenue, University Hospital Health System Inc., Refunding, Series A, AGMC
Insured, 5.00%, 1/15/41	7,000,000	7,924,840
		62,000,810
Oklahoma 0.0%†
McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23.	245,000	277,634
Oregon 0.3%
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, AGMC Insured, 5.00%,
8/15/40	4,935,000	5,393,363
Pennsylvania 9.3%
Allegheny County Sanitary Authority Sewer Revenue, BAM Insured, 5.25%, 12/01/44	5,000,000	5,974,200
Bucks County Water and Sewer Authority Water System Revenue,
AGMC Insured, 5.00%, 12/01/33	5,500,000	6,390,505
AGMC Insured, 5.00%, 12/01/37	10,520,000	12,154,808
AGMC Insured, 5.00%, 12/01/41	5,110,000	5,871,083
Delaware River Port Authority Revenue, Series D, AGMC Insured, 5.00%, 1/01/40	15,000,000	16,652,250
Lackawanna County GO, Series B, AGMC Insured, 5.00%, 9/01/35	7,500,000	8,153,625
Montour School District GO,
Series A, AGMC Insured, 5.00%, 4/01/40	3,170,000	3,767,006
Series A, AGMC Insured, 5.00%, 4/01/41	2,000,000	2,374,900
Series A, AGMC Insured, 5.00%, 4/01/42	2,000,000	2,373,120
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19	500,000	549,845
Pennsylvania State GO,
First Series, AGMC Insured, 5.00%, 3/15/27	10,275,000	12,643,799
Refunding, First Series, AGMC Insured, 5.00%, 8/15/26	20,805,000	26,202,441
Pennsylvania State Public School Building Authority Lease Revenue, School District of Philadelphia
Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	6,000,000	6,054,240

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Semiannual Report 111

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series A, Assured Guaranty, 5.00%, 6/01/39	$10,000,000	$10,895,200
Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38	10,000,000	10,961,400
Sub Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/41	10,000,000	10,129,800
Philadelphia Water and Wastewater Revenue, Series C, AGMC Insured, 5.00%, 8/01/40	7,000,000	7,877,100
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	15,000,000	17,459,100
Westmoreland County Municipal Authority Revenue, Municipal Service, Refunding, BAM Insured, 5.00%,
8/15/38	11,000,000	13,171,620
		179,656,042
Rhode Island 2.0%
Rhode Island State Clean Water Finance Agency Revenue, Wastewater Treatment System, City of
Cranston, Triton Ocean State LLC Project, NATL Insured, 5.80%, 9/01/22	7,785,000	7,796,132
Rhode Island State EDC Special Facility Revenue, Rhode Island Airport Corp. Project, first lien, CIFG
Insured, 5.00%, 7/01/31	5,720,000	5,735,730
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue,
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue,
Series B, AGMC Insured, 5.00%, 9/15/30	7,535,000	8,589,825
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue,
Series B, AGMC Insured, 5.00%, 9/15/35	4,500,000	5,101,605
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue,
Series B, AGMC Insured, 5.00%, 9/15/40	10,270,000	11,578,809
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing, Lifespan
Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	100,000	100,089
		38,902,190
South Carolina 2.6%
Piedmont Municipal Power Agency Electric Revenue, Refunding, NATL Insured, 6.25%, 1/01/21	200,000	242,198
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
AGMC Insured, ETM, 7.125%, 7/01/17	280,000	294,980
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase, School
District of Pickens County Project, AGMC Insured, Pre-Refunded, 5.00%, 12/01/31.	17,800,000	17,986,900
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding, Series A, AGMC Insured,
5.00%, 8/01/35	20,000,000	21,269,800
Spartanburg Water System Revenue, Assured Guaranty, 5.00%, 6/01/39.	6,000,000	6,593,040
Woodruff Roebuck Water District Revenue, South Carolina Water System Improvement, Refunding,
AGMC Insured, 5.00%, 6/01/40	3,000,000	3,349,890
		49,736,808
South Dakota 0.0%†
South Dakota Lease Revenue, Series A, AGMC Insured, 6.75%, 12/15/16	280,000	284,682
Tennessee 0.5%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, ETM, 5.25%, 7/01/28 .	8,500,000	8,515,470
Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded,
5.125%, 7/01/25	240,000	240,509
		8,755,979

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas 5.5%
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM, 6.30%,
1/01/17	$1,320,000	$1,344,526
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured, 5.25%, 2/15/37 .	10,250,000	10,435,423
North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%, 12/15/34	20,000,000	22,552,000
Palestine ISD, GO, Anderson County, School Building, Assured Guaranty, Pre-Refunded, 5.50%, 2/15/39 .	12,530,000	13,928,473
Port Neches-Groves ISD, GO, Jefferson County, Unlimited Tax School Building, Assured Guaranty,
Pre-Refunded, 5.00%, 2/15/34	11,375,000	12,085,482
San Antonio Airport System Revenue, Improvement, Passenger Facility Charge, sub. lien, Refunding and
Improvement, AGMC Insured, 5.375%, 7/01/40	5,000,000	5,676,600
San Marcos Electric Utility System Revenue, Hays Caldwell and Guadalupe Counties, BAM Insured,
5.00%, 11/01/33	6,300,000	7,353,171
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist Health
System, NATL Insured, ETM, 6.00%, 9/01/24	2,995,000	3,573,394
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series A, AGMC Insured, 5.00%, 8/15/41	16,000,000	18,357,440
first tier, Refunding, Series A, BAM Insured, 5.00%, 8/15/41	9,665,000	11,089,041
		106,395,550
Virginia 0.5%
Chesterfield County EDA Revenue, Bon Secours Health System Inc., Series C-2, Assured Guaranty,
5.00%, 11/01/42	8,000,000	8,921,200
Washington 1.6%
King County Sewer Revenue,
Refunding, Second Series, AGMC Insured, 5.00%, 1/01/36	3,295,000	3,337,308
Second Series, AGMC Insured, Pre-Refunded, 5.00%, 1/01/36	1,705,000	1,729,330
Washington State Health Care Facilities Authority Revenue,
MultiCare Health System, Series B, Assured Guaranty, Pre-Refunded, 6.00%, 8/15/39	1,500,000	1,725,840
Providence Health and Services, Refunding, Series D, AGMC Insured, 5.25%, 10/01/33.	18,000,000	19,491,120
Virginia Mason Medical Center, Series B, NATL Insured, 5.00%, 2/15/27.	4,590,000	4,749,273
		31,032,871
West Virginia 0.7%
Berkeley County Public Service Sewer District Sewer Revenue, Refunding, Series B, BAM Insured,
5.00%, 6/01/36	1,000,000	1,202,370
Shepherd University Board of Governors Revenue, Residence Facilities Projects, NATL Insured, 5.00%,
6/01/35	7,445,000	7,461,677
West Virginia State Water Development Authority Water Development Revenue, Loan Program II,
Refunding, Series A-II, NATL Insured, 5.00%, 11/01/36	5,000,000	5,012,800
		13,676,847
Wisconsin 1.4%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, NATL Insured,
6.90%, 8/01/21	3,000,000	3,743,610
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/36	20,000,000	22,622,400
		26,366,010
U.S. Territories 1.3%
U.S. Virgin Islands 1.3%
Virgin Islands PFAR, Matching Fund Loan Notes, senior lien, AGMC Insured, 5.00%, 10/01/29	23,000,000	26,012,310
Total Municipal Bonds before Short Term Investments (Cost $1,727,857,439)		1,886,215,900

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Semiannual Report 113

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments 1.8%
Municipal Bonds 1.8%
Georgia 1.8%
[a] Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Second Series, Daily
VRDN and Put, 0.64%, 10/01/32	$19,400,000	$19,400,000
[a] Monroe County Development Authority PCR, Georgia Power Co. Plant Sherer Project, First Series, Daily
VRDN and Put, 0.64%, 11/01/48	16,000,000	16,000,000
Total Short Term Investments (Cost $35,400,000)		35,400,000
Total Investments (Cost $1,763,257,439) 99.1%		1,921,615,900
Other Assets, less Liabilities 0.9%.		17,035,375
Net Assets 100.0%		$1,938,651,275

See Abbreviations on page 150.

†Rounds to less than 0.1% of net assets.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Massachusetts Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.94	$11.93	$11.42	$12.16	$12.02	$11.11
Income from investment operations[b]:
Net investment income[c]	0.19	0.40	0.42	0.42	0.42	0.47
Net realized and unrealized gains (losses)	0.19	0.01	0.51	(0.76)	0.14	0.91
Total from investment operations	0.38	0.41	0.93	(0.34)	0.56	1.38
Less distributions from:
Net investment income.	(0.19)	(0.40)	(0.42)	(0.40)	(0.42)	(0.47)
Net realized gains	—	—	—	—	—	(—)[d]
Total distributions	(0.19)	(0.40)	(0.42)	(0.40)	(0.42)	(0.47)
Net asset value, end of period	$12.13	$11.94	$11.93	$11.42	$12.16	$12.02

Total return[e]	3.24%	3.50%	8.28%	(2.75)%	4.75%	12.65%

Ratios to average net assets[f]
Expenses.	0.66%	0.66%	0.67%	0.66%	0.65%	0.66%
Net investment income	3.17%	3.38%	3.56%	3.64%	3.49%	4.05%

Supplemental data
Net assets, end of period (000’s)	$406,898	$400,201	$439,041	$419,556	$525,946	$461,749
Portfolio turnover rate	1.58%	4.90%	6.51%	7.12%	20.05%	14.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.07	$12.06	$11.53	$12.29	$12.14	$11.22
Income from investment operations[b]:
Net investment income[c]	0.16	0.34	0.36	0.36	0.36	0.41
Net realized and unrealized gains (losses)	0.20	—	0.53	(0.78)	0.14	0.91
Total from investment operations	0.36	0.34	0.89	(0.42)	0.50	1.32
Less distributions from:
Net investment income.	(0.16)	(0.33)	(0.36)	(0.34)	(0.35)	(0.40)
Net realized gains	—	—	—	—	—	(—)[d]
Total distributions	(0.16)	(0.33)	(0.36)	(0.34)	(0.35)	(0.40)
Net asset value, end of period	$12.27	$12.07	$12.06	$11.53	$12.29	$12.14

Total return[e]	3.00%	2.89%	7.79%	(3.41)%	4.20%	12.01%

Ratios to average net assets[f]
Expenses.	1.21%	1.21%	1.22%	1.21%	1.20%	1.21%
Net investment income	2.62%	2.83%	3.01%	3.09%	2.94%	3.50%

Supplemental data
Net assets, end of period (000’s)	$63,475	$61,834	$62,878	$61,760	$90,144	$84,078
Portfolio turnover rate	1.58%	4.90%	6.51%	7.12%	20.05%	14.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.94	$11.93	$11.41	$12.16	$12.02	$11.11
Income from investment operations[b]:
Net investment income[c]	0.20	0.41	0.43	0.43	0.44	0.48
Net realized and unrealized gains (losses)	0.19	0.01	0.53	(0.77)	0.14	0.91
Total from investment operations	0.39	0.42	0.96	(0.34)	0.58	1.39
Less distributions from:
Net investment income.	(0.20)	(0.41)	(0.44)	(0.41)	(0.44)	(0.48)
Net realized gains	—	—	—	—	—	(—)[d]
Total distributions	(0.20)	(0.41)	(0.44)	(0.41)	(0.44)	(0.48)
Net asset value, end of period	$12.13	$11.94	$11.93	$11.41	$12.16	$12.02

Total return[e]	3.29%	3.60%	8.48%	(2.74)%	4.85%	12.76%

Ratios to average net assets[f]
Expenses.	0.56%	0.56%	0.57%	0.56%	0.55%	0.56%
Net investment income	3.27%	3.48%	3.66%	3.74%	3.59%	4.15%

Supplemental data
Net assets, end of period (000’s)	$15,556	$12,614	$10,274	$4,574	$9,135	$7,743
Portfolio turnover rate	1.58%	4.90%	6.51%	7.12%	20.05%	14.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Massachusetts Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.5%
Massachusetts 98.5%
Boston GO, Refunding, Series B, 5.00%, 4/01/26	$6,160,000	$7,950,589
Boston Water and Sewer Commission Revenue, General, Refunding, Senior Series A, 4.00%, 11/01/28	4,400,000	5,112,756
Braintree GO, Refunding, 5.00%, 5/15/27	2,000,000	2,665,760
City of Quincy GO, Muni Purpose Loan, Refunding, 4.00%, 6/01/32	2,565,000	2,889,780
Dudley-Charlton Regional School District GO, Series B, NATL Insured, 5.25%, 5/01/19	3,140,000	3,484,960
Massachusetts Bay Transportation Authority Sales Tax Revenue,
Refunding, Senior Series A, 5.25%, 7/01/30	4,000,000	5,492,840
Refunding, Series B, 5.00%, 7/01/33	2,500,000	3,112,725
Series A, 5.00%, 7/01/40	5,000,000	6,152,650
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	7,293,050
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 5/01/33.	10,000,000	10,720,700
Series B, 5.00%, 5/01/40	4,625,000	5,321,062
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Series B, 5.00%, 1/01/35	16,165,000	18,107,225
Massachusetts State Development Finance Agency Revenue,
Boston College Issue, Series P, NATL Insured, 4.75%, 7/01/42	11,000,000	11,305,360
Brandeis University Issue, Series N, 5.00%, 10/01/39	5,000,000	5,395,700
The Broad Institute Issue, Series A, 5.375%, 4/01/41	15,000,000	17,463,750
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
Pre-Refunded, 5.00%, 7/01/31	5,000,000	5,180,800
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
Pre-Refunded, 5.00%, 7/01/37	5,035,000	5,217,066
Northeastern University Issue, Series A, 5.00%, 3/01/44	5,000,000	6,065,200
Partners Healthcare System Issue, Refunding, Series L, 5.00%, 7/01/41	5,000,000	5,767,800
Partners Healthcare System Issue, Refunding, Series O-2, 5.00%, 7/01/30	5,000,000	6,216,300
Sterling and Francine Clark Art Institute Issue, 5.00%, 7/01/41	12,900,000	14,926,332
WGBH Educational Foundation, Refunding, Series A, Assured Guaranty, 5.00%, 1/01/36	8,455,000	8,858,219
WGBH Educational Foundation Issue, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 1/01/36	7,490,000	7,919,327
Williams College, Refunding, Series Q, 5.00%, 7/01/46	5,000,000	6,180,400
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49	4,825,000	5,205,548
Worcester Polytechnic Institute Issue, NATL Insured, Pre-Refunded, 5.00%, 9/01/37	9,880,000	10,308,792
Worcester Polytechnic Institute Issue, Refunding, NATL Insured, 5.00%, 9/01/37	2,970,000	3,083,900
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28	5,395,000	5,819,155
Issue I, Refunding, Series A, 5.50%, 1/01/22	3,000,000	3,361,380
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge Program,
Series A, 5.00%, 6/15/27	5,000,000	6,342,600
Massachusetts State GO,
Consolidated Loan, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/37	10,000,000	10,398,300
Consolidated Loan, Series F, 4.00%, 11/01/29	6,000,000	6,769,200
Refunding, Series A, AMBAC Insured, 5.50%, 8/01/30	5,000,000	7,043,450
Massachusetts State Health and Educational Facilities Authority Revenue,
Cable Housing and Health Services Issue, Series A, NATL Insured, 5.25%, 7/01/23	765,000	766,132
Cape Cod Healthcare Obligated Group, Assured Guaranty, 6.00%, 11/15/28	3,000,000	3,459,720
Cape Cod Healthcare Obligated Group, Assured Guaranty, 5.125%, 11/15/35	3,150,000	3,463,079
Children’s Hospital Issue, Series M, 5.25%, 12/01/39	7,000,000	7,837,760
Emmanuel College Issue, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	10,000,000	10,361,600
Lesley University Issue, Series A, Assured Guaranty, 5.25%, 7/01/39	9,350,000	10,316,977
Partners Healthcare System Issue, Refunding, Series J-1, 5.00%, 7/01/39	4,345,000	4,811,523
Southcoast Health System Obligated Group, Series D, 5.00%, 7/01/39	5,500,000	5,924,875

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Massachusetts Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health and Educational Facilities Authority Revenue, (continued)
Sterling and Francine Clark Art Institute Issue, Series B, 5.00%, 7/01/40	$5,000,000	$5,729,350
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	430,000	519,904
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.25%, 12/01/27	4,000,000	4,226,640
Housing, Refunding, Series A, 3.50%, 12/01/31	5,805,000	6,096,991
Housing, Series C, 5.125%, 12/01/39	1,700,000	1,820,360
Housing, Series C, 5.35%, 12/01/49	4,500,000	4,831,020
Housing, Series D, 5.05%, 6/01/40	4,430,000	4,687,294
Housing, Series F, 3.15%, 12/01/32	3,445,000	3,522,547
Housing, Series F, 3.45%, 12/01/37	1,500,000	1,543,425
SF Housing, Series 159, 4.05%, 12/01/32	5,125,000	5,505,941
SF Housing, Series 162, 3.15%, 12/01/32	10,905,000	11,251,779
Massachusetts State Port Authority Revenue,
Series A, AGMC Insured, Pre-Refunded, 4.50%, 7/01/32	5,590,000	5,769,327
Series A, AGMC Insured, Pre-Refunded, 4.50%, 7/01/37	7,935,000	8,189,555
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Series B, 5.00%, 10/15/41	10,000,000	11,801,100
Series A, AMBAC Insured, Pre-Refunded, 4.75%, 8/15/32	15,000,000	15,588,000
Massachusetts State School Building Authority Sales Tax Revenue, Series C, Refunding, 5.00%, 8/15/31	6,000,000	7,506,060
Massachusetts State Special Obligation Dedicated Tax Revenue,
Refunding, NATL Insured, 5.50%, 1/01/25	10,900,000	14,139,589
Refunding, NATL Insured, 5.50%, 1/01/34	16,900,000	23,869,053
Massachusetts State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 4.00%,
6/01/31	5,555,000	6,187,492
Massachusetts State Water Pollution Abatement Trust Revenue,
2012, Pooled Loan Program, Series 6, 5.50%, 8/01/30	195,000	195,669
2012, Pooled Loan Program, Series 7, 5.125%, 2/01/31	260,000	260,783
State Revolving Fund, Refunding, 5.00%, 8/01/23.	3,000,000	3,755,250
Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue, Massachusetts
Water Resources Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29	250,000	250,910
Massachusetts Water Resources Authority Revenue,
General, Green Bond, Refunding, Series C, 4.00%, 8/01/36.	5,000,000	5,696,550
General, Refunding, Series B, AGMC Insured, 5.25%, 8/01/28	5,490,000	7,461,843
General, Series A, AGMC Insured, Pre-Refunded, 4.50%, 8/01/46	5,325,000	5,409,934
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue,
senior lien, 5.00%, 7/01/41	7,500,000	8,625,450
senior lien, Refunding, 5.25%, 7/01/36.	5,585,000	6,543,777
Monson GO, AMBAC Insured, 5.25%, 11/01/23	1,675,000	1,679,740
Springfield GO, State Qualified Municipal Purpose Loan, AGMC Insured, Pre-Refunded, 4.50%, 8/01/26	2,000,000	2,031,900
Worcester GO,
Assured Guaranty, 5.00%, 11/01/37	3,000,000	3,135,750
Municipal Purpose Loan, 3.25%, 11/01/25	3,370,000	3,616,280
Municipal Purpose Loan, 3.50%, 11/01/26	3,000,000	3,256,020
Total Municipal Bonds before Short Term Investments (Cost $437,033,560)		478,779,625

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Massachusetts Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (Cost $3,000,000) 0.6%
Municipal Bonds 0.6%
Massachusetts 0.6%
[a] Massachusetts State GO, Consolidated Loan, Refunding, Series A, Daily VRDN and Put, 0.58%, 3/01/26	$3,000,000	$3,000,000
Total Investments (Cost $440,033,560) 99.1%		481,779,625
Other Assets, less Liabilities 0.9%		4,149,638
Net Assets 100.0%.		$485,929,263

See Abbreviations on page 150.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin New Jersey Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.73	$11.95	$11.76	$12.62	$12.55	$11.49
Income from investment operations[b]:
Net investment income[c]	0.23	0.46	0.47	0.46	0.47	0.52
Net realized and unrealized gains (losses)	0.18	(0.23)	0.20	(0.87)	0.06	1.06
Total from investment operations	0.41	0.23	0.67	(0.41)	0.53	1.58
Less distributions from net investment income .	(0.23)	(0.45)	(0.48)	(0.45)	(0.46)	(0.52)
Net asset value, end of period	$11.91	$11.73	$11.95	$11.76	$12.62	$12.55

Total return[d]	3.50%	1.99%	5.75%	(3.22)%	4.31%	14.09%

Ratios to average net assets[e]
Expenses.	0.64%	0.64%	0.64%	0.63%	0.63%	0.63%
Net investment income	3.78%	3.96%	3.98%	3.88%	3.69%	4.30%

Supplemental data
Net assets, end of period (000’s)	$804,371	$793,062	$893,018	$974,154	$1,281,242	$1,201,084
Portfolio turnover rate	3.84%	5.24%	4.81%	9.73%	13.02%	8.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.87	$12.09	$11.89	$12.76	$12.68	$11.60
Income from investment operations[b]:
Net investment income[c]	0.20	0.40	0.41	0.40	0.40	0.45
Net realized and unrealized gains (losses)	0.18	(0.24)	0.20	(0.89)	0.07	1.09
Total from investment operations	0.38	0.16	0.61	(0.49)	0.47	1.54
Less distributions from net investment income .	(0.19)	(0.38)	(0.41)	(0.38)	(0.39)	(0.46)
Net asset value, end of period	$12.06	$11.87	$12.09	$11.89	$12.76	$12.68

Total return[d]	3.26%	1.42%	5.20%	(3.80)%	3.77%	13.52%

Ratios to average net assets[e]
Expenses.	1.19%	1.19%	1.19%	1.18%	1.18%	1.18%
Net investment income	3.23%	3.41%	3.43%	3.33%	3.14%	3.75%

Supplemental data
Net assets, end of period (000’s)	$228,792	$216,813	$231,740	$247,538	$331,573	$296,302
Portfolio turnover rate	3.84%	5.24%	4.81%	9.73%	13.02%	8.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.74	$11.96	$11.77	$12.63	$12.55	$11.49
Income from investment operations[b]:
Net investment income[c]	0.23	0.47	0.49	0.47	0.48	0.53
Net realized and unrealized gains (losses)	0.18	(0.23)	0.19	(0.87)	0.08	1.07
Total from investment operations	0.41	0.24	0.68	(0.40)	0.56	1.60
Less distributions from net investment income .	(0.23)	(0.46)	(0.49)	(0.46)	(0.48)	(0.54)
Net asset value, end of period	$11.92	$11.74	$11.96	$11.77	$12.63	$12.55

Total return[d]	3.54%	2.10%	5.86%	(3.12)%	4.50%	14.20%

Ratios to average net assets[e]
Expenses.	0.54%	0.54%	0.54%	0.53%	0.53%	0.53%
Net investment income	3.88%	4.06%	4.08%	3.98%	3.79%	4.40%

Supplemental data
Net assets, end of period (000’s)	$104,871	$91,175	$92,059	$63,162	$81,557	$63,827
Portfolio turnover rate	3.84%	5.24%	4.81%	9.73%	13.02%	8.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin New Jersey Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 93.1%
Delaware 0.6%
Delaware River and Bay Authority Revenue, Series A, 5.00%, 1/01/42	$6,000,000	$6,955,200
New Jersey 76.0%
Cape May County Industrial PCFA Revenue, Atlantic City Electric Co. Project, Refunding, Series A, NATL
Insured, 6.80%, 3/01/21	5,400,000	6,437,772
Cumberland County Improvement Authority Revenue, Technical High School Project, AGMC Insured,
5.00%, 9/01/39	2,000,000	2,391,900
Gloucester County Improvement Authority Revenue, Rowan University Business and Engineering School
Projects, Series C, 5.00%, 7/01/44	3,500,000	4,094,930
Hudson County Improvement Authority Lease Revenue,
County Secured, County Services Building Project, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	3,895,000	3,993,621
County Secured, Hudson County Vocational-Technical Schools Project, 5.00%, 5/01/46	6,000,000	7,296,420
Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison Parking Facility
Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34	2,000,000	2,197,320
Middlesex County COP, Capital Appreciation, NATL Insured, zero cpn., 6/15/24	1,000,000	842,270
Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional Educational
Services Commission Projects, Pre-Refunded, 5.25%, 12/15/33	3,000,000	3,311,100
Middlesex County Improvement Authority Revenue,
Administration Building Residential Project, FNMA Insured, 5.25%, 7/01/21	510,000	511,203
Administration Building Residential Project, FNMA Insured, 5.35%, 7/01/34	1,575,000	1,577,536
Morristown Parking Authority Revenue,
Guaranteed Parking, NATL Insured, 5.00%, 8/01/30	1,815,000	1,890,159
Guaranteed Parking, NATL Insured, 5.00%, 8/01/33	2,630,000	2,735,437
New Brunswick Parking Authority Revenue, City Guaranteed, Refunding, Series A, BAM Insured, 5.00%,
9/01/39	5,000,000	6,059,200
New Jersey EDA,
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/38	5,000,000	5,866,250
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/46	7,500,000	8,758,275
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/28	3,000,000	3,337,710
Cigarette Tax, Refunding, 5.00%, 6/15/29	1,000,000	1,108,640
Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22	10,000,000	11,634,100
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC,
Series A, 5.875%, 6/01/42	17,950,000	20,015,686
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/27	5,000,000	5,049,800
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	12,500,000	12,624,500
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,099,600
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	15,000,000	15,033,600
Provident Group, Rowan Properties LLC, Rowan University Student Housing Project, Series A,
5.00%, 1/01/48	7,000,000	7,913,640
School Facilities Construction, Refunding, Series K, NATL Insured, 5.25%, 12/15/21	10,000,000	11,619,100
School Facilities Construction, Refunding, Series N-1, NATL Insured, 5.50%, 9/01/27	8,660,000	10,582,607
School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	5,000,000	5,576,050
School Facilities Construction, Series NN, 5.00%, 3/01/28	5,000,000	5,597,900
School Facilities Construction, Series U, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/37	5,000,000	5,211,900
School Facilities Construction, Series U, Pre-Refunded, 5.00%, 9/01/37	1,720,000	1,792,894
School Facilities Construction, Series WW, 5.00%, 6/15/37	4,760,000	5,234,762
School Facilities Construction, Series Y, Pre-Refunded, 5.00%, 9/01/33	6,000,000	6,496,800
School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34	1,040,000	1,135,857
School Facilities Construction, Series Z, Assured Guaranty, Pre-Refunded, 5.50%, 12/15/34.	1,960,000	2,167,231

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey EDA Water Facilities Revenue,
New Jersey-American Water Co. Inc. Project, Refunding, Series A, 5.70%, 10/01/39	$10,000,000	$11,168,900
New Jersey-American Water Co. Inc. Project, Refunding, Series B, 5.00%, 10/01/39	8,750,000	9,563,137
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic Health System Hospital Corp. Issue, 6.00%, 7/01/41	10,600,000	12,689,366
Atlantic Health System Hospital Corp. Issue, Series A, 5.00%, 7/01/27	8,000,000	8,593,520
AtlantiCare Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/25	4,605,000	4,769,583
AtlantiCare Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/37	19,490,000	20,186,573
Barnabas Health Issue, Refunding, Series A, 5.625%, 7/01/32	5,500,000	6,503,090
Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/44	10,000,000	11,711,100
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31	5,000,000	5,292,750
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36	5,000,000	5,259,450
Hunterdon Medical Center Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/45	2,650,000	3,069,680
Inspira Health Obligated Group, Refunding, Series A, 5.00%, 7/01/46.	18,500,000	22,200,925
Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27	2,500,000	2,908,525
Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%, 7/01/38	9,465,000	10,113,826
Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%, 7/01/38	13,265,000	14,174,316
Robert Wood Johnson University Hospital Issue, Series A, 5.00%, 7/01/43	3,650,000	4,271,741
Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43	4,000,000	4,739,680
St. Barnabas Health Care System Issue, Series A, 5.00%, 7/01/29	6,980,000	7,079,395
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31	2,935,000	3,385,757
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34	1,500,000	1,714,980
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26	1,000,000	1,123,610
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35	3,400,000	3,760,332
Virtua Health Issue, Series A, Assured Guaranty, 5.50%, 7/01/38.	10,000,000	11,164,700
New Jersey Health Care Facilities Financing Authority State Contract Revenue,
Hospital Asset Transformation Program, Series A, 5.75%, 10/01/31	10,000,000	11,091,900
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	11,555,000	12,268,752
Hospital Asset Transformation Program, Series A, Pre-Refunded, 5.25%, 10/01/38	3,445,000	3,763,490
New Jersey Institute of Technology GO,
Series A, 5.00%, 7/01/42.	7,000,000	8,181,600
Series A, 5.00%, 7/01/45.	6,000,000	7,009,680
New Jersey State COP, Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/29	1,000,000	1,068,250
New Jersey State Educational Facilities Authority Revenue,
[a] The College of New Jersey Issue, Refunding, Series F, 4.00%, 7/01/35	1,850,000	2,061,714
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	2,220,000	2,379,685
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	3,720,000	4,010,048
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/35	8,380,000	8,941,879
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/35	2,620,000	2,824,281
Kean University, Refunding, Series H, AGMC Insured, 5.00%, 7/01/34	2,205,000	2,621,524
Kean University, Refunding, Series H, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,927,150
Kean University Issue, Refunding, Series A, 5.50%, 9/01/36	8,500,000	9,460,245
Kean University Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/39	1,000,000	1,036,160
Kean University Issue, Series D, NATL Insured, Pre-Refunded, 5.00%, 7/01/39	4,695,000	4,864,771
Montclair State University Issue, Refunding, Series A, 5.00%, 7/01/44	10,415,000	12,229,293
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/35	2,245,000	2,698,490
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/36	1,210,000	1,450,173
Montclair State University Issue, Series A, 5.00%, 7/01/39	5,000,000	5,890,450
Montclair State University Issue, Series J, Pre-Refunded, 5.25%, 7/01/38	2,000,000	2,164,980
Princeton University, Refunding, Series B, 5.00%, 7/01/44	15,000,000	18,560,250
Princeton University, Refunding, Series E, 5.00%, 7/01/33.	5,000,000	5,184,150

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Semiannual Report 125

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue, (continued)
Princeton University, Series B, 5.00%, 7/01/39	$15,000,000	$17,684,250
Princeton University, Series B, 4.375%, 7/01/41	10,000,000	11,168,700
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37	1,000,000	1,136,320
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42	1,000,000	1,124,200
The Richard Stockton College of New Jersey Issue, Series A, Pre-Refunded, 5.375%, 7/01/38	5,000,000	5,423,700
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/34	400,000	476,600
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/37	1,300,000	1,536,574
Seton Hall University Issue, Series E, Pre-Refunded, 6.25%, 7/01/37	5,000,000	5,764,200
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/34	4,750,000	4,895,492
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/18	215,000	215,639
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/28	865,000	867,682
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/18.	190,000	199,551
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28.	710,000	824,402
William Paterson University, Refunding, Series E, BAM Insured, 5.00%, 7/01/33	1,250,000	1,537,687
William Paterson University, Refunding, Series E, BAM Insured, 5.00%, 7/01/35	1,520,000	1,847,530
The William Paterson University of New Jersey Issue, Refunding, Series C, Assured Guaranty,
5.00%, 7/01/38	5,500,000	5,853,320
The William Paterson University of New Jersey Issue, Refunding, Series E, BAM Insured, 5.00%,
7/01/34	1,340,000	1,641,822
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33	2,140,000	2,447,111
Refunding, Series 1A, 5.00%, 12/01/25	2,720,000	2,939,722
Refunding, Series 1A, 5.00%, 12/01/26	1,295,000	1,399,183
Refunding, Series 1A, 5.125%, 12/01/27	3,235,000	3,502,534
Refunding, Series 1A, 5.25%, 12/01/28	3,245,000	3,522,740
Series 2, 5.00%, 12/01/26	1,400,000	1,542,758
Series 2, 5.00%, 12/01/27	1,020,000	1,121,429
Series 2, 5.00%, 12/01/28	1,030,000	1,130,683
Series 2, 5.00%, 12/01/30	1,500,000	1,646,625
Series 2, 5.00%, 12/01/36	1,000,000	1,097,750
Series A, 5.625%, 6/01/30	14,500,000	16,200,850
Series A, Assured Guaranty, 6.125%, 6/01/30	6,755,000	7,159,895
New Jersey State Housing and Mortgage Finance Agency MFHR, Series I, 5.75%, 11/01/38	2,490,000	2,572,992
New Jersey State Housing and Mortgage Finance Agency SFHR, Series AA, 6.50%, 10/01/38	695,000	707,232
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.25%, 6/15/31	11,500,000	13,181,415
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/29	5,000,000	3,006,000
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/32	10,000,000	5,165,800
Transportation System, Capital Appreciation, Series C, AGMC Insured, zero cpn., 12/15/33	10,000,000	5,408,200
Transportation System, Series A, 6.00%, 12/15/38	16,110,000	17,747,904
Transportation System, Series A, 5.50%, 6/15/41	5,000,000	5,658,950
Transportation System, Series A, AGMC Insured, 5.00%, 12/15/34	15,000,000	15,738,450
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/32	10,000,000	10,427,200
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	8,890,000	9,951,466
Transportation System, Series B, 5.00%, 6/15/42	7,000,000	7,654,080
New Jersey State Turnpike Authority Turnpike Revenue,
Growth and Income Securities, Series B, AMBAC Insured, Pre-Refunded, 5.15%, 1/01/35	7,500,000	7,610,625
Refunding, Series I, 5.00%, 1/01/35	5,000,000	5,612,900
Series E, 5.25%, 1/01/40.	30,000,000	33,010,200
Series H, 5.00%, 1/01/36	14,000,000	15,277,220

126 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
North Hudson Sewerage Authority Gross Revenue, Lease Certificates, Refunding, Series A, 5.00%,
6/01/42	$17,800,000	$20,245,186
Passaic County Improvement Authority Parking Facilities Revenue, 200 Hospital Plaza Corp. Project,
5.00%, 5/01/42	3,200,000	3,597,120
Rutgers State University GO,
Series F, Pre-Refunded, 5.00%, 5/01/39	20,000,000	22,233,800
Series L, 5.00%, 5/01/43	12,000,000	14,166,240
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%, 6/01/29	5,000,000	5,497,850
Sussex County Municipal Utilities Authority Wastewater Facilities Revenue,
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/35	2,815,000	1,094,303
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/36	2,810,000	1,029,050
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/37	2,815,000	972,554
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/38	2,810,000	913,924
Upper Freehold Regional School District GO, NATL Insured, Pre-Refunded, 5.00%, 2/15/35	8,730,000	8,899,886
		864,619,117
New York 10.1%
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Fifty-Third Series, Refunding, 5.00%, 7/15/38	8,850,000	9,457,641
Consolidated, One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	10,000,000	10,403,800
Consolidated, One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	5,000,000	5,201,900
Consolidated, One Hundred Forty-Fourth Series, Refunding, 5.00%, 10/01/29.	5,000,000	5,014,750
Consolidated, One Hundred Forty-Ninth Series, 5.00%, 11/15/31.	10,000,000	10,482,300
Consolidated, One Hundred Seventy-First Series, Refunding, 5.00%, 7/15/30	12,200,000	14,494,088
Consolidated, One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	15,000,000	18,129,450
Consolidated, One Hundred Sixtieth Series, Refunding, 5.00%, 9/15/36	15,000,000	16,783,350
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	11,250,600
Consolidated, One Hundred Sixty-Sixth Series, Refunding, 5.25%, 7/15/36	5,000,000	5,864,250
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air Terminal LLC
Project, NATL Insured, 5.75%, 12/01/22	8,000,000	8,184,000
		115,266,129
Pennsylvania 2.9%
Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured, Pre-Refunded,
5.00%, 7/01/35	5,000,000	5,180,800
Delaware River Port Authority Revenue,
5.00%, 1/01/37	10,000,000	11,950,300
Series E, 5.00%, 1/01/35.	14,000,000	15,556,520
		32,687,620
U.S. Territories 3.5%
Puerto Rico 3.5%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	16,620,000	10,844,550
Series XX, 5.25%, 7/01/40	3,125,000	2,031,250
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.75%, 8/01/37	10,000,000	5,237,500
first subordinate, Series A, 6.00%, 8/01/42	30,000,000	15,975,000
first subordinate, Series C, 5.50%, 8/01/40	10,000,000	5,225,000
		39,313,300
Total Municipal Bonds before Short Term Investments (Cost $1,004,289,886)		1,058,841,366

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Semiannual Report 127

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (Cost $17,500,000) 1.5%
Municipal Bonds 1.5%
New Jersey 1.5%
[b] New Jersey Health Care Facilities Financing Authority Revenue, Virtua Health, Series B, Daily VRDN and
Put, 0.51%, 7/01/43	$17,500,000	$17,500,000
Total Investments (Cost $1,021,789,886) 94.6%		1,076,341,366
Other Assets, less Liabilities 5.4%.		61,692,547
Net Assets 100.0%		$1,138,033,913

See Abbreviations on page 150.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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			FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
August 31, 2016 (unaudited)

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Insured
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$4,280,226,408	$1,066,088,799	$7,699,506,904	$1,763,257,439
Value	$4,606,669,676	$1,076,450,900	$8,647,553,933	$1,921,615,900
Cash	5,189,194	1,151,210	15,124,037	77,076
Receivables:
Capital shares sold	11,334,947	2,678,864	13,711,515	267,993
Interest	44,572,457	8,730,616	96,386,384	21,818,078
Other assets	1,520	383	2,909	682
Total assets	4,667,767,794	1,089,011,973	8,772,778,778	1,943,779,729
Liabilities:
Payables:
Investment securities purchased.	26,338,220	6,943,329	31,822,654	—
Capital shares redeemed.	11,348,263	2,718,054	21,357,411	3,170,534
Management fees.	1,753,081	373,079	3,270,993	746,741
Distribution fees	442,209	105,664	1,087,803	272,297
Transfer agent fees	649,048	76,635	961,812	124,684
Distributions to shareholders	1,216,013	191,236	3,716,353	748,895
Accrued expenses and other liabilities	254,956	75,251	695,148	65,303
Total liabilities	42,001,790	10,483,248	62,912,174	5,128,454
Net assets, at value	$4,625,766,004	$1,078,528,725	$8,709,866,604	$1,938,651,275
Net assets consist of:
Paid-in capital	$4,359,024,479	$1,068,192,021	$8,278,067,191	$1,836,151,744
Undistributed net investment income	1,681,133	1,356,368	25,275,623	3,689,999
Net unrealized appreciation (depreciation)	326,443,268	10,362,101	948,047,029	158,358,461
Accumulated net realized gain (loss)	(61,382,876)	(1,381,765)	(541,523,239)	(59,548,929)
Net assets, at value	$4,625,766,004	$1,078,528,725	$8,709,866,604	$1,938,651,275

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
August 31, 2016 (unaudited)

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Insured
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$2,118,376,780	$825,410,903	$5,507,075,908	$1,615,058,544
Shares outstanding	168,475,617	79,187,034	507,074,964	129,604,010
Net asset value per share[a]	$12.57	$10.42	$10.86	$12.46
Maximum offering price per share (net asset value
per share ÷ 97.75%, 97.75%, 95.75% and 95.75%,
respectively)	$12.86	$10.66	$11.34	$13.01
Class C:
Net assets, at value	$473,841,538		$1,131,952,765	$263,009,266
Shares outstanding	37,583,693		102,395,919	20,801,750
Net asset value and maximum offering price per
share[a]	$12.61		$11.05	$12.64
Advisor Class:
Net assets, at value	$2,033,547,686	$253,117,822	$2,070,837,931	$60,583,465
Shares outstanding	161,364,711	24,296,562	189,894,168	4,863,419
Net asset value and maximum offering price per
share	$12.60	$10.42	$10.91	$12.46

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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	FRANKLIN TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
August 31, 2016 (unaudited)

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$440,033,560	$1,021,789,886
Value	$481,779,625	$1,076,341,366
Cash.	415,556	53,727,336
Receivables:
Capital shares sold	381,573	1,400,832
Interest	4,488,837	11,121,417
Other assets	162	377
Total assets	487,065,753	1,142,591,328
Liabilities:
Payables:
Investment securities purchased	—	2,054,980
Capital shares redeemed	579,918	1,210,594
Management fees	202,778	446,720
Distribution fees	69,557	193,273
Transfer agent fees	30,645	79,497
Distributions to shareholders	229,312	563,156
Accrued expenses and other liabilities.	24,280	9,195
Total liabilities	1,136,490	4,557,415
Net assets, at value	$485,929,263	$1,138,033,913
Net assets consist of:
Paid-in capital	$462,437,016	$1,133,668,947
Undistributed net investment income.	544,540	3,672,142
Net unrealized appreciation (depreciation)	41,746,065	54,551,480
Accumulated net realized gain (loss)	(18,798,358)	(53,858,656)
Net assets, at value	$485,929,263	$1,138,033,913
Class A:
Net assets, at value	$406,897,955	$804,370,637
Shares outstanding.	33,537,896	67,528,505
Net asset value per share[a]	$12.13	$11.91
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.67	$12.44
Class C:
Net assets, at value	$63,475,419	$228,791,968
Shares outstanding.	5,173,782	18,973,081
Net asset value and maximum offering price per share[a]	$12.27	$12.06
Advisor Class:
Net assets, at value	$15,555,889	$104,871,308
Shares outstanding.	1,282,152	8,798,030
Net asset value and maximum offering price per share	$12.13	$11.92

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended August 31, 2016 (unaudited)

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Insured
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$70,540,505	$8,039,697	$209,344,332	$43,130,086
Expenses:
Management fees (Note 3a)	10,448,897	2,614,857	19,170,431	4,536,321
Distribution fees: (Note 3c)
Class A	1,044,116	643,571	2,685,577	757,764
Class C	1,554,812	—	3,603,384	881,335
Transfer agent fees: (Note 3e)
Class A	852,846	199,515	1,528,975	349,729
Class C	194,751	—	315,607	57,354
Advisor Class	840,999	57,499	591,115	12,539
Custodian fees	18,571	4,850	37,061	8,801
Reports to shareholders	173,547	22,319	213,417	40,543
Registration and filing fees	117,616	53,710	148,404	29,786
Professional fees	39,620	23,418	228,304	24,658
Trustees’ fees and expenses	11,066	2,680	20,494	5,068
Other	91,244	35,439	1,025,462	40,934
Total expenses	15,388,085	3,657,858	29,568,231	6,744,832
Expenses waived/paid by affiliates (Note 3f)	—	(360,407)	—	—
Net expenses	15,388,085	3,297,451	29,568,231	6,744,832
Net investment income	55,152,420	4,742,246	179,776,101	36,385,254
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	24,257	(196,447)	5,397,809	1,715,134
Net change in unrealized appreciation (depreciation) on
investments	29,285,682	(2,468,299)	217,382,706	(4,275,941)
Net realized and unrealized gain (loss)	29,309,939	(2,664,746)	222,780,515	(2,560,807)
Net increase (decrease) in net assets resulting from
operations	$84,462,359	$2,077,500	$402,556,616	$33,824,447

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	FRANKLIN TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended August 31, 2016 (unaudited)

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund
Investment income:
Interest	$9,281,430	$24,848,570
Expenses:
Management fees (Note 3a)	1,206,194	2,643,012
Distribution fees: (Note 3c)
Class A	203,458	402,023
Class C	205,626	727,783
Transfer agent fees: (Note 3e)
Class A	83,716	183,891
Class C	13,013	51,222
Advisor Class	2,821	22,567
Custodian fees	2,096	4,855
Reports to shareholders	8,783	21,218
Registration and filing fees.	15,965	12,818
Professional fees	20,333	29,559
Trustees’ fees and expenses	1,199	2,821
Other	12,206	27,809
Total expenses	1,775,410	4,129,578
Net investment income.	7,506,020	20,718,992
Realized and unrealized gains (losses):
Net realized gain (loss) from investments.	1,814	140,308
Net change in unrealized appreciation (depreciation) on investments	7,706,826	17,352,692
Net realized and unrealized gain (loss)	7,708,640	17,493,000
Net increase (decrease) in net assets resulting from operations	$15,214,660	$38,211,992

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Six Months Ended		Six Months Ended
	August 31, 2016	Year Ended	August 31, 2016	Year Ended
	(unaudited)	February 29, 2016	(unaudited)	February 29, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$55,152,420	$113,873,312	$4,742,246	$10,758,399
Net realized gain (loss)	24,257	(2,278,217)	(196,447)	74,025
Net change in unrealized appreciation
(depreciation)	29,285,682	16,291,244	(2,468,299)	(2,718,864)
Net increase (decrease) in net
assets resulting from operations	84,462,359	127,886,339	2,077,500	8,113,560
Distributions to shareholders from:
Net investment income:
Class A	(25,265,765)	(47,169,608)	(3,651,976)	(7,790,111)
Class C	(4,449,942)	(8,814,361)	—	—
Advisor Class	(25,859,724)	(56,679,510)	(1,235,884)	(2,405,664)
Total distributions to shareholders	(55,575,431)	(112,663,479)	(4,887,860)	(10,195,775)
Capital share transactions: (Note 2)
Class A	87,851,017	179,897,117	(59,168,247)	(2,126,114)
Class C	1,526,401	10,668,862	—	—
Advisor Class	720,522	(269,383,296)	14,186,357	8,545,517
Total capital share transactions	90,097,940	(78,817,317)	(44,981,890)	6,419,403
Net increase (decrease) in net
assets	118,984,868	(63,594,457)	(47,792,250)	4,337,188
Net assets:
Beginning of period	4,506,781,136	4,570,375,593	1,126,320,975	1,121,983,787
End of period	$4,625,766,004	$4,506,781,136	$1,078,528,725	$1,126,320,975
Undistributed net investment income
included in net assets:
End of period	$1,681,133	$2,104,144	$1,356,368	$1,501,982

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin High Yield		Franklin Insured
	Tax-Free Income Fund		Tax-Free Income Fund
	Six Months Ended		Six Months Ended
	August 31, 2016	Year Ended	August 31, 2016	Year Ended
	(unaudited)	February 29, 2016	(unaudited)	February 29, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$179,776,101	$357,292,302	$36,385,254	$78,183,985
Net realized gain (loss)	5,397,809	(38,316,887)	1,715,134	338,794
Net change in unrealized appreciation
(depreciation)	217,382,706	(53,952,945)	(4,275,941)	(18,700,961)
Net increase (decrease) in net
assets resulting from operations	402,556,616	265,022,470	33,824,447	59,821,820
Distributions to shareholders from:
Net investment income:
Class A	(111,721,467)	(218,087,072)	(31,281,638)	(66,546,392)
Class C	(19,648,785)	(39,039,631)	(4,305,456)	(9,398,759)
Advisor Class	(44,126,882)	(97,239,765)	(1,146,405)	(2,148,259)
Total distributions to shareholders	(175,497,134)	(354,366,468)	(36,733,499)	(78,093,410)
Capital share transactions: (Note 2)
Class A	246,185,924	(72,531,921)	(47,572,102)	(128,532,246)
Class C	39,438,237	(27,618,729)	(11,982,273)	(30,436,336)
Advisor Class	(150,698,461)	(2,692,151)	2,567,802	5,092,338
Total capital share transactions	134,925,700	(102,842,801)	(56,986,573)	(153,876,244)
Net increase (decrease) in net
assets	361,985,182	(192,186,799)	(59,895,625)	(172,147,836)
Net assets:
Beginning of period	8,347,881,422	8,540,068,221	1,998,546,900	2,170,694,736
End of period	$8,709,866,604	$8,347,881,422	$1,938,651,275	$1,998,546,900
Undistributed net investment income
included in net assets:
End of period	$25,275,623	$20,996,656	$3,689,999	$4,038,244

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Massachusetts		Franklin New Jersey
	Tax-Free Income Fund		Tax-Free Income Fund
	Six Months Ended		Six Months Ended
	August 31, 2016	Year Ended	August 31, 2016	Year Ended
	(unaudited)	February 29, 2016	(unaudited)	February 29, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$7,506,020	$16,056,354	$20,718,992	$44,206,460
Net realized gain (loss)	1,814	338,321	140,308	(3,675,385)
Net change in unrealized appreciation
(depreciation)	7,706,826	(289,219)	17,352,692	(20,923,616)
Net increase (decrease) in net
assets resulting from operations	15,214,660	16,105,456	38,211,992	19,607,459
Distributions to shareholders from:
Net investment income:
Class A	(6,495,285)	(13,860,870)	(15,302,557)	(32,144,624)
Class C	(825,517)	(1,716,434)	(3,597,162)	(7,171,730)
Advisor Class	(224,775)	(385,731)	(1,918,273)	(3,508,026)
Total distributions to shareholders	(7,545,577)	(15,963,035)	(20,817,992)	(42,824,380)
Capital share transactions: (Note 2)
Class A	247,443	(38,904,510)	(1,083,812)	(82,826,801)
Class C	627,164	(1,096,623)	8,493,525	(10,574,022)
Advisor Class	2,735,594	2,315,687	12,180,995	849,196
Total capital share transactions	3,610,201	(37,685,446)	19,590,708	(92,551,627)
Net increase (decrease) in net
assets	11,279,284	(37,543,025)	36,984,708	(115,768,548)
Net assets:
Beginning of period	474,649,979	512,193,004	1,101,049,205	1,216,817,753
End of period	$485,929,263	$474,649,979	$1,138,033,913	$1,101,049,205
Undistributed net investment income
included in net assets:
End of period	$544,540	$584,097	$3,672,142	$3,771,142

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-three separate funds, six of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Insured Tax-Free Income Fund was closed to investors with limited exceptions effective at the close of market March 1, 2013.

Class A & Advisor Class
Franklin Federal Limited-Term Tax-Free Income Fund
Class A, Class C & Advisor Class
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to

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1. Organization and Significant Accounting

Policies (continued)

b. Securities Purchased on a When-Issued Basis (continued)

the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2016
Shares sold	18,374,729	$230,388,588	7,168,508	$74,765,181
Shares issued in reinvestment of distributions	1,864,020	23,387,762	321,334	3,350,436
Shares redeemed	(13,234,980)	(165,925,333)	(13,164,509)	(137,283,864)
Net increase (decrease)	7,003,769	$87,851,017	(5,674,667)	$(59,168,247)
Year ended February 29, 2016
Shares sold	38,456,115	$475,670,079	22,312,373	$232,724,844
Shares issued in reinvestment of distributions	3,464,194	42,833,693	667,629	6,966,464
Shares redeemed	(27,415,344)	(338,606,655)	(23,173,503)	(241,817,422)
Net increase (decrease)	14,504,965	$179,897,117	(193,501)	$(2,126,114)
Class C Shares:
Six Months ended August 31, 2016
Shares sold	3,078,930	$38,708,870
Shares issued in reinvestment of distributions	298,378	3,753,519
Shares redeemed	(3,255,640)	(40,935,988)
Net increase (decrease)	121,668	$1,526,401
Year ended February 29, 2016
Shares sold	7,227,445	$89,705,753
Shares issued in reinvestment of distributions	592,336	7,341,909
Shares redeemed	(6,976,367)	(86,378,800)
Net increase (decrease)	843,414	$10,668,862
Advisor Class Shares:
Six Months ended August 31, 2016
Shares sold	22,324,611	$280,453,390	4,138,883	$43,135,823
Shares issued in reinvestment of distributions	1,678,426	21,108,285	37,601	391,806
Shares redeemed	(23,927,650)	(300,841,153)	(2,815,260)	(29,341,272)
Net increase (decrease)	75,387	$720,522	1,361,224	$14,186,357
Year ended February 29, 2016
Shares sold	45,206,591	$559,554,703	6,687,709	$69,751,468
Shares issued in reinvestment of distributions	3,831,124	47,429,828	70,584	736,184
Shares redeemed	(71,108,333)	(876,367,827)	(5,938,429)	(61,942,135)
Net increase (decrease)	(22,070,618)	$(269,383,296)	819,864	$8,545,517

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin High Yield		Franklin Insured
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2016
Shares sold	36,461,109	$382,927,882	77,019	$960,732
Shares issued in reinvestment of distributions	9,227,548	99,268,040	2,193,858	27,360,623
Shares issued on reorganization (Note 9)	10,820,997	123,762,243	—	—
Shares redeemed	(33,520,330)	(359,772,241)	(6,084,932)	(75,893,457)
Net increase (decrease)	22,989,324	$246,185,924	(3,814,055)	$(47,572,102)
Year ended February 29, 2016
Shares sold	49,670,254	$522,229,483	173,089	$2,155,469
Shares issued in reinvestment of distributions	18,054,585	189,390,359	4,604,427	57,267,235
Shares redeemed	(74,834,582)	(784,151,763)	(15,110,874)	(187,954,950)
Net increase (decrease)	(7,109,743)	$(72,531,921)	(10,333,358)	$(128,532,246)
Class C Shares:
Six Months ended August 31, 2016
Shares sold	6,719,718	$71,755,816	13,455	$170,237
Shares issued in reinvestment of distributions	1,556,730	17,042,048	306,368	3,875,984
Shares issued on reorganization (Note 9)	2,131,065	24,808,421	—	—
Shares redeemed	(6,791,519)	(74,168,048)	(1,266,502)	(16,028,494)
Net increase (decrease)	3,615,994	$39,438,237	(946,679)	$(11,982,273)
Year ended February 29, 2016
Shares sold	10,147,620	$108,513,504	33,279	$419,814
Shares issued in reinvestment of distributions	3,132,428	33,421,099	669,831	8,449,839
Shares redeemed	(15,902,086)	(169,553,332)	(3,117,407)	(39,305,989)
Net increase (decrease)	(2,622,038)	$(27,618,729)	(2,414,297)	$(30,436,336)
Advisor Class Shares:
Six Months ended August 31, 2016
Shares sold	26,801,132	$288,252,908	475,838	$5,933,658
Shares issued in reinvestment of distributions	3,407,193	36,793,998	71,524	891,553
Shares issued on reorganization (Note 9)	135,594	1,558,108	—	—
Shares redeemed	(44,629,254)	(477,303,475)	(341,559)	(4,257,409)
Net increase (decrease)	(14,285,335)	$(150,698,461)	205,803	$2,567,802
Year ended February 29, 2016
Shares sold	82,594,797	$872,243,238	988,641	$12,301,562
Shares issued in reinvestment of distributions	7,906,085	83,241,460	139,226	1,731,199
Shares redeemed	(91,083,749)	(958,176,849)	(719,107)	(8,940,423)
Net increase (decrease)	(582,867)	$(2,692,151)	408,760	$5,092,338

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	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Massachusetts		Franklin New Jersey
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2016
Shares sold	1,613,994	$19,472,916	3,590,976	$42,484,274
Shares issued in reinvestment of distributions	440,969	5,324,466	1,084,211	12,835,131
Shares redeemed	(2,035,541)	(24,549,939)	(4,767,150)	(56,403,217)
Net increase (decrease)	19,422	$247,443	(91,963)	$(1,083,812)
Year ended February 29, 2016
Shares sold	2,427,547	$28,726,883	4,616,224	$54,212,629
Shares issued in reinvestment of distributions	957,105	11,315,207	2,269,331	26,538,143
Shares redeemed	(6,675,305)	(78,946,600)	(13,981,234)	(163,577,573)
Net increase (decrease)	(3,290,653)	$(38,904,510)	(7,095,679)	$(82,826,801)
Class C Shares:
Six Months ended August 31, 2016
Shares sold	361,492	$4,414,956	1,784,892	$21,378,437
Shares issued in reinvestment of distributions	57,762	705,467	248,665	2,980,801
Shares redeemed	(367,681)	(4,493,259)	(1,325,429)	(15,865,713)
Net increase (decrease)	51,573	$627,164	708,128	$8,493,525
Year ended February 29, 2016
Shares sold	408,355	$4,893,623	1,711,144	$20,314,787
Shares issued in reinvestment of distributions	121,269	1,449,313	492,752	5,830,167
Shares redeemed	(623,098)	(7,439,559)	(3,102,965)	(36,718,976)
Net increase (decrease)	(93,474)	$(1,096,623)	(899,069)	$(10,574,022)
Advisor Class Shares:
Six Months ended August 31, 2016
Shares sold	299,009	$3,621,871	1,531,235	$18,114,306
Shares issued in reinvestment of distributions	14,628	176,696	134,271	1,591,254
Shares redeemed	(88,006)	(1,062,973)	(636,726)	(7,524,565)
Net increase (decrease)	225,631	$2,735,594	1,028,780	$12,180,995
Year ended February 29, 2016
Shares sold	358,870	$4,241,432	1,895,710	$22,209,670
Shares issued in reinvestment of distributions	26,166	309,364	246,341	2,882,109
Shares redeemed	(189,972)	(2,235,109)	(2,070,455)	(24,242,583)
Net increase (decrease)	195,064	$2,315,687	71,596	$849,196

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.	Transactions with Affiliates (continued)
a.	Management Fees

The Funds, except Franklin Federal Limited-Term Tax-Free Income, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended August 31, 2016, each Fund’s effective investment management fee rate based on daily average net assets was as follows:

Franklin Federal	Franklin Federal	Franklin
Intermediate-Term	Limited-Term	High Yield
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

0.452%	0.473%	0.448%

Franklin	Franklin	Franklin
Insured	Massachusetts	New Jersey
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

0.458%	0.499%	0.469%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin Federal	Franklin Federal	Franklin
		Intermediate-Term	Limited-Term	High Yield
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A		0.10%	0.15%	0.10%
Compensation Plans:
Class C		0.65%	—	0.65%
		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A		0.10%	0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the
Funds’ shares for the period:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid
to unaffiliated brokers/dealers	$228,308	$57,109	$818,387
CDSC retained	$24,277	$14,507	$38,214
	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$—	$36,167	$101,918
CDSC retained	$—	$4,716	$6,105

e. Transfer Agent Fees
Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

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3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees (continued)

For the period ended August 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$435,395	$68,717	$703,066

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$153,979	$37,873	$96,283

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Federal Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.48% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the period ended August 31, 2016, were as follows:

	Franklin Federal	Franklin Federal	Franklin	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Insured	Massachusetts
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$89,585,000	$1,000,000	$11,000,000	$37,700,000	$400,000
Sales	$48,285,000	$32,515,000	$94,545,000	$2,000,000	$—

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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At February 29, 2016, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Federal	Federal	High Yield
	Intermediate-	Limited-Term	Tax-Free
	Term Tax-Free	Tax-Free	Income
	Income Fund	Income Fund	Fund
Capital loss carryforwards subject to expiration:
2017	$6,237,620	$—	$15,478,643
2018	223,211	567	53,451,410
2019	1,793,931	—	583,369
Captial loss carryforwards not subject to expiration:
Short term	32,605,793	—	145,420,077
Long term	20,546,578	1,184,751	322,904,985
Total capital loss carryforwards	$61,407,133	$1,185,318	$537,838,484

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2017	$36,012	$—	$—
2018	5,518,185	—	—
Captial loss carryforwards not subject to expiration:
Short term	35,870,393	7,807,308	10,977,686
Long term	19,839,473	10,992,863	42,889,094
Total capital loss carryforwards	$61,264,063	$18,800,171	$53,866,780

At August 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$4,279,990,012	$1,065,899,624	$7,702,926,333

Unrealized appreciation	$326,890,558	$10,705,341	$1,245,216,052
Unrealized depreciation	(210,894)	(154,065)	(300,588,452)
Net unrealized appreciation (depreciation)	$326,679,664	$10,551,276	$944,627,600

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments.	$1,763,051,284	$439,956,479	$1,021,938,882

Unrealized appreciation	$158,594,214	$41,874,537	$84,098,810
Unrealized depreciation	(29,598)	(51,391)	(29,696,326)
Net unrealized appreciation (depreciation)	$158,564,616	$41,823,146	$54,402,484

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and wash sales.

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5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2016, were as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$441,304,932	$66,371,907	$299,266,771
Sales.	$165,395,000	$150,850,657	$375,064,082

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$64,712,650	$11,809,200	$41,592,799
Sales.	$96,302,700	$7,445,000	$72,934,125

6. Credit Risk and Defaulted Securities

At August 31, 2016, Franklin High Yield Tax-Free Income Fund had 17.4% of its portfolio invested in high yield securities or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2016, the aggregate value of these securities was $28,356,327, representing 0.3% of the Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Upcoming Reorganization

On May 7, 2016, the Board for Franklin Tax-Free Trust approved a proposal to reorganize Franklin Insured Tax-Free Income Fund with and into Franklin Federal Tax-Free Income Fund, subject to approval by the shareholders of Franklin Insured Tax-Free Income Fund.

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9. Reorganization

On April 29, 2016, Franklin High Yield Tax-Free Income Fund (surviving fund), pursuant to a plan of reorganization approved on April 4, 2016 by shareholders of Franklin Double Tax-Free Income Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $10,333,429 of unrealized depreciation, through a tax-free exchange of 13,087,656 shares of the Fund (valued at $150,128,772). Immediately after the completion of the reorganization, the combined net assets of the Fund were $8,443,530,216.

The primary purpose for the reorganization was to combine the Acquired Fund with a fund that has a larger asset size, lower annual fund operating expenses, better total return investment performance, and a more stable and diversified investment portfolio. The estimated cost of the reorganization was $134,500 of which the Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro forma results of operations would have been as follows:

Net Increase
		Net Realized and	(Decrease) in Net
		Unrealized Gain	Assets from
Period	Net Investment Income	(Loss)	Operations

For the period March 1, 2016, through August 31, 2016	$180,953,760	$221,993,666	$402,947,426

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

10. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2016, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11.	Fair Value Measurements (continued)
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)
The	input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Federal Intermediate-Term Tax-Free
Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$4,331,729,676	$—	$4,331,729,676
Short Term Investments	—	274,940,000	—	274,940,000
Total Investments in Securities	$—	$4,606,669,676	$—	$4,606,669,676

Franklin Federal Limited-Term Tax-Free Income
Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$927,901,935	$—	$927,901,935
Short Term Investments	—	148,548,965	—	148,548,965
Total Investments in Securities	$—	$1,076,450,900	$—	$1,076,450,900

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	Level 1	Level 2	Level 3	Total
Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$—	$—	$717,082	$717,082
Corporate Bonds	—	4,689,215	—	4,689,215
Municipal Bonds	—	8,426,189,498	1,478,500	8,427,667,998
Short Term Investments	—	214,479,638	—	214,479,638
Total Investments in Securities	$—	$8,645,358,351	$2,195,582	$8,647,553,933

Franklin Insured Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,886,215,900	$—	$1,886,215,900
Short Term Investments	—	35,400,000	—	35,400,000
Total Investments in Securities	$—	$1,921,615,900	$—	$1,921,615,900

Franklin Massachusetts Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$478,779,625	$—	$478,779,625
Short Term Investments	—	3,000,000	—	3,000,000
Total Investments in Securities	$—	$481,779,625	$—	$481,779,625

Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,058,841,366	$—	$1,058,841,366
Short Term Investments	—	17,500,000	—	17,500,000
Total Investments in Securities	$—	$1,076,341,366	$—	$1,076,341,366

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio

ACA	American Capital Access Holdings Inc.	IDA	Industrial Development Authority/Agency
ACES	Adjustable Convertible Exempt Security	IDAR	Industrial Development Authority Revenue
AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board
AMBAC	American Municipal Bond Assurance Corp.	IDBR	Industrial Development Board Revenue
BAM	Build America Mutual Assurance Co.	ISD	Independent School District
BAN	Bond Anticipation Note	MAC	Municipal Assistance Corp.
BHAC	Berkshire Hathaway Assurance Corp.	MFH	Multi-Family Housing
CDA	Community Development Authority/Agency	MFHR	Multi-Family Housing Revenue
CDD	Community Development District	MFMR	Multi-Family Mortgage Revenue
CFD	Community Facilities District	MFR	Multi-Family Revenue
CIFG	CDC IXIS Financial Guaranty	MTA	Metropolitan Transit Authority
COP	Certificate of Participation	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCC	Pollution Control Corp.
EDR	Economic Development Revenue	PCFA	Pollution Control Financing Authority
ETM	Escrow to Maturity	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Co.	PFA	Public Financing Authority
FHA	Federal Housing Authority/Agency	PFAR	Public Financing Authority Revenue
FICO	Financing Corp.	PIK	Payment-In-Kind
FNMA	Federal National Mortgage Association	PSF	Permanent School Fund
FRN	Floating Rate Note	RDA	Redevelopment Agency/Authority
GARB	General Airport Revenue Bonds	SF	Single Family
GO	General Obligation	SFHR	Single Family Housing Revenue
HDA	Housing Development Authority/Agency	TAN	Tax Anticipation Note
HDC	Housing Development Corp.	TRAN	Tax and Revenue Anticipation Note
HFA	Housing Finance Authority/Agency	UHSD	Unified/Union High School District
HFAR	Housing Finance Authority Revenue	USD	Unified/Union School District
HFC	Housing Finance Corp.	XLCA	XL Capital Assurance
ID	Improvement District

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Trust uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Trust’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the
U.S. Securities and Exchange Commission for the first and
third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s
website at sec.gov. The filed form may also be viewed and
copied at the Commission’s Public Reference Room in
Washington, DC. Information regarding the operations of the
Public Reference Room may be obtained by calling (800)
SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date October 26, 2016

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date October 26, 2016